     As filed with the Securities and Exchange Commission on April 15, 2003

                                             1933 Act Registration No. 333-50817
                                             1940 Act Registration No. 811-03214
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            ------------------------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 8

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 46

                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

                           (Exact Name of Registrant)
                                   eAnnuity(R)

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                            1300 South Clinton Street
                           Fort Wayne, Indiana 46802
         (Address of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, including Area Code: (260)455-2000

                         Elizabeth A. Frederick, Esquire
                  The Lincoln National Life Insurance Company
                             1300 S. Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46802
                          Telephone No. (260)455-2000
                     (Name and Address of Agent for Service)

                        Copies of all communications to:

                             Brian M. Burke, Esquire
                   The Lincoln National Life Insurance Company
                             1300 S. Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46802

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  on May 1, 2003, pursuant to paragraph (b) of Rule 485

     [_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [_]  on __ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

     Interests in a separate account under individual flexible premium deferred variable annuity contracts.
--------------------------------------------------------------------------------
eAnnuity(R)/ /
Lincoln National Variable Annuity Account C individual variable annuity contracts


           issued by:                              Servicing Office
           The Lincoln National Life Insurance Co. AnnuityNet, Inc.
           1300 South Clinton Street               P.O. Box 710900
           Fort Wayne, Indiana 46802               Herndon, VA 20171
           www.LincolnRetirement.com

This prospectus describes an individual flexible premium deferred variable annuity contract (Contract) issued by The Lincoln National Life Insurance Company (Lincoln Life). This Contract may be sold under different names. Most transactions involving this Contract may be performed through Lincoln Life's Internet Service Center.


The Contract described in this prospectus is offered for both traditional and Roth individual retirement annuities and as a nonqualified Contract. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. A nonqualified Contract can be owned jointly only by spouses and is purchased with after-tax money.


The Contract offers you the accumulation of Contract Value and payment of periodic annuity benefits. These benefits are paid on a variable basis. Annuity benefits start at the Annuity Commencement Date which you select. If the Contractowner dies before the Annuity Commencement Date, the Contract Value will be paid to the Beneficiary. (See DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE.)

The minimum initial Purchase Payment for the Contract is $1,000. The minimum payment to the Contract, after the initial Purchase Payment, is $100 per payment. Lin-coln Life reserves the right to limit the sum of Purchase Payments made under this Contract to $5,000,000.

All Purchase Payments will be placed in Lincoln National Variable Annuity Account C (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life, which is the depositor. Based upon your instructions, the VAA invests Purchase Payments (at net asset value) in specified funds. Both the value of a Contract before the Annuity Commencement Date and the amount of payouts afterward will depend upon the investment performance of the fund(s) you selected. Investments in these funds are neither insured nor guaranteed by the U.S. Government or by any other person or entity.

This prospectus details the information regarding the VAA that you should know before investing. You should read it carefully and it will remain available through Lincoln Life's Internet Service Center. We have also attached current prospectuses for each of the funds available through the Contract as follows:

American Century Variable Portfolios, Inc.

  VP International



Baron Capital Funds Trust (Insurance Class)


  Baron Capital Asset Fund





Delaware VIP Trust (Standard Class)


  Delaware VIP Global Bond Series


  Delaware VIP Large Cap Value Series




  Delaware VIP Trend Series



Janus Aspen Series (Institutional shares)


  Worldwide Growth Portfolio



Lincoln Variable Insurance Products Trust


(VIP) (Standard Class)


  Bond Fund.


  Capital Appreciation Fund


  Equity-Income Fund


  Growth and Income Fund


  International Fund


  Managed Fund


  Money Market Fund


  Social Awareness Fund


  Special Opportunities Fund



Neuberger Berman Advisers Management Trust (AMT)


  Partners Portfolio


  Mid-Cap Growth Portfolio



Scudder Investment VIT Funds Trust (Class A)


  Equity 500 Index Fund


  Small Cap Index Fund


You should read each of these prospectuses carefully before purchasing a Contract and save them for future reference.

A Statement of Additional Information (SAI), dated the same date as this prospectus, concerning the VAA has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the SAI appears on the last page of this prospectus. If you have any questions or for a free copy of the SAI send an e-mail request through our Internet Service Center (help@AnnuityServicing.com). The SAI is also available through the SEC website (http://www.sec.gov). In addition, the material incorporated by reference and other information regarding registrants who file electronically with the SEC is available through the SEC website.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


May 1, 2003.

Table of contents


                                   Item                                Page
                                   ----------------------------------------
                                   Special terms                         2
                                   ----------------------------------------
                                   Expense tables                        3
                                   ----------------------------------------
                                   Summary                               6
                                   ----------------------------------------
                                   Investment results                    7
                                   ----------------------------------------
                                   Financial statements                  7
                                   ----------------------------------------
                                   Lincoln National Life Insurance Co.   7
                                   ----------------------------------------
                                   Variable annuity account (VAA)        7
                                   ----------------------------------------
                                   Investments of the VAA                7
                                   ----------------------------------------
                                   Charges and other deductions         10
                                   ----------------------------------------
                                   The contract                         11
                                   ----------------------------------------
                                   Annuity payouts                      14
                                   ----------------------------------------



                                   Item                                         Page
                                   -------------------------------------------------
                                   Federal tax matters                           15
                                   -------------------------------------------------
                                   Voting rights                                 19
                                   -------------------------------------------------
                                   Distribution of the contracts                 19
                                   -------------------------------------------------
                                   Return privilege                              19
                                   -------------------------------------------------
                                   State regulation                              20
                                   -------------------------------------------------
                                   Records and reports                           20
                                   -------------------------------------------------
                                   Other information                             20
                                   -------------------------------------------------
                                   Legal Proceedings                             20
                                   -------------------------------------------------
                                   Statement of additional information table of
                                     contents                                    20
                                   -------------------------------------------------
                                   Appendix A--Condensed Financial
                                     Information                                A-1
                                   -------------------------------------------------


Special terms

Account or Variable Annuity Account (VAA)--The segregated investment account, Account C, into which Lincoln Life sets aside and invests the assets for the Contract offered in this prospectus.

Accumulation Unit--A measure used to calculate Contract Value before the Annuity Commencement Date.

Annuitant--The person upon whose life the annuity benefit payments made after the Annuity Commencement Date will be based.

Annuity Commencement Date--The Valuation Date when the funds are withdrawn or converted into Annuity Units for payment of annuity benefits under the Annuity Payout Option selected. For purposes of determining whether an event occurs before or after the Annuity Commencement Date, the Annuity Commencement Date is deemed to begin at close of business on the Valuation Date.

Annuity Payout Option--An optional form of payout of the annuity available under the Contract.

Annuity Payout--An amount paid at regular intervals after the Annuity Commencement Date under one of several options available to the Annuitant and/or any other payee. The amount paid may vary.

Annuity Unit--A measure used to calculate the amount of Annuity Payouts after the Annuity Commencement Date.

Beneficiary--The person whom you designate to receive the Death Benefit, if any, in case of the Contractowner's death.

Contract (variable annuity contract)--The agreement between you and us providing a variable annuity.

Contractowner (you, your, owner)--The person who has the ability to exercise the rights under the Contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the owner is also the Annuitant.

Contract Value--At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a Contract.

Contract Year--Each one-year period starting with the effective date of the Contract and starting with each Contract anniversary after that.

Death Benefit--The amount payable to the Owner's designated Beneficiary if the Owner dies before the Annuity Commencement Date.

Internet Service Center--The Internet site that Lincoln Life maintains to provide variable annuity contract documents and information to current and prospective annuity Contractowners and through which various transactions may be performed. Certain of these transactions may require faxed or mailed signatures.

Lincoln Life (we, us, our)--The Lincoln National Life Insurance Co.

Purchase Payments--Amounts paid into the Contract.

Subaccount--That portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund. A Subaccount corresponds to each fund.

Surrender Charge--Also known as a contingent deferred sales charge, this charge may be assessed upon premature withdrawals or surrender of the Contract and is calculated according to the provisions of the Contract.

Valuation Date--Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation Period--The period commencing at the close of trading (normally 4:00 p.m. EST) on each day that the NYSE is open for trading (in other words, the Valuation Date) and ending at the close of such trading on the next succeeding Valuation Date.

Expense tables



The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.



The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer account value between investment options. State premium taxes may also be deducted.



Contractowner transaction expenses:



     The maximum surrender charge (contingent deferred sales charge) (as a percentage of account value withdrawn): 3.0%*



*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See "Charges and other deductions--Surrender charge".



The next table describes the fees and expenses that you will pay periodically during the time that they own the contract, not including fund fees and expenses.





Separate Account Annual Expenses:


(as a percentage of average daily net assets in the subaccounts)





Annuity Asset Charge:  0.55%


(mortality and expense risk fees and administrative expense fees)


The next item shows the minimum and maximum total annual operating expenses charged by the funds that contractowners/participants may pay periodically during the time that they own the contract. The expenses are for the year ended December 31, 2002. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



Total annual fund operating expenses                                      Minimum   Maximum
(expenses that are deducted from fund assets, including management fees,
  distribution (12b-1) fees, and other expenses)........................     0.32%     1.42%

Net total annual fund operating expenses
(as a percentage of each fund's average net assets).....................     0.30%     1.42%

The following table shows the expenses charged by each fund for the year ended December 31, 2002:


(as a percentage of each fund's average net assets):



                                                                                                             Total
                                                                                                             Contractual
                                           Management Fees               Other Expenses      Total Expenses  Waivers/
                                           (before any                   (before any         (before any     Reimbursements
                                           waivers/            12b-1     waivers/            waivers/        or Recoupment
                                           reimbursements) +   Fees  +   reimbursements) =   reimbursements) (if any)
----------------------------------------------------------------------------------------------------------------------------
American Century VP International               1.30%          0.00%          0.00%               1.30%
----------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund (Insurance Class)      1.00           0.25           0.17                1.42
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series
 (Standard Class)/1/                            0.75           0.00           0.06                0.81
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series
 (Standard Class)/2/                            0.65           0.00           0.10                0.75
----------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend Series
 (Standard Class)/3/                            0.75           0.00           0.09                0.84
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
 (Institutional Class)                          0.65           0.00           0.05                0.70
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Bond Fund (Standard Class)/4/       0.39           0.00           0.09                0.48
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Capital Appreciation Fund
 (Standard Class)/4/                            0.73           0.00           0.09                0.82
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Equity Income Fund
 (Standard Class)/4/                            0.74           0.00           0.09                0.83
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Growth and Income Fund
 (Standard Class)/4/                            0.32           0.00           0.06                0.38
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP International Fund
 (Standard Class)/4/                            0.85           0.00           0.20                1.05
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Managed Fund
 (Standard Class)/4/                            0.39           0.00           0.11                0.50
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Money Market Fund
 (Standard Class)/4/                            0.42           0.00           0.10                0.52
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Social Awareness Fund
 (Standard Class)/4/                            0.35           0.00           0.08                0.43
----------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Special Opportunities Fund
 (Standard Class)/4/                            0.41           0.00           0.10                0.51
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth
 Portfolio                                      0.84           0.00           0.11                0.95
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Partners Portfolio         0.83           0.00           0.08                0.91
----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index (Class A)/5/       0.20           0.00           0.12                0.32           -0.02%
----------------------------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap Index (Class A)/6/        0.35           0.00           0.26                0.61           -0.16
----------------------------------------------------------------------------------------------------------------------------


                                           Total Expenses
                                           (after
                                           Contractual
                                           Waivers/
                                           Reimbursements
                                           or Recoupment)
---------------------------------------------------------
American Century VP International
---------------------------------------------------------
Baron Capital Asset Fund (Insurance Class)
---------------------------------------------------------
Delaware VIP Global Bond Series
 (Standard Class)/1/
---------------------------------------------------------
Delaware VIP Large Cap Value Series
 (Standard Class)/2/
---------------------------------------------------------
Delaware VIP Trend Series
 (Standard Class)/3/
---------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
 (Institutional Class)
---------------------------------------------------------
Lincoln VIP Bond Fund (Standard Class)/4/
---------------------------------------------------------
Lincoln VIP Capital Appreciation Fund
 (Standard Class)/4/
---------------------------------------------------------
Lincoln VIP Equity Income Fund
 (Standard Class)/4/
---------------------------------------------------------
Lincoln VIP Growth and Income Fund
 (Standard Class)/4/
---------------------------------------------------------
Lincoln VIP International Fund
 (Standard Class)/4/
---------------------------------------------------------
Lincoln VIP Managed Fund
 (Standard Class)/4/
---------------------------------------------------------
Lincoln VIP Money Market Fund
 (Standard Class)/4/
---------------------------------------------------------
Lincoln VIP Social Awareness Fund
 (Standard Class)/4/
---------------------------------------------------------
Lincoln VIP Special Opportunities Fund
 (Standard Class)/4/
---------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth
 Portfolio
---------------------------------------------------------
Neuberger Berman AMT Partners Portfolio
---------------------------------------------------------
Scudder VIT Equity 500 Index (Class A)/5/       0.30%
---------------------------------------------------------
Scudder VIT Small Cap Index (Class A)/6/        0.45
---------------------------------------------------------





(1)The investment advisor for the Delaware VIP Global Bond Series is Delaware International Advisers Ltd. ("DIAL"). For the period May 1, 2001 through April 30, 2002, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 1.00%. Effective May 1, 2003 through April 30, 2004, DIAL has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 1.00%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



(2)The investment advisor for the Delaware VIP Large Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.80%. Without such an arrangement, the total operating expense for the Series would have been 0.75% for the fiscal year 2002. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million, all per year. DMC has voluntarily elected to waive its management fee for this Series to 0.60% indefinitely.



(3)The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2001 through April 30, 2002, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.85%. For the period May 1, 2002 through April 30, 2003, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses would not exceed 0.95%. Effective May 1, 2003 through April 30, 2004, DMC has contractually agreed to waive its management fee and/ or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



(4)The fees and expenses shown in the table have been restated to reflect a new management agreement effective January 1, 2003, which shareholders approved on December 9, 2002, and a new administration agreement that also became effective January 1, 2003. The aggregate fees and expenses charged to the fund pursuant to the new agreement are higher than the fees and expenses previously charged to the fund.



(5)The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.30% of the average daily net assets of the Fund until April 30, 2005.



(6)The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.45% of the average daily net assets of the Fund until April 30, 2005.





EXAMPLES



This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.



The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:



                         1 year 3 years 5 years 10 years
                         -------------------------------
                          $509   $728   $1,062   $2,296



2) If you do not surrender your contract at the end of the applicable time period:



                         1 year 3 years 5 years 10 years
                         -------------------------------
                          $200   $618   $1,062   $2,296




The expense tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds.



For more information, see "Charges and other deductions" in this Prospectus and in the Prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

What type of contract am I buying? It is an individual deferred variable annuity contract issued by Lincoln Life. See The contract. This prospectus provides a general description of the contract. Contracts may vary as required by states.

What is the variable annuity account (VAA)? It is a separate account established under Indiana insurance law, and registered with the SEC as a unit investment trust. The assets of the VAA are allocated to one or more Subaccounts, according to your investment choice. Those assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See Variable annuity account.

What are my investment choices? Based upon your instructions, the VAA applies contributions to buy shares in one or more of the funds. See Investments of the VAA.

How does the contract work? During the accumulation period, while you are paying in, your Purchase Payments will buy Accumulation Units under the Contract. Should you decide to annuitize (that is, change your Contract to a payout mode rather than an accumulation mode), your Accumulation Units will be converted to Annuity Units. Your periodic Annuity Pay-out will be based upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and the value of each unit on the Valuation Date. See The contracts.

What can I do through the internet service center? Almost every transaction can be accomplished through the Internet Service Center. Only in very rare cases will transactions bypass the Internet Service Center. Documents can be received, accounts can be monitored, funds moved from one Subaccount to another, addresses changed, Beneficiaries changed, funds withdrawn from the Contract, etc. As technology matures, the ease with which transactions can be performed through the Internet Service Center will improve. For security reasons, you may be issued a PIN or password. Also, for legal reasons, certain transactions, such as change of Beneficiary or withdrawal of funds from the Contract, will require the Contractowner to print or write a document, sign it, and mail or fax it to us.

What charges are associated with this contract? If you decide to withdraw Contract Value before your initial Purchase Payment has been in your Contract for a period of three years, you pay a surrender charge of anywhere from 1% to 3% of Contract Value, depending on how many Contract Years have elapsed. We waive the surrender charge in certain situations. See Surrender charges.

If your state assesses a premium tax with respect to your Contract, we will deduct those amounts from Purchase Payments or Contract Value at the time the tax is incurred (or at another time we choose).

Further, we apply an annual charge totaling .55% to the daily net asset value of the VAA. See Charges and other deductions.

Finally, each fund pays a management fee to its investment advisers based upon its average daily net asset value. Each fund also has additional operating expenses associated with the daily operation of the funds. See the Expense tables. These fees and expenses are more fully described in the prospectuses for the funds.

How much must I pay, and how often? In general, Purchase Payments are flexible, although some limitations on the amounts may apply. See The contract--Purchase payments.

How will my annuity payouts be calculated? If you decide to annuitize, you elect an Annuity Payout Option. Once you have done so, your periodic payout will be based upon a number of factors. One factor will be the changing values of the funds in which you have invested. Another factor will be your age at the Annuity Commencement Date. See Annuity payouts. REMEMBER THAT PARTICIPANTS IN THE VAA BENEFIT FROM ANY GAIN, AND TAKE A RISK OF ANY DROP, IN THE VALUE OF THE SECURITIES IN THE FUNDS.

What happens if I die before I annuitize? We will pay the Contract Value to your designated Beneficiary. Your Beneficiary will have certain options for how the money is to be paid out. See Death benefit before the annuity commencement date.


May I transfer contract value between funds? Yes, one transfer every thirty
(30) days is permitted before the Annuity Commencement Date. Transfers are limited to three times annually after the Annuity Commencement Date. See The contracts--Transfers between subaccounts on or before the annuity commencement date and transfers after the annuity commencement date.


May I surrender the contract or make a withdrawal? Yes, subject to Contract requirements. See Surrenders and withdrawals.

If you surrender the Contract or make a withdrawal, certain charges may be assessed, as discussed above and under Charges and other deductions. In addition, if you take a distribution before age 59/1//\\2\\ the Internal Revenue Service (IRS) may assess a 10% premature withdrawal penalty tax. A surrender or a withdrawal may be subject to 10% withholding. See Federal tax status--Federal income tax withholding.

Do I get a free look at this contract? Yes. If within ten days (or a longer period if required by law) of the date you receive the signed Contract through the Internet Service Center, you cancel the Contract through the Internet Service Center or return it, postage prepaid to the servicing office of Lincoln Life, it will be canceled. During this period, your Purchase Payments will be invested in the Money Market Fund. See Return privilege.


Where may I find more information about accumulation unit values? The appendix to this prospectus provides more information about accumulation unit values.

Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in Accumulation Unit value.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.

For additional information about performance calculations, please refer to the SAI.

Financial statements


The financial statements of the VAA and of Lincoln Life are located in the SAI. You can request a free copy of the SAI through our Internet Service Center or by a written request to our servicing office.


Lincoln National Life Insurance Co.


The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.


Variable annuity account (VAA)

On June 3, 1981, Lincoln Life established the VAA as an insurance company separate account under Indiana law. The VAA is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act), but the SEC does not supervise the VAA or Lincoln Life.

The VAA is a segregated investment account. This means that by law its assets cannot be charged with liabilities resulting from any other business that we may conduct. All income, gains and losses, realized or not, from assets allocated to the VAA are credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. Lincoln Life is the issuer of the contracts and the obligations set forth in the contract other than those of the contractholder, are Lincoln Life's.

We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contract described in this prospectus.

Investments of the VAA

The VAA consists of several Subaccounts. A separate Subaccount corresponds to each fund. You decide the Subaccount(s) to which you allocate Purchase Payments. Shares of the funds will be sold at net asset value to the VAA in order to fund the Contract. Any transaction you make will take place at the next net asset values determined after the receipt of your transaction request. The funds are required to redeem their shares at net asset value upon our request.

A fund's prospectus explains how the net asset value for that fund is calculated. You should read the funds' prospectuses carefully before you invest in this Contract. We reserve the right to add, delete or substitute funds, subject to regulatory approval. All funds may not be available in all states.

Investment advisers
The investment advisers of the funds are:

American Century Variable Portfolios VP International is managed by American Century Investments.

Baron Capital Asset Fund is managed by BAMCO, Inc.

Delaware Group VIP Trust is managed by Delaware Management Company. The Global Bond Series is managed by Delaware International Advisers, Ltd.

Janus Aspen Series Worldwide Growth Fund is managed by Janus Capital Management LLC.


Lincoln VIP Bond Fund, Lincoln VIP Growth and Income Fund, Lincoln VIP Managed Fund, Lincoln VIP Money Market Fund, Lincoln VIP Social Awareness Fund and Lincoln VIP Special Opportunities Fund are managed by Delaware Management Company.

Lincoln VIP Capital Appreciation Fund is managed by Delaware Management Company and sub-advised by Janus Capital Management LLC.



Lincoln VIP Equity Income Fund is managed by Delaware Management Company and sub-advised by Fidelity Management Trust Co.





Lincoln VIP International Fund is managed by Del-aware Management Company and sub-advised by Delaware International Advisers, Ltd.




Neuberger Berman Advisors Management Trust is managed by Neuberger Berman Management, Inc. and sub-advised by Neuberger Berman, LLC.


Scudder Investment VIT Funds are managed by Deutsche Asset Management and sub-advised by Northern Trust Investments.




Additional information regarding the investment advisers to each of the funds may be found in the Prospectuses for the funds.

As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the Prospectus for the fund.


With respect to a fund (including affiliated funds), the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. We also may receive 12b-1 fees from funds. Some funds may compensate us significantly more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate).


Descriptions of the Funds
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser.


Following are brief summaries of the investment objectives and policies of the funds. Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. There is more detailed information in the current prospectuses for the funds.


Each Fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders in that Fund.

These definitions are very general. The precise legal definitions for these terms are contained in the Investment Company Act of 1940. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve its stated objectives.


 1.American Century VP International--The fund seeks capital growth, by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets (excluding the United States).


 2.Baron Capital Asset Fund--The fund seeks to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.

 3.Delaware VIP Global Bond Series--The fund seeks current income consistent with preservation of principal. Under normal circumstances, the Series will invest at least 80% of its net assets in debt obligations. The Series will invest in issuers located throughout the world.

 4.Delaware VIP Large Cap Value Series--The fund seeks capital appreciation with current income as a secondary objective. Under normal circumstances, at least 80% of the Series' net assets will be in investments of large cap companies. Management considers buying a stock when they believe it is undervalued and has the potential to increase in price as the market realizes its true value.

 5.Delaware VIP Trend Series--The fund seeks long-term capital appreciation by investing primarily in stocks of small growth oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth.

 6.Janus Aspen Worldwide Growth Fund--The fund seeks long-term growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.






 7.Lincoln VIP Bond Fund--The fund seeks maximum current income consistent with prudent investment strategy. The fund invests in a diverse group of domestic fixed income securities including high-quality investment-grade corporate bonds, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-backed securities.

 8.Lincoln VIP Capital Appreciation Fund--The fund seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily invests in stocks of large and medium-sized U.S. companies. Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks and may also buy some money market securities and bonds, including junk bonds.



 9.Lincoln VIP Equity-Income Fund--The fund seeks reasonable income by investing primarily in income-producing equity securities. The fund invests in a diverse group of income-producing stocks of large-sized value companies and may invest in many different types of debt obligations of any quality, including corporate bonds, government securities, and asset-backed securities, mortgage-backed securities and junk bonds.



10.Lincoln VIP Growth and Income Fund--The fund seeks long-term capital appreciation. The fund invests in a diversified portfolio of stocks primarily of large-sized U.S. companies and to a smaller degree may hold stocks of medium-sized U.S. companies.



11.Lincoln VIP International Fund--The fund seeks long-term capital appreciation. The fund trades in securities issued outside the United States--mostly stocks, with an occasional bond or money market security.



12.Lincoln VIP Managed Fund--The fund seeks maximum long-term total return
   (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds, and money market securities.



13.Lincoln VIP Money Market Fund--The fund seeks maximum current income consistent with the preservation of capital by investing in money market securities that provide the most attractive yields. The fund invests in high quality short-term obligations issued by U.S. corporations; the U.S. Government; and federally-chartered banks and U.S. branches of foreign banks.



14.Lincoln VIP Social Awareness Fund--The fund seeks long-term capital appreciation. The fund buys stocks of large and medium-sized companies which adhere to certain specific social responsibility criteria.



15.Lincoln VIP Special Opportunities Fund--The fund seeks long term capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.


16.Neuberger Berman AMT Mid-Cap Growth Fund--The fund seeks growth of capital by invest- ing primarily in common stocks of mid-capitalization companies, using a growth-oriented investment approach.

17.Neuberger Berman AMT Partners Fund--The fund seeks capital growth by investing mainly in common stocks of mid-to large capitalization established companies using the value-oriented investment approach.


18.Scudder VIT Equity 500 Index Fund--The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large US companies.



19.Scudder VIT Small Cap Index Fund--The fund seeks to match, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small US companies.


Fund shares
We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/ withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions
All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution.

Dividends are not paid out to Contractowners as additional Accumulation Units or Annuity Units, but are reflected in changes in unit values.

Addition, deletion or substitution of investments
We reserve the right, within the law, to add, delete and substitute funds with the VAA. We may also add, delete, or substitute funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investment or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance notice.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses of providing administrative and distribution services and for assuming certain risks under the Contract. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Surrender Charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account.

We may pay commissions to broker-dealers as a percentage of Purchase Payments. Commission payments will not result in increased charges and other expenses, and thus will not affect your Contract Value.

We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.

Deductions from the VAA
We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 0.55% of the daily net asset value. This is our annuity asset charge. The charge compensates us for administrative expenses we incur and for mortality and expense risks we assume. Our administrative expenses include, but are not limited to, bookkeeping costs, the cost of maintaining our Internet Service Center, and the costs associated with sales of the VAA. We assume the risk that annuitants as a class may live longer than expected (mortality risk), and that expenses may be higher than the deductions for those expenses (expense risk). In either case, the loss will fall on us. Conversely, if such deductions exceed our actual expenses, the excess will be profit to us.

Surrender charge
The Surrender Charge percentage applies (except as described below) to surrenders or withdrawals according to the following schedule:

                                             Contract Year
                                           1   2   3   4 or more
                ------------------------------------------------
                Surrender Charge as % of
                  Contract Value Withdrawn 3%  2%  1%      0%

In the case of a withdrawal, the Surrender Charge will be deducted from the remaining Contract Value and will itself be subject to a Surrender Charge.

A Surrender Charge does not apply to:

1.A surrender or withdrawal after the initial payment has been invested at least three full years.

2.Annuitization of the Contract by electing an Annuity Payout Option available within the Contract.

3.A surrender of the Contract as a result of the death of the Contractowner; or in the case of joint Contractowners, the death of one of the Contractowners. The Surrender Charges are not waived as a result of the death of an Annuitant who is not the Contractowner.

If a non-natural person (for example, a corporation) is the Contractowner, the Annuitant will be considered the Contractowner for purposes of (3) above.

Deductions for premium taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the Contracts or the VAA will be deducted from the Contract Value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes will vary, depending upon the law of your state of residence. In those states which tax these premiums, the tax generally ranges from zero to 5.0%.

Other charges and deductions
There are deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse Lincoln Life for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Additional information
The Surrender Charges described previously may be reduced or eliminated for any particular Contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with: (1) the Internet Service Center; (2) the use of mass enrollment procedures; (3) the performance of administrative or sales functions by the employer; (4) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees; or (5) any other circumstances which reduce distribution or administrative expenses. The exact amount of Surrender Charges applicable to a particular Contract will be stated in that Contract.

The contract

Purchase of contract
If you wish to purchase the Contract, you must apply for it through the Internet Service Center. When we receive the completed application, we decide whether to accept or reject it. If the application is accepted, the Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you through the Internet Service Center. See Distribution of the contracts.

Once a completed application and all other information necessary for processing a purchase order are received, the initial Purchase Payment will be invested in the VAA no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days. If an incomplete application cannot be completed within those five days, you will be informed of the reasons, and the Purchase Payment will be returned immediately (unless you specifically authorize us to keep it until the application is complete). Once the application is complete, the initial Purchase Payment must be invested in the VAA within two business days.

Purchase Payments can be mailed to: Lincoln National Life Insurance Company, P.O. Box 62120, Baltimore, MD 21264-2120.

Who can invest
To apply for the Contract, you must be of legal age--but no older than age 85--in a state where the Contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the Contracts are designed.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Replacement of existing insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax.


Purchase payments
The minimum initial Purchase Payment is $1,000. Subsequent Purchase payments to the Contract must be at least $100. Lincoln Life reserves the right to limit the sum of Purchase Payments made under this Contract to $5,000,000. Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the Contract, the maturity date or the death of the Contractowner (or joint Con-tractowner, if applicable), whichever comes first.

Valuation date
Accumulation Units and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m. New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.

Allocation of purchase payments
Purchase Payments are placed into the VAA's Subac-counts. Following your allocation instructions, each VAA Subaccount invests in shares of the corresponding funds.


Upon allocation to the appropriate Subaccount, Purchase Payments are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Date on which the Purchase Payment is received at our servicing office, if received before 4:00 p.m. New York time. If the Purchase Payment is received at or after 4:00 p.m. New York time, we will use the Accumulation Unit value computed on the next Valuation Date. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an

Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units
The Contract Value at any time prior to the Annuity Commencement Date equals the sum of the values of the Accumulation Units credited in the Subaccounts under the Contract.

The value of a Subaccount on any Valuation Date is the number of Accumulation Units in the Subaccount multiplied by the value of an Accumulation Unit in the Subaccount at the end of the Valuation Period.

Accumulation Units for each Subaccount are valued separately. Initially, the value of an Accumulation Unit was arbitrarily established at the inception of the Subaccount. It may increase or decrease from Valuation

Period to Valuation Period. Accumulation unit values are affected by investment performance of the funds, expenses, and the deduction of contract charges. The Accumulation Unit value for a Subaccount for any later Valuation Period is determined as follows:


1.The total value of fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2.The liabilities of the Subaccount at the end of the Valuation Period (such liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines are as a result of the operations from the Variable Account); the result divided by

3.The outstanding number of Accumulation Units in the Subaccount at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period represent the annuity asset charge adjusted for the number of calendar days in the Valuation Period. On an annual basis the annuity asset charge will not exceed 0.55%. The Accumulation Unit value and Annuity Unit value may increase or decrease the dollar value of benefits under the Contract. The dollar value of benefits will not be adversely affected by expenses incurred by Lincoln Life.


In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers on or before the annuity commencement date

You may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in another Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future for transfers.

A transfer may be made through our Internet Service Center or by writing to our servicing office. In order to prevent unauthorized or fraudulent Internet transfers, we may require Contractowners to provide certain identifying information before we will act upon their instructions. We may also assign the Contractowner a password to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Confirmation of all transfer requests will be mailed electronically to the Contractowner on the next Valuation Date. Internet transfers will be processed on the Valuation Date that they are received when they are received at our Internet Service Center before 4 p.m. EST.


Transfers between subaccounts can occur no more than once every thirty (30) days. If a transfer request is received within thirty (30) days of a prior transfer, you will be notified via email that this transfer request is denied. You will be free to resubmit the transfer request after thirty (30) days have elapsed since your last transfer. We reserve the right to refuse a transfer if, in the investment advisor's judgement, we would be unable to invest effectively according to the Fund's investment objectives as a result of such a transfer. We reserve the right to revise the transfer privilege at any time.


When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is NOT designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit such transfers.


Transfers may be delayed as permitted by the 1940 Act.


Transfers after the annuity commencement date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount. Those transfers will be limited to three times per Contract Year. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge in the future for transfers.

Death benefit before the annuity commencement date
You may designate a Beneficiary during your lifetime and, unless prohibited by a previous designation, change the Beneficiary by filing a written request with our servicing office, or through our Internet Service Center. Each change of Beneficiary revokes any previous designation.

If there is a single Contractowner and the Contractowner dies before the Annuity Commencement Date, the Death Benefit paid to the designated Beneficiary will be the Contract Value as of the day on which Lincoln Life approves the payment of the claim.

The value of the Death Benefit will be determined as of the date on which the death claim is approved for payment. This approval will be granted upon receipt of: (1) proof, satisfactory to us, of the death of the owner; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed.


If a lump sum settlement is requested, the proceeds will be paid within seven days of receipt of satisfactory claim documentation as discussed previously. Contract proceeds from the VAA will be paid within seven days as stated previously, except (i) when the NYSE is closed (except weekends and holidays);
(ii) at times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
(iii) when the SEC so orders to protect contract owners. This payment may be postponed as permitted by the 1940 Act.


Payment will be made in accordance with applicable laws and regulations governing payment of Death Benefits. All payments must satisfy the requirements of Internal Revenue Code of 1986, as amended, (Code) section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits are taxable. See Federal tax matters--Taxation of Death Benefits.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:

1.If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or

2.If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

The Death Benefit payable to the Beneficiary must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death substantially equal installments over a period not extending beyond the Beneficiary's life expectancy.

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as Contractowner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Con-tractowner and the above distribution rules apply.

If there are joint Contractowners, upon the death of the first joint Contractowner, the surviving joint Contractowner will receive the Death Benefit. The surviving joint Contractowner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

If the surviving joint Contractowner, as spouse of the deceased joint Contractowner, continues the Contract as the sole owner in lieu of receiving the Death Benefit, then the designated Beneficiary(s) will receive the Death Benefit upon the death of the surviving spouse.




Delay of payments


Contract proceeds from the VAA will be paid within seven days, except (i) when the NYSE is closed (except weekends and holidays); (ii) times when the market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contractowners.



Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment. We may be required to block a contractowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about a contractowner's account to government regulators.


Joint ownership
If a joint Contractowner is named in the application, the joint Contractowners shall be treated as having equal undivided interests in the Contract. Either Contractowner, independently of the other, may exercise any ownership rights in this Contract. Only spouses may be joint Contractowners.

Death of annuitant
If the Annuitant is also the Contractowner or a joint Contractowner, then the Death Benefit will be subject to the provisions of this Contract regarding death of the Contractowner. If the surviving spouse assumes the Contract, the contingent Annuitant becomes the Annuitant. If no contingent Annuitant is named, the surviving spouse becomes the Annuitant.

If an Annuitant who is not the Contractowner or joint Contractowner dies, then the contingent Annuitant, if any, becomes the Annuitant. If no contingent Annuitant is named, the Contractowner (or joint owner if younger) becomes the Annuitant.

Surrenders and withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the

Contract Value upon your written request or through our Internet Service Center, subject to the rules discussed below. If you specify that the charges be deducted from the remaining contract value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. None of the current annuitization options allow surrender or withdrawal rights after the Annuity Commencement Date.



The Contract Value available upon surrender/withdrawal is the cash surrender value (Contract Value less any applicable Surrender Charge) at the end of the Valuation Period during which the request for surrender/ withdrawal is received at the servicing office or Internet Service Center. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA in the same proportion that the amount of withdrawal bears to the total Contract Value. The minimum amount which can be withdrawn is $300, and the remaining Contract Value must be at least $1000. Unless prohibited, surrender/withdrawal payments will be mailed or electronically transferred within seven days after we receive a valid request at the servicing office or through the Internet Service Center. The payment may be postponed as permitted by the Investment Company Act of 1940.


There may be charges associated with surrender of the Contract or withdrawal of Contract Value. These charges are deducted from the amount you request to be withdrawn. See Charges and Other Deductions.

The tax consequences of a surrender or withdrawal are discussed in the section Federal Tax Status of this prospectus.


We reserve the right to terminate the Contract, if your Contract fails to meet minimum Contract Value or payment frequencies as set forth in your state's nonforfeiture law for individual deferred annuities.


Amendment of contract
We reserve the right to amend the Contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified of any changes, modifications or waivers.


Commissions


Lincoln Life may offer the contracts through registered representatives of broker-dealers it maintains selling agreements with. These broker-dealers and their registered representatives are also members of, and registered with, the NASD and are state insurance licensed. Commissions payable to registered representatives of a broker-dealer having a selling agreement with Lincoln Life will be paid to their respective broker-dealers. These broker-dealers may in turn pay a portion of the commissions to their registered representatives.



Lincoln Life offers the contracts to the public on a continuous basis and anticipates continuing to offer the contract but reserves the right to discontinue the offering.



The maximum commission which could be paid to dealers is 1.4% on each purchase payment.


Ownership
As Contractowner, you have all rights under the Contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries. The assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. IRAs may not be assigned or transferred except as permitted by a domestic relations order and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

Contractowner questions
The obligations to purchasers under the Contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Contracts may vary as required by states. Questions about your Contract should be directed to us by e-mail to our Internet Service Center or in writing to our servicing office.

Annuity payouts

You may select any Annuity Commencement Date permitted by law provided that the Annuity Commencement Date occurs before the Annuitant's (or the elder of the joint Annuitants') 85th birthday. You may select one of the forms of payout of annuities available under the Contract (described below). Annuity payments to you under any of the Annuity Payout Options are made on a monthly basis and may vary in amount.

Annuity options
Life annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. HOWEVER, THERE IS THE RISK UNDER THIS OPTION THAT THE RECIPIENT WOULD RECEIVE NO PAYOUTS IF THE ANNUITANT DIES BEFORE THE DATE SET FOR THE FIRST PAYOUT; ONLY ONE PAYOUT IF DEATH OCCURS BEFORE THE SECOND SCHEDULED PAYOUT, AND SO ON.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a guaranteed period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The guaranteed period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic pay-out during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a guaranteed period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The guaranteed period is selected by the Contractowner.

General information
None of the options listed above currently provide withdrawal features permitting the Contractowner to withdraw commuted values as a lump sum payment. We may make available other options, with or without withdrawal features. Options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the Code, if applicable. The annuity asset charge will be assessed on all variable Annuity Payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.

The Annuity Commencement Date is usually on or before the Annuitant's 85th birthday. You may change the Annuity Commencement Date or change the Annuity Payout Option up to the scheduled Annuity Commencement Date, through our Internet Service Center or by written notice to the servicing office. You must give us at least 14 days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout Option.

Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a variable basis, in proportion to the Subaccount allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for payouts for a guaranteed period, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life annuity) will be paid to the Contractowner if living, otherwise to your Beneficiary as payouts become due.

Variable annuity payouts
Variable Annuity Payouts will be determined using:

1.The Contract Value on the Annuity Commencement Date;

2.The annuity tables contained in the Contract;

3.The Annuity Payout Option selected; and

4.The investment performance of the funds selected.

We determine the amount of Annuity Payouts by:

1.Determining the dollar amount of the first periodic payout; then

2.Crediting the Contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3.Calculating the value of the Annuity Units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying funds perform, relative to the 5% assumed rate. The SAI contains a more complete explanation of this calculation.

Federal tax matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax deferral on earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

.. An individual must own the contract (or the tax law must treat the contract as owned by an individual).

.. The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

..  Your right to choose particular investments for a contract must be limited.

.. The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts not owned by an individual
If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the pur-chase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the tax code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.


Investments in the VAA must be diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS. has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS. in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss of interest deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age at which annuity payouts begin
Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax treatment of payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation of withdrawals and surrenders
You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income.

Taxation of annuity payouts

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible.


Taxation of death benefits
We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

..  Death prior to the annuity commencement date--

  . If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

Ifthe beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

..  Death after the annuity commencement date--

   . If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

  . If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts
The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

..  you receive on or after you reach age 591/2,

..  you receive because you became disabled (as defined in the tax law),

..  a beneficiary receives on or after your death, or


.. you receive as a series of substantially equal periodic payments based on your life (or life expectancy).


Special rules if you own more than one annuity contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and assignments
Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract
If you transfer ownership of your contract to a person other than your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for a contract's death benefit
Your contract automatically includes a basic death benefit. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any enhancements to such death benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge as a contract withdrawal.

Qualified retirement plans
We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of qualified contracts and terms of contracts
Currently, we issue contracts in connection with the following types of qualified plans:

..  Individual Retirement Accounts and Annuities ("Traditional IRAs")

..  Roth IRAs

..  Traditional IRA that is part of a Simplified Employee Pension Plan("SEP")

..  SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

..  403(b) plans (public school system and tax-exempt organization annuity plans)

..  401(a) plans (qualified corporate employee pension and profit-sharing plans)

..  403(a) plans (qualified annuity plans)

..  H.R. 10 or Keogh Plans (self-employed individual plans)

.. 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)

We may issue a contract for use with other types of qualified plans in the future. We may not offer certain types of qualified plans for all of our annuity products.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Economic Growth and Tax Relief Reconciliation Act of 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") made a number of changes to the rules pertaining to qualified plans. These changes became effective January 1, 2002. Some changes that EGTRRA introduced are the ability to move money from traditional IRAs to other qualified plans (and from qualified plans to traditional IRAs), increased contribution amounts to qualified plans and catch-up contributions to IRAs. It is important to note that while the contribution limits for federal tax purposes have increased, applicable state law may not permit increased contributions to your IRAs or other qualified plans. Applicable state law may also limit your ability to move your funds among your various qualified plans.


Tax treatment of qualified contracts
The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

.. Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

.. Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.

.. Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax treatment of payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required minimum distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new proposed regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal penalty taxes payable on distributions
The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

..  received on or after the annuitant reaches age 591/2,

.. received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),


.. received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or


..  received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers

As a result of EGTRRA, you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Death benefit and IRAs
Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.

Federal income tax withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our tax status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the funds shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners that have interests in any Subaccounts which invest in the funds. If the Investment Company Act of 1940 or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the funds shares in our own right, we may elect to do so.

The number of votes which the Contractowner has the right to cast will be determined by applying the Contractowner's percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Shares held in a Subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish Contractowners with a voting interest in a Subaccount with proxy voting material, reports and voting instruction forms. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote funds shares.

Distribution of the contracts




We are the distributor and principal underwriter of the contracts. They will be sold by registered representatives who have been licensed by state insurance departments. The contracts will also be sold by broker-dealers who generally have been licensed by state insurance departments (or such broker-dealers have made other arrangements to comply with state insurance laws) to represent us and who have selling agreements with us. We are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the NASD. Lincoln Life will offer contracts in all states where it is licensed to do business.


Return privilege

Within the free-look period after you receive the Contract, you may cancel it for any reason through our Internet Service Center or by delivering or mailing it, postage prepaid, to Lincoln Life at P.O. Box 710900, Herndon, VA 20171. A Contract canceled under this provision will be void and your Contract Value will be returned. No Surrender Charge will be assessed.



The Purchase Payments will be invested in the Lincoln VIP Money Market Fund during the free-look period.


State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. That Department conducts a full examination of our operations at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Service Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will electronically mail to you, at your last known e-mail address, at least semiannually after the first Contract Year, reports containing information required by the 1940 Act or any other applicable law or regulation.

Other information

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the Contracts being offered here. This prospectus is only a part of that registration statement and, therefore, does not contain all the information in the registration statement, its amendments and exhibits. Please refer to the complete registration statement for further information about the VAA, Lincoln Life and the Contracts offered. Statements in this prospectus about the content of Contracts and other legal instruments are summaries. For the complete text of those Contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association (''IMSA'') and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.



Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.




After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, arising out of the proceedings described above will not have a material adverse effect on the financial position of Lincoln Life, the VAA or the Principal Underwriter.


Statement of Additional Information

Table of contents



                                   Item                                        Page
                                   ------------------------------------------------
                                   General information and history of Lincoln
                                     Life National Life Insurance Co. (Lincoln
                                     Life)                                     B-2
                                   ------------------------------------------------
                                   Special terms                               B-2
                                   ------------------------------------------------
                                   Services                                    B-2
                                   ------------------------------------------------
                                   Purchase of securities being offered        B-2
                                   ------------------------------------------------
                                   Calculation of investment results           B-2
                                   ------------------------------------------------
                                   Annuity payouts                             B-5
                                   ------------------------------------------------
                                   Determination of accumulation and annuity
                                     unit value                                B-5
                                   ------------------------------------------------
                                   Advertising and sales literature            B-6
                                   ------------------------------------------------
                                   Other Information                           B-7
                                   ------------------------------------------------
                                   Financial statements                        B-7
                                   ------------------------------------------------


For a free copy of the SAI please see page one of this prospectus.

Appendix A--Condensed financial information


Accumulation unit values


The following information relating to accumulation unit values and number of accumulation units for each of the 10 years in the period ended December 31, 2002 comes from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI. The Contract was first available for sale on August 20, 1998.



                                                                 2002    2001     2000     1999                     1998
-------------------------------------------------------------------------------------------------------------------------
Amer Century VP Intl subaccount Accumulation unit value
.. Beginning of period........................................ $ 0.904 $ 1.283 $  1.551 $ 1.000*
.. End of period.............................................. $ 0.716 $ 0.904 $  1.283 $ 1.551*  trading began
Number of accumulation units                                                                     in 1999.
.. End of period (000's omitted)..............................     189      98      109       2
-------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset subaccount Accumulation unit value
.. Beginning of period........................................ $ 1.437 $ 1.286 $ 1.328. $ 1.000*
.. End of period.............................................. $ 1.226 $ 1.437 $ 1.286. $ 1.328*  trading began
Number of accumulation units                                                                     in 1999.
.. End of period (000's omitted)..............................      65      62       49      29
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond subaccount Accumulation unit value
.. Beginning of period........................................ $ 1.129 $ 1.141 $  1.137 $ 1.186                 $ 1.101*
.. End of period.............................................. $ 1.405 $ 1.129 $  1.141 $ 1.137                 $ 1.186*
Number of accumulation units
.. End of period (000's omitted)..............................       5       4        2       2                       2
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value subaccount Accumulation unit
 value (formerly Delaware Prem Growth & Income)
.. Beginning of period........................................ $ 1.647 $ 1.723 $  1.556 $ 1.613                 $ 1.510*
.. End of period.............................................. $ 1.332 $ 1.647 $  1.723 $ 1.556                 $ 1.613*
Number of accumulation units
.. End of period (000's omitted)..............................      14      10        8       6                       4
-------------------------------------------------------------------------------------------------------------------------
Delaware VIP Trend subaccount Accumulation unit value
.. Beginning of period........................................ $ 1.805 $ 2.144 $  2.323 $ 1.371                 $ 1.281*
.. End of period.............................................. $ 1.437 $ 1.805 $  2.144 $ 2.323                 $ 1.371*
Number of accumulation units
.. End of period (000's omitted)..............................      87      89      113      28                       3
-------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth subaccount Accumulation unit
 value
.. Beginning of period........................................ $ 0.995 $ 1.290 $  1.540 $ 1.000*
.. End of period.............................................. $ 0.737 $ 0.995 $  1.290 $ 1.540*  trading began
Number of accumulation units                                                                     in 1999.
.. End of period (000's omitted)..............................     292     285      318     240
-------------------------------------------------------------------------------------------------------------------------
Lincoln National Bond subaccount Accumulation unit value
.. Beginning of period........................................ $ 5.797 $ 5.347 $  4.843 $ 5.034                 $ 4.836*
.. End of period.............................................. $ 6.351 $ 5.797 $  5.347 $ 4.843                 $ 5.034*
Number of accumulation units
.. End of period (000's omitted)..............................      10       5        1       4                       1**
-------------------------------------------------------------------------------------------------------------------------
Lincoln National Capital Appreciation subaccount Accumulation unit value
.. Beginning of period........................................ $ 2.300 $ 3.120 $  3.729 $ 2.578                 $ 2.198*
.. End of period.............................................. $ 1.671 $ 2.300 $  3.120 $ 3.729                 $ 2.578*
Number of accumulation units
.. End of period (000's omitted)..............................      54      77       78      98                       4
-------------------------------------------------------------------------------------------------------------------------
Lincoln National Equity-Income subaccount Accumulation unit
 value
.. Beginning of period........................................ $ 2.575 $ 2.794 $  2.540 $ 2.403                 $ 2.242*
.. End of period.............................................. $ 2.159 $ 2.575 $  2.794 $ 2.540                 $ 2.403*
Number of accumulation units.................................
.. End of period (000's omitted)..............................      61      56       57       4                       1
-------------------------------------------------------------------------------------------------------------------------
Lincoln National Growth and Income subaccount Accumulation
 unit value
.. Beginning of period........................................ $10.676 $12.093 $ 13.456 $11.512                 $10.450*
.. End of period.............................................. $ 8.276 $10.676 $ 12.093 $13.456                 $11.512*
Number of accumulation units
.. End of period (000's omitted)..............................       7       5        4       3                       1**
-------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------
Amer Century VP Intl subaccount Accumulation unit value
.. Beginning of period........................................
.. End of period..............................................
Number of accumulation units
.. End of period (000's omitted)..............................
---------------------------------------------------------------------------
Baron Capital Asset subaccount Accumulation unit value
.. Beginning of period........................................
.. End of period..............................................
Number of accumulation units
.. End of period (000's omitted)..............................
---------------------------------------------------------------------------
Delaware VIP Global Bond subaccount Accumulation unit value
.. Beginning of period........................................
.. End of period.............................................. trading began
Number of accumulation units                                  in 1998.
.. End of period (000's omitted)..............................
---------------------------------------------------------------------------
Delaware VIP Large Cap Value subaccount Accumulation unit
 value (formerly Delaware Prem Growth & Income)
.. Beginning of period........................................
.. End of period.............................................. trading began
Number of accumulation units                                  in 1998
.. End of period (000's omitted)..............................
---------------------------------------------------------------------------
Delaware VIP Trend subaccount Accumulation unit value
.. Beginning of period........................................
.. End of period.............................................. trading began
Number of accumulation units                                  in 1998.
.. End of period (000's omitted)..............................
---------------------------------------------------------------------------
Janus Aspen Worldwide Growth subaccount Accumulation unit
 value
.. Beginning of period........................................
.. End of period..............................................
Number of accumulation units
.. End of period (000's omitted)..............................
---------------------------------------------------------------------------
Lincoln National Bond subaccount Accumulation unit value
.. Beginning of period........................................
.. End of period.............................................. trading began
Number of accumulation units                                  in 1998.
.. End of period (000's omitted)..............................
---------------------------------------------------------------------------
Lincoln National Capital Appreciation subaccount Accumulation unit value
.. Beginning of period........................................
.. End of period.............................................. trading began
Number of accumulation units                                  in 1998.
.. End of period (000's omitted)..............................
---------------------------------------------------------------------------
Lincoln National Equity-Income subaccount Accumulation unit
 value
.. Beginning of period........................................
.. End of period.............................................. trading began
Number of accumulation units................................. in 1998.
.. End of period (000's omitted)..............................
---------------------------------------------------------------------------
Lincoln National Growth and Income subaccount Accumulation
 unit value
.. Beginning of period........................................
.. End of period.............................................. trading began
Number of accumulation units                                  in 1998.
.. End of period (000's omitted)..............................
---------------------------------------------------------------------------

                                                                   2002   2001   2000    1999                   1998
---------------------------------------------------------------------------------------------------------------------
Lincoln National International subaccount Accumulation unit
 value
.. Beginning of period......................................... $1.845   $2.061 $2.070 $1.776                $1.668*
.. End of period............................................... $1.637   $1.845 $2.061 $2.070                $1.776*
Number of accumulation units
.. End of period (000's omitted)...............................      5       10      6      8                     2
---------------------------------------------------------------------------------------------------------------------
Lincoln National Managed subaccount Accumulation unit value
.. Beginning of period......................................... $5.416   $5.535 $5.645 $5.268                $4.951*
.. End of period............................................... $4.790   $5.416 $5.535 $5.645                $5.268*
Number of accumulation units
.. End of period (000's omitted)...............................      8        4      5      5                     1
---------------------------------------------------------------------------------------------------------------------
Lincoln National Money Market subaccount Accumulation unit
 value
.. Beginning of period......................................... $2.866   $2.770 $2.626 $2.521                $2.481*
.. End of period............................................... $2.890   $2.866 $2.770 $2.626                $2.521*
Number of accumulation units
.. End of period (000's omitted)...............................  5,014      612    139     75                   130
---------------------------------------------------------------------------------------------------------------------
Lincoln National Social Awareness subaccount Accumulation unit value
.. Beginning of period......................................... $5.542   $6.160 $6.756 $5.885                $5.488*
.. End of period............................................... $4.292   $5.542 $6.160 $6.756                $5.885*
Number of accumulation units
.. End of period (000's omitted)...............................      8        8      9      8                     2
---------------------------------------------------------------------------------------------------------------------
Lincoln National Special Opportunities subaccount Accumulation unit value
.. Beginning of period......................................... $9.726   $9.576 $8.298 $8.736                $8.344*
.. End of period............................................... $8.539   $9.726 $9.576 $8.298                $8.736*
Number of accumulation units
.. End of period (000's omitted)...............................      1**      3      3      1                     1**
---------------------------------------------------------------------------------------------------------------------
NeubergerBerman AMT Mid-Cap Growth subaccount
 Accumulation unit value
.. Beginning of period......................................... $1.046   $1.395 $1.516 $1.000*
.. End of period............................................... $0.735   $1.046 $1.395 $1.516  trading began
Number of accumulation units                                                                  in 1999.
.. End of period (000's omitted)...............................    611       50     75     15
---------------------------------------------------------------------------------------------------------------------
NeubergerBerman AMT Partners subaccount Accumulation unit
 value
.. Beginning of period......................................... $1.015   $1.050 $1.048 $1.000*
.. End of period............................................... $0.765   $1.015 $1.050 $1.048* trading began
Number of accumulation units                                                                  in 1999.
.. End of period (000's omitted)...............................     11        8      7      3
---------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index subaccount Accumulation unit
 value (formerly Deutsche Asset Management)
.. Beginning of period......................................... $0.908   $1.040 $1.152 $1.000*
.. End of period............................................... $0.702   $0.908 $1.040 $1.152* trading began
Number of accumulation units                                                                  in 1999.
.. End of period (000's omitted)...............................     87       28     37     15
---------------------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap Index subaccount Accumulation unit value
(formerly Deutsche Asset Management)
.. Beginning of period......................................... $1.147   $1.130 $1.184 $1.000*
.. End of period............................................... $0.906   $1.147 $1.130 $1.184* trading began
Number of accumulation units                                                                  in 1999.
.. End of period (000's omitted)...............................    169      170    156    155
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
Lincoln National International subaccount Accumulation unit
 value
.. Beginning of period.........................................
.. End of period............................................... trading began
Number of accumulation units                                   in 1998.
.. End of period (000's omitted)...............................
----------------------------------------------------------------------------
Lincoln National Managed subaccount Accumulation unit value
.. Beginning of period.........................................
.. End of period............................................... trading began
Number of accumulation units                                   in 1998.
.. End of period (000's omitted)...............................
----------------------------------------------------------------------------
Lincoln National Money Market subaccount Accumulation unit
 value
.. Beginning of period.........................................
.. End of period............................................... trading began
Number of accumulation units                                   in 1998.
.. End of period (000's omitted)...............................
----------------------------------------------------------------------------
Lincoln National Social Awareness subaccount Accumulation unit value
.. Beginning of period.........................................
.. End of period............................................... trading began
Number of accumulation units                                   in 1998.
.. End of period (000's omitted)...............................
----------------------------------------------------------------------------
Lincoln National Special Opportunities subaccount Accumulation unit value
.. Beginning of period.........................................
.. End of period............................................... trading began
Number of accumulation units                                   in 1998.
.. End of period (000's omitted)...............................
----------------------------------------------------------------------------
NeubergerBerman AMT Mid-Cap Growth subaccount
 Accumulation unit value
.. Beginning of period.........................................
.. End of period...............................................
Number of accumulation units
.. End of period (000's omitted)...............................
----------------------------------------------------------------------------
NeubergerBerman AMT Partners subaccount Accumulation unit
 value
.. Beginning of period.........................................
.. End of period...............................................
Number of accumulation units
.. End of period (000's omitted)...............................
----------------------------------------------------------------------------
Scudder VIT Equity 500 Index subaccount Accumulation unit
 value (formerly Deutsche Asset Management)
.. Beginning of period.........................................
.. End of period...............................................
Number of accumulation units
.. End of period (000's omitted)...............................
----------------------------------------------------------------------------
Scudder VIT Small Cap Index subaccount Accumulation unit value
(formerly Deutsche Asset Management)
.. Beginning of period.........................................
.. End of period...............................................
Number of accumulation units
.. End of period (000's omitted)...............................
----------------------------------------------------------------------------

 *These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts, through December 31. These values reflect actual numbers for the eAnnuity only.
**Units below 500 rounded to 1,000.

                                  eAnnuity(R)

        Lincoln National Variable Annuity Account C (VAA) (Registrant)

              Lincoln National Life Insurance Company (Depositor)

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)

This SAI should be read in conjunction with the eAnnuity(R) prospectus of the VAA dated May 1, 2003. You may request a free copy of the eAnnuity(R) VAA Prospectus from help@AnnuityServicing.com or you may write Annuity Net, Inc., P.O. Box 710900, Herndon, VA 20171.

                               TABLE OF CONTENTS

ITEM                                                                                  PAGE
----                                                                                  ----
General information and history of Lincoln National Life Insurance Co. (Lincoln Life) B-2
Special terms........................................................................ B-2
Services............................................................................. B-2
Purchase of securities being offered................................................. B-2
Calculation of investment results.................................................... B-2
Annuity payouts...................................................................... B-5
Determination of accumulation and annuity unit value................................. B-5
Advertising and sales literature..................................................... B-6
Other Information.................................................................... B-7
Financial statements................................................................. B-7



This SAI is not a Prospectus.

The date of this SAI is May 1, 2003.

General information and history of Lincoln National Life Insurance Co. (Lincoln
Life)

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana.

Special terms

The special terms used in this SAI are the ones defined in the prospectus. They are capitalized to make this document more understandable.

Services

Independent auditors

The financial statements of the VAA at December 31, 2002, and for each of the two years in the period ended December 31, 2002, and the consolidated financial statements of Lincoln Life at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Keeper of records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life. No separate charge against the assets of the VAA is made by Lincoln Life for this service. We have entered into an agreement with Delaware Service Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

Principal Underwriter

Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the variable annuity contract. We may not offer a Contract continuously or in every state. Lincoln Life received $54,114,191 for the sale of contracts offered through the VAA. Lincoln Life retains no underwriting commission from the sale of the Variable Annuity Contracts.

Purchase of securities being offered

The variable annuity contract is offered to the public through Lincoln Life's Internet Service Center. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus, the Surrender Charges may be waived.

There are exchange privileges between Subaccounts. (See The Contract in the Prospectus.) No exchanges are permitted between the VAA and other separate accounts.

Calculation of investment results

Money Market Fund subaccounts:

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week, is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The 7-day Money Market yield reported is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 1999); then dividing this figure by the account value at the beginning of the period; then annualizing. This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities. The 7-day Money Market yield as of December 31, 2002 was 0.54%.

Total Returns

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

                                P(1+T)/n /= ERV

Where: P   =   a hypothetical initial purchase payment of $1,000
       T   =   average annual total return for the period in question
       n   =   number of years
       ERV =   ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof)

The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the Fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after the option became available in the Separate Account.

Standard performance data as of December 31, 2002

                                                        10-year/
                                                         since
     Subaccounts                        1-year  5-year Inception* Commenced
     ----------------------------------------------------------------------
     Americal Century VP International  -23.19%   N/A    -8.17%*  01/29/99
     Baron Capital Asset                -17.23    N/A     5.33*   01/29/99
     Delaware VIP Global Bond            20.69   4.90%    5.39*   05/01/96
     Delaware VIP Growth & Income       -21.55  -1.78     4.55*   05/01/96
     Delaware VIP Trend                 -22.77   3.88     5.75*   05/01/96
     Janus Aspen Worldwide Growth       -28.13    N/A    -7.48*   01/29/99
     Lincoln VIP Bond                     6.27   6.58     6.73    12/28/81
     Lincoln VIP Capital Appreciation   -29.54  -2.32     5.95*   02/03/94
     Lincoln VIP Equity-Income          -18.65   0.15     8.94*   02/03/94
     Lincoln VIP Growth and Income      -24.80  -2.97     7.59    12/28/81
     Lincoln VIP International          -13.93   1.01     6.42*   05/01/91
     Lincoln VIP Managed                -14.20   0.38     6.75    04/27/83
     Lincoln VIP Money Market           - 2.17   3.69     3.79    01/07/82
     Lincoln VIP Social Awareness       -24.88  -2.75     9.38    05/02/88
     Lincoln VIP Special Opportunities  -14.84   0.75     8.88    12/28/81
     NerbergerBerman AMT Partners       -26.82    N/A    -6.59*   01/29/99
     NeubergerBerman AMT Mid-Cap Growth -31.84    N/A    -7.55*   01/29/99
     Scudder VIT Equity 500 Index       -25.06    N/A    -8.64*   01/29/99
     Scudder VIT Small Cap Index        -23.39    N/A    -2.49*   01/29/99

Non-standard investment results:

The VAA may report its results over various periods--daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime--and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a Fund became available in the VAA. This performance will be calculated based on (1) the performance of the Fund adjusted for Contract charges (ie: mortality and expense risk fees, any applicable administrative charges, surrender charges) and the management and other expenses of the fund and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any Riders (ie: EGMDB) that were in effect during the time periods shown and may not reflect surrender charges. This performance is referred to as non-standardized performance data and is hypothetical. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for Contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original investment. The performance numbers in the following tables do not reflect surrender charge.

Cumulative quotations are arrived at by calculating the change in Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.

Non-standard performance data as of December 31, 2002

                                                                            Since     As if
Subaccounts                          YTD   1-year  3-year  5-year 10-year Inception commenced
---------------------------------------------------------------------------------------------
Americal Century VP International  -20.81% -20.81% -22.73% -2.32%   N/A      2.71%  05/02/94
Baron Capital Asset                -14.67  -14.67  - 2.64    N/A    N/A     12.51   10/01/98
Delaware VIP Global Bond            24.43   24.43    7.30   4.90    N/A      5.39   05/01/96
Delaware VIP Growth & Income       -19.12  -19.12  - 5.06  -1.78   8.23%     7.53   07/28/88
Delaware VIP Trend                 -20.38  -20.38  -14.79   3.88    N/A      9.44   12/27/93
Janus Aspen Worldwide Growth       -25.91  -25.91  -21.77   0.08    N/A      9.77   09/13/93
Lincoln VIP Bond                     9.55    9.55    9.46   6.58   6.73      9.58   12/28/81
Lincoln VIP Capital Appreciation   -27.36  -27.36  -23.48  -2.32    N/A      5.95   02/03/94
Lincoln VIP Equity-Income          -16.13  -16.13  - 5.26   0.15    N/A      8.94   02/03/94
Lincoln VIP Growth and Income      -22.48  -22.48  -14.96  -2.97   7.59     10.97   12/28/81
Lincoln VIP International          -11.27  -11.27  - 7.51   1.01   6.42      4.61   05/01/91
Lincoln VIP Managed                -11.54  -11.54  - 5.32   0.38   6.75      8.66   04/27/83
Lincoln VIP Money Market             0.85    0.85    3.25   3.69   3.79      5.56   01/07/82
Lincoln VIP Social Awareness       -22.55  -22.55  -14.03  -2.75   9.38     10.79   05/02/88
Lincoln VIP Special Opportunities  -12.20  -12.20    0.96   0.75   8.88     11.14   12/28/81
NeubergerBerman AMT Partners       -24.56  -24.56  - 9.95  -4.18    N/A      6.88   03/22/94
NeubergerBerman AMT Mid-Cap Growth -29.73  -29.73  -21.45   0.54    N/A      3.65   11/03/97
Scudder Equity 500 Index           -22.74  -22.74  -15.23  -1.36    N/A    - 0.97   10/01/97
Scudder Small Cap Index            -21.02  -21.02  - 8.54  -2.34    N/A    - 1.36   08/25/97

Non-standard performance data as of December 31, 2002 (adjusted for surrender)

                                                                            Since     As if
Subaccounts                          YTD   1-year  3-year  5-year 10-year Inception commenced
---------------------------------------------------------------------------------------------
Americal Century VP International  -23.19% -23.19% -22.99% -2.32%   N/A      2.71%  05/02/94
Baron Capital Asset                -17.23  -17.23  - 2.96    N/A    N/A     12.51   10/01/98
Delaware VIP Global Bond            20.69   20.69    6.94   4.90    N/A      5.39   05/01/96
Delaware VIP Growth & Income       -21.55  -21.55  - 5.38  -1.78   8.23%     7.53   07/28/88
Delaware VIP Trend                 -22.77  -22.77  -15.08   3.88    N/A      9.44   12/27/93
Janus Aspen Worldwide Growth       -28.13  -28.13  -22.03   0.08    N/A      9.77   09/13/93
Lincoln VIP Bond                     6.27    6.27    9.09   6.58   6.73      9.58   12/28/81
Lincoln VIP Capital Appreciation   -29.54  -29.54  -23.74  -2.32    N/A      5.95   02/03/94
Lincoln VIP Equity-Income          -18.65  -18.65  - 5.58   0.15    N/A      8.94   02/03/94
Lincoln VIP Growth and Income      -24.80  -24.80  -15.24  -2.97   7.59     10.97   12/28/81
Lincoln VIP International          -13.93  -13.93  - 7.82   1.01   6.42      4.61   05/01/91
Lincoln VIP Managed                -14.20  -14.20  - 5.64   0.38   6.75      8.66   04/27/83
Lincoln VIP Money Market           - 2.17  - 2.17    2.90   3.69   3.79      5.56   01/07/82
Lincoln VIP Social Awareness       -24.88  -24.88  -14.32  -2.75   9.38     10.79   05/02/88
Lincoln VIP Special Opportunities  -14.84  -14.84    0.62   0.75   8.88     11.14   12/28/81
NeubergerBerman AMT Partners       -26.82  -26.82  -10.25  -4.18    N/A      6.88   03/22/94
NeubergerBerman AMT Mid-Cap Growth -31.84  -31.84  -21.71   0.54    N/A      3.65   11/03/97
Scudder VIT Equity 500 Index       -25.06  -25.06  -15.52  -1.36    N/A    - 0.97   10/01/97
Scudder VIT Small Cap Index        -23.39  -23.39  - 8.85  -2.34    N/A    - 1.36   08/25/97

Annuity payouts

Variable Annuity Payouts

Variable Annuity Payouts will be determined on the basis of: (1) the value of the Contract on the Annuity Commencement Date; (2) the annuity tables contained in the Contract; (3) the type of annuity option selected; and (4) the investment performance of the eligible Fund(s) selected. In order to determine the amount of variable Annuity Payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the Annuitant with a fixed number of Annuity Units based on the amount of the first payout; and third, it calculates the value of the Annuity Units each period thereafter. These steps are explained below.

The dollar amount of the first variable Annuity Payout is determined by applying the total value to the Accumulation Units credited under the Contract valued as of the Annuity Commencement Date (less any premium taxes to the annuity tables contained in the Contract. The first variable Annuity Payout will be paid within 14 days after) the Annuity Commencement Date. The monthly anniversary of the Annuity Commencement Date will become the date on which all future Annuity Payouts will be calculated. Amounts shown in the tables are based on the 1983(a) Individual Mortality Table modified, with an assumed investment return at the rate of 5% per annum. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value under the Contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The 5% interest rate stated above is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds 5%, the payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 5%, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in Contracts where not prohibited by law.

At an Annuity Commencement Date, the Annuitant is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying eligible Funds. The amount of the second and subsequent annuity payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending on the monthly anniversary of the annuity commencement date.

The value of each Subaccount Annuity Unit was arbitrarily established. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined as follows:

1. The total value of Fund or Series shares held in the Subaccount is calculated by multiplying the number of shares by the net asset value at end of Valuation Period plus any dividend or other distribution.

2. The liabilities of the Subaccount, including daily charges and taxes, are subtracted

3. The result is divided by the number of Annuity Units in the Subaccount at the beginning of Valuation Period, and adjusted by a factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of the monthly anniversary of the Annuity Commencement Date to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival

Lincoln Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payouts depend.

Determination of accumulation and annuity unit value

A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.

Since the portfolios of some of the Funds will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those Funds and Series and of the variable account could therefore be significantly affected) on days when the investor has no access to those Funds and Series.

Advertising and sales literature

In marketing the variable annuity Contracts, we may refer to certain ratings assigned to us under the Rating System of the A.M. Best Co., Oldwick, New Jersey. The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide Best's opinion about that company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the insurance company. In marketing the Contracts and the underlying funds, we may at times use data published by other nationally-known independent statistical services. These service organizations provide relative measures of such factors as an insurer's claims paying ability, the features of particular Contracts, and the comparative investment performance of the funds with other portfolios having similar objectives. A few such services are: Duff & Phelps, the Lipper Group, Moody's, Morningstar, Standard and Poor's and VARDS.

Marketing materials may employ illustrations of compound interest and dollar-cost averaging, discuss automatic withdrawal services, and describe our customer base, assets, and our relative size in the industry. They may also discuss other features of Lincoln Life, the VAA, the funds and their investment management. Lincoln Life may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM evaluates the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of securities in Europe, Australasia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification with over 1000 companies across 20 different countries.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

MOODY'S insurance claims-paying rating is a system of rating insurance company's financial strength, market leadership and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

MORNINGSTAR is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuity contracts.

STANDARD & POOR's CORP. insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

STANDARD & POOR'S 500 INDEX (S&P 500)--broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the S&P 500. The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares and publication of the index itself are services of Standard & Poor's Corp., a financial advisory, securities rating and publishing firm.

NASDAQ-OTC Price Index--this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA)--price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including American Express Co. and American Telephone and Telegraph Co. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

In its advertisements and other sales literature for the VAA and the eligible Funds, Lincoln Life intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-cost averaging illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those Subaccounts.

Automatic withdrawal service. A service provided by Lincoln Life, through which a Contractowner may take any distribution allowed by Code Section 401(a)(9) in the case of qualified contracts, or permitted under Code Section 72 in the case of nonqualified contracts, by way of an automatically generated payment.

Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of $93 billion at December 31, 2002 and had annual consolidated revenues of $4.6 billion in 2002. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment management and financial planning and advisory services.

Lincoln Life's customers. Sales literature for the VAA, the Funds and Series may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this Prospectus, Lincoln Life serves over 17,000 employers and more than 1.5 million individuals.

Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Co., above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any subclassification of those companies, based upon recognized evaluation criteria. For example, at year end 2002, Lincoln Life had total assets of over $84 billion.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.

We may quote the historical performance of the funds, predating their inclusion in the VAA, provided that the policies and objectives of a fund have remained substantially the same.

Other information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements

Financial statements of the VAA and of Lincoln Life appear on the following pages.

Lincoln National Variable Annuity Account C

Statement of assets and liabilities

December 31, 2002

                                                                                         Mortality &
                                                            Contract                     Expense       Contract
                                                            Purchases                    Charges       Redemptions
                                                            Due From                     Payable To    Due To
                                                            The Lincoln                  The Lincoln   The Lincoln
                                                            National Life                National Life National Life
                                                            Insurance                    Insurance     Insurance
                                             Investments    Company       Total Assets   Company       Company
---------------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Subaccount               $  247,823,807   $ 72,611    $  247,896,418    $ 6,816      $     --
AFIS Growth-Income Class 2 Subaccount             1,374,476         --         1,374,476         45         2,736
AFIS International Class 2 Subaccount            37,349,980         --        37,349,980      1,029         8,532
AIM International Growth Subaccount                  19,081         --            19,081          1            --
AIM Premier Equity Subaccount                       281,800         --           281,800         10            --
American Century VP International Subaccount         82,006     53,037           135,043          1            --
AVPSF Growth Class B Subaccount                   5,169,465         --         5,169,465        143         5,884
AVPSF Small Cap Value Class A Subaccount             86,331         --            86,331          3            --
AVPSF Technology Class B Subaccount              27,288,757         --        27,288,757        751         5,736
Baron Capital Asset Subaccount                   75,843,285        402        75,843,687      2,080            --
Delaware VIP Global Bond Subaccount              83,469,836     36,351        83,506,187      2,296            --
Delaware VIP Large Cap Value Subaccount          89,538,127     40,656        89,578,783      2,477            --
Delaware VIP REIT Subaccount                    109,463,899         --       109,463,899      3,012       203,977
Delaware VIP Small Cap Value Service Class
 Subaccount                                      98,133,527         --        98,133,527      2,702        18,597
Delaware VIP Trend Subaccount                   280,163,691     24,164       280,187,855      7,706            --
Fidelity VIP Contrafund Service Class
 Subaccount                                      67,720,494     37,437        67,757,931      1,870            --
Fidelity VIP Growth Service Class Subaccount     79,774,227         --        79,774,227      2,196         7,875
Janus Aspen Series Worldwide Growth
 Subaccount                                     199,059,850         --       199,059,850      5,445        38,074
LN Aggressive Growth Subaccount                 177,210,984     45,284       177,256,268      4,864            --
LN Bond Subaccount                              455,767,695    210,320       455,978,015     12,593            --
LN Capital Appreciation Subaccount              633,567,082         --       633,567,082     17,348       189,270
LN Equity-Income Subaccount                     586,718,319     53,834       586,772,153     16,170            --
LN Global Asset Allocation Subaccount           234,147,752         --       234,147,752      6,432        91,934
LN Growth and Income Subaccount               1,830,554,895         --     1,830,554,895     50,299       501,419
LN International Subaccount                     247,127,556         --       247,127,556      6,756       288,655
LN Managed Subaccount                           512,484,450         --       512,484,450     14,096       266,166
LN Money Market Subaccount                      168,456,218     25,572       168,481,790      4,471            --
LN Social Awareness Subaccount                  798,660,394         --       798,660,394     21,942       504,808
LN Special Opportunities Subaccount             405,176,608         --       405,176,608     11,115        86,750
MFS Capital Opportunities Subaccount                 30,342         --            30,342          1            --
MFS Total Return Subaccount                         191,301         --           191,301          6            --
MFS Utilities Subaccount                          5,071,115     11,624         5,082,739        140            --
NB AMT Mid-Cap Growth Subaccount                 84,467,876         --        84,467,876      2,323        30,407
NB AMT Partners Subaccount                       12,824,371         --        12,824,371        352        10,060
NB AMT Regency Subaccount                            45,009         --            45,009          1            --
Putnam Health Sciences Class IB Subaccount        6,909,730     15,775         6,925,505        190            --
Scudder VIT Equity 500 Index Subaccount          91,335,004         --        91,335,004      2,520        15,484
Scudder VIT Small Cap Index Subaccount           20,317,895         --        20,317,895        560        58,907
WFVT Small Cap Growth Fund                           13,419         --            13,419         --            --







                                             Net Assets
-----------------------------------------------------------
AFIS Growth Class 2 Subaccount               $  247,889,602
AFIS Growth-Income Class 2 Subaccount             1,371,695
AFIS International Class 2 Subaccount            37,340,419
AIM International Growth Subaccount                  19,080
AIM Premier Equity Subaccount                       281,790
American Century VP International Subaccount        135,042
AVPSF Growth Class B Subaccount                   5,163,438
AVPSF Small Cap Value Class A Subaccount             86,328
AVPSF Technology Class B Subaccount              27,282,270
Baron Capital Asset Subaccount                   75,841,607
Delaware VIP Global Bond Subaccount              83,503,891
Delaware VIP Large Cap Value Subaccount          89,576,306
Delaware VIP REIT Subaccount                    109,256,910
Delaware VIP Small Cap Value Service Class
 Subaccount                                      98,112,228
Delaware VIP Trend Subaccount                   280,180,149
Fidelity VIP Contrafund Service Class
 Subaccount                                      67,756,061
Fidelity VIP Growth Service Class Subaccount     79,764,156
Janus Aspen Series Worldwide Growth
 Subaccount                                     199,016,331
LN Aggressive Growth Subaccount                 177,251,404
LN Bond Subaccount                              455,965,422
LN Capital Appreciation Subaccount              633,360,464
LN Equity-Income Subaccount                     586,755,983
LN Global Asset Allocation Subaccount           234,049,386
LN Growth and Income Subaccount               1,830,003,177
LN International Subaccount                     246,832,145
LN Managed Subaccount                           512,204,188
LN Money Market Subaccount                      168,477,319
LN Social Awareness Subaccount                  798,133,644
LN Special Opportunities Subaccount             405,078,743
MFS Capital Opportunities Subaccount                 30,341
MFS Total Return Subaccount                         191,295
MFS Utilities Subaccount                          5,082,599
NB AMT Mid-Cap Growth Subaccount                 84,435,146
NB AMT Partners Subaccount                       12,813,959
NB AMT Regency Subaccount                            45,008
Putnam Health Sciences Class IB Subaccount        6,925,315
Scudder VIT Equity 500 Index Subaccount          91,317,000
Scudder VIT Small Cap Index Subaccount           20,258,428
WFVT Small Cap Growth Fund                           13,419

See accompanying notes.

Lincoln National Variable Annuity Account C

Statement of operations

Year Ended December 31, 2002

                                                                                                    AFIS
                                                                     AFIS Growth     AFIS Growth-   International
                                                                     Class 2         Income Class 2 Class 2
                                                                     Subaccount      Subaccount     Subaccount
-----------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income                                   $     81,286   $      14,120  $    512,680
 . Mortality and expense guarantees                                     (2,574,123)         (5,448)     (348,566)
                                                                      ------------   -------------  ------------
NET INVESTMENT INCOME (LOSS)                                            (2,492,837)          8,672       164,114

Net Realized Gain (Loss) on Investments:
 . Net realized gain (loss) on investments                              (8,672,056)         (5,482)   (1,431,142)
 . Dividends from net realized gains on investments                             --              --            --
                                                                      ------------   -------------  ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                                 (8,672,056)         (5,482)   (1,431,142)
Net change in unrealized appreciation or depreciation on investments   (65,282,696)        (79,641)   (4,747,182)
                                                                      ------------   -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(76,447,589)  $     (76,451) $ (6,014,210)
                                                                      ============   =============  ============

                                                                     Delaware VIP                   Fidelity VIP
                                                                     Small Cap Value Delaware VIP   Contrafund
                                                                     Service Class   Trend          Service Class
                                                                     Subaccount      Subaccount     Subaccount
-----------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income                                   $    231,823   $          --  $    447,331
 . Mortality and expense guarantees                                       (887,933)     (3,244,986)     (667,283)
                                                                      ------------   -------------  ------------
NET INVESTMENT INCOME (LOSS)                                              (656,110)     (3,244,986)     (219,952)

Net Realized Gain (Loss) on Investments:
 . Net realized gain (loss) on investments                              (1,820,455)    (15,453,102)   (2,118,161)
 . Dividends from net realized gains on investments                        716,546              --            --
                                                                      ------------   -------------  ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                                 (1,103,909)    (15,453,102)   (2,118,161)
Net change in unrealized appreciation or depreciation on investments   (12,978,990)    (60,767,114)   (5,218,474)
                                                                      ------------   -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(14,739,009)  $ (79,465,202) $ (7,556,587)
                                                                      ============   =============  ============

                                                                     LN Money        LN Social      LN Special
                                                                     Market          Awareness      Opportunities
                                                                     Subaccount      Subaccount     Subaccount
-----------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss):
 . Dividends from investment income                                   $  2,336,016   $   8,721,672  $  6,540,094
 . Mortality and expense guarantees                                     (1,646,095)     (9,851,592)   (4,722,758)
                                                                      ------------   -------------  ------------
NET INVESTMENT INCOME (LOSS)                                               689,921      (1,129,920)    1,817,336

Net Realized Gain (Loss) on Investments:
 . Net realized gain (loss) on investments                                      --     (51,700,498)   (4,433,692)
 . Dividends from net realized gains on investments                             --              --     2,311,724
                                                                      ------------   -------------  ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                                         --     (51,700,498)   (2,121,968)
Net change in unrealized appreciation or depreciation on investments            --    (210,771,554)  (63,090,708)
                                                                      ------------   -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $    689,921   $(263,601,972) $(63,395,340)
                                                                      ============   =============  ============


See accompanying notes.

AIM                             American
International  AIM Premier      Century VP    AVPSF Growth   AVPSF Small Cap AVPSF Technology Baron Capital     Delaware VIP
Growth         Equity           International Class B        Value Class A   Class B          Asset             Global Bond
Subaccount     Subaccount       Subaccount    Subaccount     Subaccount      Subaccount       Subaccount        Subaccount
---------------------------------------------------------------------------------------------------------------------------------
 $         67    $      1,103   $        671   $         --   $          30   $          --     $         --     $      75,881
          (99)         (1,635)        (6,746)       (60,289)           (462)       (342,984)        (830,190)         (362,918)
 ------------    ------------   ------------   ------------   -------------   -------------     ------------     -------------
          (32)           (532)        (6,075)       (60,289)           (432)       (342,984)        (830,190)         (287,037)

       (1,958)         (2,459)     1,313,271     (2,025,569)         (1,203)    (28,251,366)        (990,070)           44,773
           --              --             --             --              14              --               --                --
 ------------    ------------   ------------   ------------   -------------   -------------     ------------     -------------
       (1,958)         (2,459)     1,313,271     (2,025,569)         (1,189)    (28,251,366)        (990,070)           44,773
         (289)        (26,931)        (5,216)        52,720          (1,423)      8,715,256      (13,608,203)        8,163,595
 ------------    ------------   ------------   ------------   -------------   -------------     ------------     -------------
 $     (2,279)   $    (29,922)  $  1,301,980   $ (2,033,138)  $      (3,044)  $ (19,879,094)    $(15,428,463)    $   7,921,331
 ============    ============   ============   ============   =============   =============     ============     =============

Fidelity VIP   Janus Aspen
Growth Service Series Worldwide LN Aggressive                LN Capital      LN Equity-       LN Global Asset   LN Growth and
Class          Growth           Growth        LN Bond        Appreciation    Income           Allocation        Income
Subaccount     Subaccount       Subaccount    Subaccount     Subaccount      Subaccount       Subaccount        Subaccount
---------------------------------------------------------------------------------------------------------------------------------
 $    153,180    $  2,198,292   $         --   $ 20,915,206   $          --   $   6,790,190     $  4,197,969     $  22,553,922
   (1,017,867)     (2,509,866)    (2,286,485)    (4,158,517)     (8,345,585)     (6,810,763)      (2,741,838)      (22,629,962)
 ------------    ------------   ------------   ------------   -------------   -------------     ------------     -------------
     (864,687)       (311,574)    (2,286,485)    16,756,689      (8,345,585)        (20,573)       1,456,131           (76,040)

  (13,503,847)    (38,604,053)   (32,305,336)     1,202,302     (70,168,409)    (14,436,463)      (5,532,668)     (100,891,668)
           --              --             --         32,317              --       7,720,442               --                --
 ------------    ------------   ------------   ------------   -------------   -------------     ------------     -------------
  (13,503,847)    (38,604,053)   (32,305,336)     1,234,619     (70,168,409)     (6,716,021)      (5,532,668)     (100,891,668)
  (24,474,115)    (38,595,609)   (52,678,304)    18,170,430    (195,066,016)   (120,466,202)     (34,167,800)     (500,805,225)
 ------------    ------------   ------------   ------------   -------------   -------------     ------------     -------------
 $(38,842,649)   $(77,511,236)  $(87,270,125)  $ 36,161,738   $(273,580,010)  $(127,202,796)    $(38,244,337)    $(601,772,933)
 ============    ============   ============   ============   =============   =============     ============     =============

MFS Capital    MFS Total                      NB AMT                                          Putnam Health     Scudder VIT
Opportunities  Return           MFS Utilities Mid-Cap Growth NB AMT Partners NB AMT Regency   Sciences Class IB Equity 500 Index
Subaccount     Subaccount       Subaccount    Subaccount     Subaccount      Subaccount       Subaccount        Subaccount
---------------------------------------------------------------------------------------------------------------------------------
$          2     $        442   $    112,137   $         --   $      88,138   $          11     $         --     $   1,041,896
        (174)            (838)       (45,314)    (1,059,220)       (156,203)           (279)         (67,970)         (984,792)
 ------------    ------------   ------------   ------------   -------------   -------------     ------------     -------------
        (172)            (396)        66,823     (1,059,220)        (68,065)           (268)         (67,970)           57,104

         145             (571)      (643,012)   (14,451,254)       (722,721)           (829)        (472,242)       (3,321,372)
          --              350             --             --              --              --               --                --
 ------------    ------------   ------------   ------------   -------------   -------------     ------------     -------------
         145             (221)      (643,012)   (14,451,254)       (722,721)           (829)        (472,242)       (3,321,372)
        (108)          (2,400)      (580,130)   (23,204,692)     (3,649,968)         (2,240)        (961,394)      (22,963,750)
 ------------    ------------   ------------   ------------   -------------   -------------     ------------     -------------
$       (135)    $     (3,017)  $ (1,156,319)  $(38,715,166)  $  (4,440,754)  $      (3,337)    $ (1,501,606)    $ (26,228,018)
 ============    ============   ============   ============   =============   =============     ============     =============

Delaware VIP     Delaware VIP
Large Cap Value  REIT
Subaccount       Subaccount
------------------------------
  $  1,559,368   $  1,490,871
    (1,009,101)      (889,702)
  ------------   ------------
       550,267        601,169

    (2,166,749)      (491,295)
            --        926,503
  ------------   ------------
    (2,166,749)       435,208
   (20,266,722)    (2,918,890)
  ------------   ------------
  $(21,883,204)  $ (1,882,513)
  ============   ============



LN International LN Managed
Subaccount       Subaccount
------------------------------
  $  3,854,127   $ 17,752,143
    (2,906,550)    (5,928,956)
  ------------   ------------
       947,577     11,823,187

   (38,575,874)   (15,320,512)
            --             --
  ------------   ------------
   (38,575,874)   (15,320,512)
     6,439,902    (73,665,044)
  ------------   ------------
  $(31,188,395)  $(77,162,369)
  ============   ============

Scudder VIT      WFVT Small
Small Cap Index  Cap Growth
Subaccount       Subaccount
------------------------------
  $    158,627   $         --
      (226,408)            (9)
  ------------   ------------
       (67,781)            (9)

      (857,869)            --
        11,909             --
  ------------   ------------
      (845,960)            --
    (4,779,532)          (581)
  ------------   ------------
  $ (5,693,273)  $       (590)
  ============   ============

Lincoln National Variable Annuity Account C

Statements of changes in net assets

Years Ended December 31, 2001 and 2002

                                                                        AFIS Growth     AFIS Growth-   AFIS International
                                                                        Class 2         Income Class 2 Class 2
                                                                        Subaccount      Subaccount     Subaccount
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2001                                               $ 189,326,494  $          --    $  20,858,655
Changes From Operations:
 . Net investment income (loss)                                             (1,182,639)            (9)         (27,947)
 . Net realized gain (loss) on investments                                  57,970,756             --       (6,275,406)
 . Net change in unrealized appreciation or depreciation on investments   (103,231,937)            64          967,599
                                                                         -------------  -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (46,443,820)            55       (5,335,754)
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                      210,016,845          5,098      118,729,823
 . Terminated contracts & transfers to annuity reserves                    (92,483,177)            --     (104,598,597)
                                                                         -------------  -------------    -------------
                                                                           117,533,668          5,098       14,131,226
Annuity Reserves:
 . Transfer from accumulation units & between subaccounts                      977,809             --          157,955
 . Annuity Payments                                                           (171,697)            --          (26,300)
 . Receipt (reimbursement) of mortality guarantee adjustment                    (1,943)            --           (1,400)
                                                                         -------------  -------------    -------------
                                                                               804,169             --          130,255
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              118,337,837          5,098       14,261,481
                                                                         -------------  -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     71,894,017          5,153        8,925,727
                                                                         -------------  -------------    -------------
NET ASSETS AT DECEMBER 31, 2001                                            261,220,511          5,153       29,784,382
Changes From Operations:
 . Net investment income (loss)                                             (2,492,837)         8,672          164,114
 . Net realized gain (loss) on investments                                  (8,672,056)        (5,482)      (1,431,142)
 . Net change in unrealized appreciation or depreciation on investments    (65,282,696)       (79,641)      (4,747,182)
                                                                         -------------  -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (76,447,589)       (76,451)      (6,014,210)
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                    155,613,209      1,532,166       49,737,912
   . Terminated contracts & transfers to annuity reserves                  (93,487,803)       (89,173)     (36,266,188)
                                                                         -------------  -------------    -------------
                                                                            62,125,406      1,442,993       13,471,724
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                  1,168,512             --          130,207
   . Annuity Payments                                                         (172,602)            --          (32,351)
   . Receipt (reimbursement) of mortality guarantee adjustment                  (4,636)            --              667
                                                                         -------------  -------------    -------------
                                                                               991,274             --           98,523
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               63,116,680      1,442,993       13,570,247
                                                                         -------------  -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (13,330,909)     1,366,542        7,556,037
                                                                         -------------  -------------    -------------
NET ASSETS AT DECEMBER 31, 2002                                          $ 247,889,602  $   1,371,695    $  37,340,419
                                                                         =============  =============    =============

                                                                        Delaware VIP                   Fidelity VIP
                                                                        Small Cap Value Delaware VIP   Contrafund
                                                                        Service Class   Trend          Service Class
                                                                        Subaccount      Subaccount     Subaccount
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2001                                               $          --  $ 516,307,694    $  67,203,114
Changes From Operations:
 . Net investment income (loss)                                               (122,730)    (3,982,534)        (199,472)
 . Net realized gain (loss) on investments                                    (199,246)   (11,628,755)      (1,412,012)
 . Net change in unrealized appreciation or depreciation on investments      1,789,847    (69,296,113)      (7,305,515)
                                                                         -------------  -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,467,871    (84,907,402)      (8,916,999)
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                     46,840,113    117,794,584       32,365,356
   . Terminated contracts & transfers to annuity reserves                  (10,826,183)  (158,363,223)     (27,058,057)
                                                                         -------------  -------------    -------------
                                                                            36,013,930    (40,568,639)       5,307,299
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                    184,821        (28,244)          59,004
   . Annuity Payments                                                           (6,131)      (110,892)         (19,490)
   . Receipt (reimbursement) of mortality guarantee adjustment                    (239)          (434)             326
                                                                         -------------  -------------    -------------
                                                                               178,451       (139,570)          39,840
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               36,192,381    (40,708,209)       5,347,139
                                                                         -------------  -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     37,660,252   (125,615,611)      (3,569,860)
                                                                         -------------  -------------    -------------
NET ASSETS AT DECEMBER 31, 2001                                             37,660,252    390,692,083       63,633,254
Changes From Operations:
 . Net investment income (loss)                                               (656,110)    (3,244,986)        (219,952)
 . Net realized gain (loss) on investments                                  (1,103,909)   (15,453,102)      (2,118,161)
 . Net change in unrealized appreciation or depreciation on investments    (12,978,990)   (60,767,114)      (5,218,474)
                                                                         -------------  -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (14,739,009)   (79,465,202)      (7,556,587)
                                                                         -------------  -------------    -------------
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                    142,680,087     80,101,633       36,339,762
   . Terminated contracts & transfers to annuity reserves                  (67,888,360)  (111,429,459)     (24,916,476)
                                                                         -------------  -------------    -------------
                                                                            74,791,727    (31,327,826)      11,423,286
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                    447,210        360,091          283,648
   . Annuity Payments                                                          (44,028)       (79,752)         (24,910)
   . Receipt (reimbursement) of mortality guarantee adjustment                  (3,924)           755           (2,630)
                                                                         -------------  -------------    -------------
                                                                               399,258        281,094          256,108
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               75,190,985    (31,046,732)      11,679,394
                                                                         -------------  -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     60,451,976   (110,511,934)       4,122,807
                                                                         -------------  -------------    -------------
NET ASSETS AT DECEMBER 31, 2002                                          $  98,112,228  $ 280,180,149    $  67,756,061
                                                                         =============  =============    =============

                                                                        AIM International
                                                                        Growth
                                                                        Subaccount
-----------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2001                                                $         --
Changes From Operations:
 . Net investment income (loss)                                                      9
 . Net realized gain (loss) on investments                                         137
 . Net change in unrealized appreciation or depreciation on investments            (66)
                                                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     80
Changes From Unit Transactions:
 Accumulation Units:
 . Contract purchases                                                            5,098
 . Terminated contracts & transfers to annuity reserves                             --
                                                                          ------------
                                                                                 5,098
Annuity Reserves:
 . Transfer from accumulation units & between subaccounts                           --
 . Annuity Payments                                                                 --
 . Receipt (reimbursement) of mortality guarantee adjustment                        --
                                                                          ------------
                                                                                    --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                    5,098
                                                                          ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          5,178
                                                                          ------------
NET ASSETS AT DECEMBER 31, 2001                                                  5,178
Changes From Operations:
 . Net investment income (loss)                                                    (32)
 . Net realized gain (loss) on investments                                      (1,958)
 . Net change in unrealized appreciation or depreciation on investments           (289)
                                                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (2,279)
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                         20,114
   . Terminated contracts & transfers to annuity reserves                       (3,933)
                                                                          ------------
                                                                                16,181
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                         --
   . Annuity Payments                                                               --
   . Receipt (reimbursement) of mortality guarantee adjustment                      --
                                                                          ------------
                                                                                    --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                   16,181
                                                                          ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         13,902
                                                                          ------------
NET ASSETS AT DECEMBER 31, 2002                                           $     19,080
                                                                          ============

                                                                        Fidelity VIP
                                                                        Growth
                                                                        Service Class
                                                                        Subaccount
-----------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2001                                                $162,938,635
Changes From Operations:
 . Net investment income (loss)                                             (1,390,259)
 . Net realized gain (loss) on investments                                   4,191,468
 . Net change in unrealized appreciation or depreciation on investments    (33,527,994)
                                                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (30,726,785)
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                     34,789,346
   . Terminated contracts & transfers to annuity reserves                  (38,244,767)
                                                                          ------------
                                                                            (3,455,421)
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                    (47,072)
   . Annuity Payments                                                          (59,461)
   . Receipt (reimbursement) of mortality guarantee adjustment                  (1,228)
                                                                          ------------
                                                                              (107,761)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               (3,563,182)
                                                                          ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (34,289,967)
                                                                          ------------
NET ASSETS AT DECEMBER 31, 2001                                            128,648,668
Changes From Operations:
 . Net investment income (loss)                                               (864,687)
 . Net realized gain (loss) on investments                                 (13,503,847)
 . Net change in unrealized appreciation or depreciation on investments    (24,474,115)
                                                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (38,842,649)
                                                                          ------------
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                     22,847,839
   . Terminated contracts & transfers to annuity reserves                  (32,805,652)
                                                                          ------------
                                                                            (9,957,813)
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                    (53,195)
   . Annuity Payments                                                          (30,961)
   . Receipt (reimbursement) of mortality guarantee adjustment                     106
                                                                          ------------
                                                                               (84,050)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              (10,041,863)
                                                                          ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (48,884,512)
                                                                          ------------
NET ASSETS AT DECEMBER 31, 2002                                           $ 79,764,156
                                                                          ============

See accompanying notes.

                   American
AIM Premier        Century VP     AVPSF Growth   AVPSF Small Cap AVPSF Technology                  Delaware VIP
Equity             International  Class B        Value Class A   Class B          Baron Capital    Global Bond
Subaccount         Subaccount     Subaccount     Subaccount      Subaccount       Asset Subaccount Subaccount
--------------------------------------------------------------------------------------------------------------------
 $           --    $     139,556  $   5,397,880  $           --   $  54,586,732     $ 23,088,291   $    11,658,843
             (1)            (633)       (51,874)             (9)       (485,443)        (472,001)          127,646
            102          (24,568)        89,753              --      (9,121,754)        (503,290)         (210,446)
           (105)           7,856     (2,199,302)            289      (7,256,061)       4,439,791          (108,727)
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
             (4)         (17,345)    (2,161,423)            280     (16,863,258)       3,464,500          (191,527)
          5,097        3,631,612      9,057,662           5,098      57,600,475       76,373,604         6,075,617
             --       (3,665,074)    (5,637,826)             --     (48,082,922)     (35,167,044)       (5,560,511)
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
          5,097          (33,462)     3,419,836           5,098       9,517,553       41,206,560           515,106
             --               --         39,370              --          65,693           66,636                --
             --               --         (3,151)             --         (17,164)          (2,779)          (14,084)
             --               --           (155)             --            (894)            (115)              939
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
             --               --         36,064              --          47,635           63,742           (13,145)
          5,097          (33,462)     3,455,900           5,098       9,565,188       41,270,302           501,961
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
          5,093          (50,807)     1,294,477           5,378      (7,298,070)      44,734,802           310,434
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
          5,093           88,749      6,692,357           5,378      47,288,662       67,823,093        11,969,277
           (532)          (6,075)       (60,289)           (432)       (342,984)        (830,190)         (287,037)
         (2,459)       1,313,271     (2,025,569)         (1,189)    (28,251,366)        (990,070)           44,773
        (26,931)          (5,216)        52,720          (1,423)      8,715,256      (13,608,203)        8,163,595
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
        (29,922)       1,301,980     (2,033,138)         (3,044)    (19,879,094)     (15,428,463)        7,921,331
        341,895      166,866,459      5,618,793          88,497      53,053,732       79,301,269        96,970,053
        (35,276)    (168,122,146)    (5,118,759)         (4,503)    (53,173,874)     (56,004,043)      (33,626,870)
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
        306,619       (1,255,687)       500,034          83,994        (120,142)      23,297,226        63,343,183
             --               --          8,566              --              --          161,627           291,600
             --               --         (4,179)             --          (7,268)         (11,999)          (23,169)
             --               --           (202)             --             112              123             1,669
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
             --               --          4,185              --          (7,156)         149,751           270,100
        306,619       (1,255,687)       504,219          83,994        (127,298)      23,446,977        63,613,283
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
        276,697           46,293     (1,528,919)         80,950     (20,006,392)       8,018,514        71,534,614
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
 $      281,790    $     135,042  $   5,163,438  $       86,328   $  27,282,270     $ 75,841,607   $    83,503,891
  ==============   =============  =============  ==============   =============     ============   ===============

Janus Aspen Series LN Aggressive                 LN Capital      LN Equity-       LN Global Asset  LN Growth and
Worldwide Growth   Growth         LN Bond        Appreciation    Income           Allocation       Income
Subaccount         Subaccount     Subaccount     Subaccount      Subaccount       Subaccount       Subaccount
--------------------------------------------------------------------------------------------------------------------
 $  428,290,756    $ 502,305,953  $ 276,413,287  $1,609,933,594   $ 830,483,699     $379,440,812   $ 3,477,498,407
     (1,816,714)      (3,432,914)    15,466,971     (12,770,355)        880,627       (2,090,415)       (2,183,185)
    (18,298,416)      71,900,462        444,858     109,768,988      32,815,378       26,934,798       914,944,024
    (77,664,307)    (232,105,814)     9,674,334    (511,439,122)   (104,224,417)     (57,552,322)   (1,329,052,963)
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
    (97,779,437)    (163,638,266)    25,586,163    (414,440,489)    (70,528,412)     (32,707,939)     (416,292,124)
     82,586,579       78,990,804    233,771,068     229,749,371     168,446,024       29,701,146       288,946,296
   (102,802,328)    (121,481,919)  (133,948,763)   (366,650,385)   (167,119,665)     (63,129,850)     (549,545,270)
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
    (20,215,749)     (42,491,115)    99,822,305    (136,901,014)      1,326,359      (33,428,704)     (260,598,974)
        100,532          143,283        511,136        (242,466)        601,197          (66,380)        1,029,151
       (134,769)        (131,905)      (479,930)       (626,473)       (486,752)        (250,622)       (3,923,959)
         (1,845)          (1,404)       389,129          (5,606)           (294)          (4,475)               --
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
        (36,082)           9,974        420,335        (874,545)        114,151         (321,477)       (2,894,808)
    (20,251,831)     (42,481,141)   100,242,640    (137,775,559)      1,440,510      (33,750,181)     (263,493,782)
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
   (118,031,268)    (206,119,407)   125,828,803    (552,216,048)    (69,087,902)     (66,458,120)     (679,785,906)
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
    310,259,488      296,186,546    402,242,090   1,057,717,546     761,395,797      312,982,692     2,797,712,501
       (311,574)      (2,286,485)    16,756,689      (8,345,585)        (20,573)       1,456,131           (76,040)
    (38,604,053)     (32,305,336)     1,234,619     (70,168,409)     (6,716,021)      (5,532,668)     (100,891,668)
    (38,595,609)     (52,678,304)    18,170,430    (195,066,016)   (120,466,202)     (34,167,800)     (500,805,225)
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
    (77,511,236)     (87,270,125)    36,161,738    (273,580,010)   (127,202,796)     (38,244,337)     (601,772,933)
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
     55,449,766       41,587,613    175,349,863     112,991,557     126,639,642       27,205,897       189,409,232
    (88,977,775)     (73,177,489)  (158,667,693)   (262,977,604)   (174,780,536)     (67,638,092)     (554,197,313)
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
    (33,528,009)     (31,589,876)    16,682,170    (149,986,047)    (48,140,894)     (40,432,195)     (364,788,081)
       (126,926)          (4,493)     1,078,026        (369,474)      1,105,426         (103,932)        1,826,195
        (77,076)         (69,352)      (193,982)       (422,380)       (396,076)        (158,810)       (3,136,400)
             90           (1,296)        (4,620)            829          (5,474)           5,968           161,895
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
       (203,912)         (75,141)       879,424        (791,025)        703,876         (256,774)       (1,148,310)
    (33,731,921)     (31,665,017)    17,561,594    (150,777,072)    (47,437,018)     (40,688,969)     (365,936,391)
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
   (111,243,157)    (118,935,142)    53,723,332    (424,357,082)   (174,639,814)     (78,933,306)     (967,709,324)
  --------------   -------------  -------------  --------------   -------------     ------------   ---------------
 $  199,016,331    $ 177,251,404  $ 455,965,422  $  633,360,464   $ 586,755,983     $234,049,386   $ 1,830,003,177
  ==============   =============  =============  ==============   =============     ============   ===============

Delaware VIP     Delaware VIP
Large Cap Value  REIT
Subaccount       Subaccount
-------------------------------
 $  91,435,336   $  29,877,733
      (837,439)        173,465
      (617,580)        558,454
    (3,164,680)      1,927,399
 -------------   -------------
    (4,619,699)      2,659,318
    58,983,628      54,496,734
   (35,097,013)    (39,982,042)
 -------------   -------------
    23,886,615      14,514,692
       289,182         222,343
      (130,787)        (22,328)
        (3,528)         (1,623)
 -------------   -------------
       154,867         198,392
    24,041,482      14,713,084
 -------------   -------------
    19,421,783      17,372,402
 -------------   -------------
   110,857,119      47,250,135
       550,267         601,169
    (2,166,749)        435,208
   (20,266,722)     (2,918,890)
 -------------   -------------
   (21,883,204)     (1,882,513)
    37,912,515     128,405,453
   (37,630,234)    (64,876,047)
 -------------   -------------
       282,281      63,529,406
       438,691         424,465
      (116,254)        (64,581)
        (2,327)             (2)
 -------------   -------------
       320,110         359,882
       602,391      63,889,288
 -------------   -------------
   (21,280,813)     62,006,775
 -------------   -------------
 $  89,576,306   $ 109,256,910
 =============   =============


LN International LN Managed
Subaccount       Subaccount
-------------------------------
 $ 394,252,118   $ 745,460,609
     3,646,968      14,867,597
    18,400,248     103,933,140
   (62,340,373)   (138,648,439)
 -------------   -------------
   (40,293,157)    (19,847,702)
   144,798,551      67,101,090
  (186,304,184)   (117,222,269)
 -------------   -------------
   (41,505,633)    (50,121,179)
       (10,182)        265,324
       (98,689)       (413,654)
        (3,224)         (5,098)
 -------------   -------------
      (112,095)       (153,428)
   (41,617,728)    (50,274,607)
 -------------   -------------
   (81,910,885)    (70,122,309)
 -------------   -------------
   312,341,233     675,338,300
       947,577      11,823,187
   (38,575,874)    (15,320,512)
     6,439,902     (73,665,044)
 -------------   -------------
   (31,188,395)    (77,162,369)
 -------------   -------------
   455,359,612      50,246,224
  (489,675,782)   (136,173,895)
 -------------   -------------
   (34,316,170)    (85,927,671)
        63,529         171,691
       (69,461)       (227,799)
         1,409          12,036
 -------------   -------------
        (4,523)        (44,072)
   (34,320,693)    (85,971,743)
 -------------   -------------
   (65,509,088)   (163,134,112)
 -------------   -------------
 $ 246,832,145   $ 512,204,188
 =============   =============

Lincoln National Variable Annuity Account C

Years Ended December 31, 2001 and 2002

                                                                                                        LN
                                                                        LN             LN               Special
                                                                        Money Market   Social Awareness Opportunities
                                                                        Subaccount     Subaccount       Subaccount
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2001                                              $ 144,079,988   $1,432,479,980   $ 500,283,453
Changes From Operations:
 . Net investment income (loss)                                             4,585,003       (4,697,586)      2,083,039
 . Net realized gain (loss) on investments                                         --      318,735,412      (1,746,454)
 . Net change in unrealized appreciation or depreciation on investments            --     (463,336,369)      3,779,061
                                                                        -------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             4,585,003     (149,298,543)      4,115,646
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                   233,373,854      159,366,520     102,594,452
   . Terminated contracts & transfers to annuity reserves                (208,656,267)    (244,798,431)   (107,474,276)
                                                                        -------------   --------------   -------------
                                                                           24,717,587      (85,431,911)     (4,879,824)
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                    78,233           72,954         177,194
   . Annuity Payments                                                         (70,423)        (562,665)       (201,653)
   . Receipt (reimbursement) of mortality guarantee adjustment                   (918)           6,875          (2,383)
                                                                        -------------   --------------   -------------
                                                                                6,892         (482,836)        (26,842)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              24,724,479      (85,914,747)     (4,906,666)
                                                                        -------------   --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    29,309,482     (235,213,290)       (791,020)
                                                                        -------------   --------------   -------------
NET ASSETS AT DECEMBER 31, 2001                                           173,389,470    1,197,266,690     499,492,433
Changes From Operations:
 . Net investment income (loss)                                               689,921       (1,129,920)      1,817,336
 . Net realized gain (loss) on investments                                         --      (51,700,498)     (2,121,968)
 . Net change in unrealized appreciation or depreciation on investments            --     (210,771,554)    (63,090,708)
                                                                        -------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               689,921     (263,601,972)    (63,395,340)
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                   539,579,122       98,365,617      95,395,832
   . Terminated contracts & transfers to annuity reserves                (545,002,188)    (233,528,286)   (126,483,421)
                                                                        -------------   --------------   -------------
                                                                           (5,423,066)    (135,162,669)    (31,087,589)
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                  (145,855)           6,074         206,512
   . Annuity Payments                                                         (35,776)        (383,688)       (141,324)
   . Receipt (reimbursement) of mortality guarantee adjustment                  2,625            9,209           4,051
                                                                        -------------   --------------   -------------
                                                                             (179,006)        (368,405)         69,239
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              (5,602,072)    (135,531,074)    (31,018,350)
                                                                        -------------   --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (4,912,151)    (399,133,046)    (94,413,690)
                                                                        -------------   --------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                         $ 168,477,319   $  798,133,644   $ 405,078,743
                                                                        =============   ==============   =============

                                                                        Putnam
                                                                        HealthSciences Scudder VIT      Scudder VIT
                                                                        Class IB       Equity 500 Index Small Cap
                                                                        Subaccount     Subaccount       Index Subaccount
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2001                                              $          --   $  102,366,433   $  14,089,242
Changes From Operations:
 . Net investment income (loss)                                               (15,529)         (93,448)        (45,904)
 . Net realized gain (loss) on investments                                    (36,201)      (1,853,420)        670,127
 . Net change in unrealized appreciation or depreciation on investments       (48,677)     (11,798,667)       (291,672)
                                                                        -------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (100,407)     (13,745,535)        332,551
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                     6,889,038       60,830,720      20,900,637
   . Terminated contracts & transfers to annuity reserves                  (2,161,824)     (41,126,442)    (12,640,547)
                                                                        -------------   --------------   -------------
                                                                            4,727,214       19,704,278       8,260,090
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                    65,792          361,363          13,074
   . Annuity Payments                                                          (1,584)         (95,509)         (9,993)
   . Receipt (reimbursement) of mortality guarantee adjustment                     (1)          (4,091)         (2,548)
                                                                        -------------   --------------   -------------
                                                                               64,207          261,763             533
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               4,791,421       19,966,041       8,260,623
                                                                        -------------   --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     4,691,014        6,220,506       8,593,174
                                                                        -------------   --------------   -------------
NET ASSETS AT DECEMBER 31, 2001                                             4,691,014      108,586,939      22,682,416
Changes From Operations:
 . Net investment income (loss)                                               (67,970)          57,104         (67,781)
 . Net realized gain (loss) on investments                                   (472,242)      (3,321,372)       (845,960)
 . Net change in unrealized appreciation or depreciation on investments      (961,394)     (22,963,750)     (4,779,532)
                                                                        -------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Changes From Unit Transactions:                                            (1,501,606)     (26,228,018)     (5,693,273)
 Accumulation Units:
   . Contract purchases                                                    10,457,790       47,322,335      17,413,168
   . Terminated contracts & transfers to annuity reserves                  (6,695,352)     (39,182,167)    (14,166,881)
                                                                        -------------   --------------   -------------
                                                                            3,762,438        8,140,168       3,246,287
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                   (11,633)         932,590          32,056
   . Annuity Payments                                                         (14,965)        (106,946)         (9,110)
   . Receipt (reimbursement) of mortality guarantee adjustment                     67           (7,733)             52
                                                                        -------------   --------------   -------------
                                                                              (26,531)         817,911          22,998
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               3,735,907        8,958,079       3,269,285
                                                                        -------------   --------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     2,234,301      (17,269,939)     (2,423,988)
                                                                        -------------   --------------   -------------
NET ASSETS AT DECEMBER 31, 2002                                         $   6,925,315   $   91,317,000   $  20,258,428
                                                                        =============   ==============   =============

                                                                        MFS
                                                                        Capital
                                                                        Opportunities
                                                                        Subaccount
-------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2001                                                $     --
Changes From Operations:
 . Net investment income (loss)                                                 (8)
 . Net realized gain (loss) on investments                                      --
 . Net change in unrealized appreciation or depreciation on investments         61
                                                                          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 53
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                      5,097
   . Terminated contracts & transfers to annuity reserves                       --
                                                                          --------
                                                                             5,097
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                     --
   . Annuity Payments                                                           --
   . Receipt (reimbursement) of mortality guarantee adjustment                  --
                                                                          --------
                                                                                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                5,097
                                                                          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      5,150
                                                                          --------
NET ASSETS AT DECEMBER 31, 2001                                              5,150
Changes From Operations:
 . Net investment income (loss)                                               (172)
 . Net realized gain (loss) on investments                                     145
 . Net change in unrealized appreciation or depreciation on investments       (108)
                                                                          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (135)
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                     58,542
   . Terminated contracts & transfers to annuity reserves                  (33,216)
                                                                          --------
                                                                            25,326
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                     --
   . Annuity Payments                                                           --
   . Receipt (reimbursement) of mortality guarantee adjustment                  --
                                                                          --------
                                                                                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               25,326
                                                                          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     25,191
                                                                          --------
NET ASSETS AT DECEMBER 31, 2002                                           $ 30,341
                                                                          ========

                                                                        WFVT
                                                                        Small Cap
                                                                        Growth
                                                                        Subaccount
-------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2001                                                $     --
Changes From Operations:
 . Net investment income (loss)                                                 --
 . Net realized gain (loss) on investments                                      --
 . Net change in unrealized appreciation or depreciation on investments         --
                                                                          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 --
Changes From Unit Transactions:
 Accumulation Units:
   . Contract purchases                                                         --
   . Terminated contracts & transfers to annuity reserves                       --
                                                                          --------
                                                                                --
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                     --
   . Annuity Payments                                                           --
   . Receipt (reimbursement) of mortality guarantee adjustment                  --
                                                                          --------
                                                                                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                   --
                                                                          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         --
                                                                          --------
NET ASSETS AT DECEMBER 31, 2001                                                 --
Changes From Operations:
 . Net investment income (loss)                                                 (9)
 . Net realized gain (loss) on investments                                      --
 . Net change in unrealized appreciation or depreciation on investments       (581)
                                                                          --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Changes From Unit Transactions:                                               (590)
 Accumulation Units:
   . Contract purchases                                                     14,009
   . Terminated contracts & transfers to annuity reserves                       --
                                                                          --------
                                                                            14,009
 Annuity Reserves:
   . Transfer from accumulation units & between subaccounts                     --
   . Annuity Payments                                                           --
   . Receipt (reimbursement) of mortality guarantee adjustment                  --
                                                                          --------
                                                                                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               14,009
                                                                          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     13,419
                                                                          --------
NET ASSETS AT DECEMBER 31, 2002                                           $ 13,419
                                                                          ========

       MFS           MFS          NB AMT         NB AMT            NB AMT
       Total Return  Utilities    Mid-Cap Growth Partners         Regency
       Subaccount    Subaccount   Subaccount     Subaccount    Subaccount
       ------------------------------------------------------------------
         $     --    $        --  $ 203,466,971  $  9,359,079   $    --
               (9)       (17,444)    (1,498,735)     (115,546)       (9)
               --       (113,206)   (28,561,257)       58,353        --
               64       (432,243)   (19,840,296)     (449,577)      269
         --------    -----------  -------------  ------------   -------
               55       (562,893)   (49,900,288)     (506,770)      260
            5,098      6,951,175     99,395,579    21,530,622     5,098
               --     (2,097,702)  (116,000,758)  (11,106,618)       --
         --------    -----------  -------------  ------------   -------
            5,098      4,853,473    (16,605,179)   10,424,004     5,098
             --           47,763         17,265         4,574        --
             --           (1,418)       (55,048)       (5,893)       --
             --               13            398        (3,877)       --
         --------    -----------  -------------  ------------   -------
               --         46,358        (37,385)       (5,196)       --

            5,098      4,899,831    (16,642,564)   10,418,808     5,098
         --------    -----------  -------------  ------------   -------
            5,153      4,336,938    (66,542,852)    9,912,038     5,358
         --------    -----------  -------------  ------------   -------
            5,153      4,336,938    136,924,119    19,271,117     5,358
            (396)         66,823     (1,059,220)      (68,065)     (268)
            (221)       (643,012)   (14,451,254)     (722,721)     (829)
          (2,400)       (580,130)   (23,204,692)   (3,649,968)   (2,240)
         --------    -----------  -------------  ------------   -------
           (3,017)    (1,156,319)   (38,715,166)   (4,440,754)   (3,337)
          194,603      6,218,968     32,114,040     9,624,217    47,435
           (5,444)    (4,315,025)   (45,876,663)  (11,636,269)   (4,448)
         --------    -----------  -------------  ------------   -------
         189,159       1,903,943    (13,762,623)   (2,012,052)   42,987
               --             --         22,460            --        --
               --         (2,019)       (33,014)       (4,429)       --
               --             56           (630)           77        --
         --------    -----------  -------------  ------------   -------
               --         (1,963)       (11,184)       (4,352)       --

          189,159      1,901,980    (13,773,807)   (2,016,404)   42,987
         --------    -----------  -------------  ------------   -------
          186,142        745,661    (52,488,973)   (6,457,158)   39,650
         --------    -----------  -------------  ------------   -------
         $191,295    $ 5,082,599  $  84,435,146  $ 12,813,959   $45,008
         ========    ===========  =============  ============   =======

Lincoln National Variable Annuity Account C

Notes to financial statements

1. Accounting Policies and Account Information
The Variable Account: Lincoln National Variable Annuity Account C (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of two products, Multi-Fund(R) and eAnnuity(TM). The Multi-Fund(R) product is an annuity contract offering a guaranteed minimum death benefit (GMBD) rider option. Effective August 20, 1998, the eAnnuity(TM) product became available to clients of the Company. The eAnnuity(TM) product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Accounts are divided into variable subaccounts each of which is invested in shares of forty-one mutual funds (the Funds) of fourteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (AFIS):
  AFIS Growth Class 2 Fund
  AFIS Growth-Income Class 2 Fund
  AFIS International Class 2 Fund

AIM Variable Insurance Funds (AIM):
  AIM International Growth Fund
  AIM Premier Equity Fund

American Century Variable Portfolios, Inc. (American Century VP):
  American Century VP International Portfolio

Alliance Variable Products Series Fund (AVPSF):
  AVPSF Growth Class B Fund
  AVPSF Small Cap Value Class A Fund
  AVPSF Technology Class B Fund

Baron Capital Funds Trust:
  Baron Capital Asset Fund

Delaware VIP Trust (Delaware VIP)*:
  Delaware VIP Global Bond Series
  Delaware VIP Large Cap Value Series
  Delaware VIP REIT Series
  Delaware VIP Small Cap Value Service Class Series
  Delaware VIP Trend Series

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Contrafund Portfolio Service Class Portfolio
  Fidelity VIP Growth Portfolio Service Class Portfolio

Janus Aspen Series:
  Janus Aspen Series Worldwide Growth Portfolio

Lincoln National (LN)*:
  LN Aggressive Growth Fund
  LN Bond Fund LN Capital Appreciation Fund
  LN Equity-Income Fund
  LN Global Asset Allocation Fund
  LN Growth and Income Fund
  LN International Fund
  LN Managed Fund
  LN Money Market Fund
  LN Social Awareness Fund
  LN Special Opportunities Fund

MFS Variable Insurance Trust (MFS):
  MFS Capital Opportunities Series
  MFS Total Return Series
  MFS Utilities Series

Neuberger Berman Advisors Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Portfolio
  NB AMT Partners Portfolio
  NB AMT Regency Portfolio

Putnam Variable Trust:
  Putnam Health Sciences Class IB Fund

Scudder VIT Funds (Scudder VIT):
  Scudder VIT Equity 500 Index Fund
  Scudder VIT Small Cap Index Fund

Wells Fargo Variable Trust (WFVT):
  WFVT Equity Income Fund
  WFVT Large Company Growth Fund
  WFVT Small Cap Growth Fund

* Denotes an affiliate of The Lincoln National Life Insurance Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2002, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Lincoln National Variable Annuity Account C

Notes to financial statements
(continued)

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 5%.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows for the two contract types and the corresponding rider options within the Variable Account:

..  eAnnuity(TM) at a daily rate of .00150685% (.55% on an annual basis)
.. Multi-Fund(R) at a daily rate of .00273973% (1.00% on an annual basis) .. Multi-Fund(R) at a daily rate of .00274525% (1.002% on an annual basis) .. Multi-Fund(R) at a daily rate of .00342466% (1.25% on an annual basis) .. Multi-Fund(R) at a daily rate of .00356164% (1.30% on an annual basis) .. Multi-Fund(R) at a daily rate of .00356712% (1.302% on an annual basis) .. Multi-Fund(R) at a daily rate of .00452055% (1.65% on an annual basis) .. Multi-Fund(R) at a daily rate of .00452603% (1.652% on an annual basis) .. Multi-Fund(R) at a daily rate of .00479452% (1.75% on an annual basis) .. Multi-Fund(R) at a daily rate of .00493151% (1.80% on an annual basis) .. Multi-Fund(R) at a daily rate of .00493699% (1.802% on an annual basis) .. Multi-Fund(R) at a daily rate of .00534247% (1.95% on an annual basis) .. Multi-Fund(R) at a daily rate of .00575342% (2.10% on an annual basis) .. Multi-Fund(R) at a daily rate of .00589041% (2.15% on an annual basis) .. Multi-Fund(R) at a daily rate of .00589589% (2.152% on an annual basis) .. Multi-Fund(R) at a daily rate of .00616438% (2.25% on an annual basis) .. Multi-Fund(R) at a daily rate of .00712329% (2.60% on an annual basis)

In addition, $19,720,085 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2002.

Accordingly, the Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

Lincoln National Variable Annuity Account C

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                    Unit Value Unit Value                                    Investment
                                                    Beginning  End of     Units                    Total     Income
                                                    of Period  Period     Outstanding Net Assets   Return(2) Ratio(3)
-----------------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                                                                                        0.03%
  Multi-Fund(R) (1.00% Fee Rate)                      $10.06     $7.52        116,163 $    873,805  (25.22)%
  Multi-Fund(R) (1.002% Fee Rate)                       0.81      0.60    396,391,192  239,096,947  (25.21)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      0.81      0.60      3,543,870    2,137,606  (25.21)%
  Multi-Fund(R) (1.30% Fee Rate)                       10.05      7.50         64,235      481,646  (25.43)%
  Multi-Fund(R) (1.302% Fee Rate)                       0.80      0.60      8,520,232    5,099,156  (25.43)%
  Multi-Fund(R) (1.75% Fee Rate)                       10.05      7.46         25,054      186,920  (25.77)%
  Multi-Fund(R) (1.95% Fee Rate)                       10.05      7.44          1,816       13,522  (25.91)%
AFIS Growth-Income Class 2 Fund                                                                                 3.15%
  Multi-Fund(R) (1.00% Fee Rate)                       10.11      8.18         98,425      804,630  (19.16)%
  Multi-Fund(R) (1.30% Fee Rate)                       10.11      8.15         44,188      360,032  (19.40)%
  Multi-Fund(R) (1.75% Fee Rate)                       10.10      8.11         23,853      193,387  (19.76)%
  Multi-Fund(R) (1.95% Fee Rate)                       10.10      8.09          1,687       13,646  (19.92)%
AFIS International Class 2 Fund                                                                                 1.48%
  Multi-Fund(R) (1.00% Fee Rate)                       10.02      8.45         20,899      176,546  (15.71)%
  Multi-Fund(R) (1.002% Fee Rate)                       0.68      0.58     62,403,882   35,935,629  (15.69)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      0.68      0.58        535,082      308,130  (15.69)%
  Multi-Fund(R) (1.30% Fee Rate)                       10.02      8.42         12,513      105,361  (15.95)%
  Multi-Fund(R) (1.302% Fee Rate)                       0.68      0.57      1,351,263      772,047  (15.94)%
  Multi-Fund(R) (1.75% Fee Rate)                       10.01      8.38          5,097       42,706  (16.33)%
AIM International Growth Fund                                                                                   0.91%
  Multi-Fund(R) (1.00% Fee Rate)                       10.16      8.49            426        3,615  (16.46)%
  Multi-Fund(R) (1.30% Fee Rate)                       10.16      8.46            895        7,577  (16.69)%
  Multi-Fund(R) (1.75% Fee Rate)                       10.16      8.41            110          923  (17.16)%
  Multi-Fund(R) (1.95% Fee Rate)                       10.15      8.39            830        6,965  (17.34)%
AIM Premier Equity Fund                                                                                         0.88%
  Multi-Fund(R) (1.00% Fee Rate)                       10.00      6.90          1,436        9,909  (30.99)%
  Multi-Fund(R) (1.30% Fee Rate)                        9.99      6.88         35,949      247,240  (31.18)%
  Multi-Fund(R) (1.75% Fee Rate)                        9.99      6.84          3,602       24,641  (31.50)%
American Century VP International Portfolio                                                                     0.05%
  eAnnuity(TM) (.55% Fee Rate)                          0.90      0.72        188,700      135,042  (20.81)%
AVPSF Growth Class B Fund                                                                                         --
  Multi-Fund(R) (1.002% Fee Rate)                       0.68      0.48     10,333,590    5,011,788  (28.98)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      0.68      0.48         95,033       46,091  (28.98)%
  Multi-Fund(R) (1.302% Fee Rate)                       0.68      0.48        219,357      105,559  (29.19)%
AVPSF Small Cap Value Class A Fund                                                                              0.09%
  Multi-Fund(R) (1.00% Fee Rate)                       10.56      9.80          5,144       50,441   (7.12)%
  Multi-Fund(R) (1.30% Fee Rate)                       10.55      9.77          1,427       13,939   (7.41)%
  Multi-Fund(R) (1.75% Fee Rate)                       10.55      9.72          2,256       21,948   (7.81)%
AVPSF Technology Class B Fund                                                                                     --
  Multi-Fund(R) (1.00% Fee Rate)                        9.96      5.74            254        1,459  (42.39)%
  Multi-Fund(R) (1.002% Fee Rate)                       0.57      0.33     82,385,204   26,940,215  (42.39)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      0.57      0.33        231,123       75,578  (42.39)%
  Multi-Fund(R) (1.30% Fee Rate)                        9.96      5.72            289        1,656  (42.56)%
  Multi-Fund(R) (1.302% Fee Rate)                       0.56      0.32        811,731      263,362  (42.56)%
Baron Capital Asset Fund                                                                                          --
  eAnnuity(TM) (.55% Fee Rate)                          1.44      1.23         64,524       79,105  (14.67)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)         1.44      1.23          7,036        8,626  (14.67)%
  Multi-Fund(R) (1.002% Fee Rate)                       1.29      1.10     67,309,279   73,941,282  (15.05)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.29      1.10        152,969      168,041  (15.05)%
  Multi-Fund(R) (1.302% Fee Rate)                       1.28      1.09      1,512,165    1,644,553  (15.31)%
Delaware VIP Global Bond Series                                                                                 0.21%
  eAnnuity(TM) (.55% Fee Rate)                          1.13      1.40          4,816        6,765   24.43%
  Multi-Fund(R) (1.002% Fee Rate)                       1.11      1.38     59,606,587   82,062,605   23.85%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.11      1.38        304,357      419,020   23.85%
  Multi-Fund(R) (1.302% Fee Rate)                       1.10      1.35        749,935    1,015,501   23.47%

Lincoln National Variable Annuity Account C

                                                    Unit Value Unit Value                                    Investment
                                                    Beginning  End        Units                    Total     Income
                                                    of Period  of Period  Outstanding Net Assets   Return(2) Ratio(3)
-----------------------------------------------------------------------------------------------------------------------
Delaware VIP Large Cap Value Series                                                                             1.57%
  eAnnuity(TM) (.55% Fee Rate)                        $ 1.65     $ 1.33        13,720 $     18,272  (19.12)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)         1.65       1.33         8,106       10,795  (19.12)%
  Multi-Fund(R) (1.00% Fee Rate)                       10.06       8.10        21,588      174,776  (19.49)%
  Multi-Fund(R) (1.002% Fee Rate)                       1.62       1.31    65,576,156   85,658,615  (19.49)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.62       1.31       882,115    1,152,259  (19.49)%
  Multi-Fund(R) (1.30% Fee Rate)                       10.05       8.07           373        3,008  (19.73)%
  Multi-Fund(R) (1.302% Fee Rate)                       1.60       1.28     1,981,084    2,545,270  (19.73)%
  Multi-Fund(R) (1.75% Fee Rate)                       10.05       8.03         1,658       13,311  (20.09)%
Delaware VIP REIT Series                                                                                        1.69%
  Multi-Fund(R) (1.00% Fee Rate)                       10.33      10.69        12,247      130,950    3.48%
  Multi-Fund(R) (1.002% Fee Rate)                       1.26       1.31    81,592,533  106,528,184    3.48%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.26       1.31       483,380      631,106    3.48%
  Multi-Fund(R) (1.30% Fee Rate)                       10.33      10.65         9,860      105,054    3.16%
  Multi-Fund(R) (1.302% Fee Rate)                       1.26       1.30     1,368,810    1,773,200    3.17%
  Multi-Fund(R) (1.75% Fee Rate)                       10.32      10.60         8,338       88,416    2.71%
Delaware VIP Small Cap Value Service Class Series                                                               0.26%
  Multi-Fund(R) (1.00% Fee Rate)                       10.58       9.87        19,497      192,508   (6.67)%
  Multi-Fund(R) (1.002% Fee Rate)                       1.02       0.95    99,645,202   95,132,666   (6.67)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.02       0.95       574,476      548,460   (6.67)%
  Multi-Fund(R) (1.30% Fee Rate)                       10.58       9.84        27,577      271,361   (6.95)%
  Multi-Fund(R) (1.302% Fee Rate)                       1.02       0.95     2,038,129    1,936,559   (6.95)%
  Multi-Fund(R) (1.75% Fee Rate)                       10.57       9.79         2,781       27,232   (7.36)%
  Multi-Fund(R) (1.95% Fee Rate)                       10.57       9.77           352        3,442   (7.55)%
Delaware VIP Trend Series                                                                                         --
  eAnnuity(TM) (.55% Fee Rate)                          1.80       1.44        86,576      124,425  (20.38)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)         1.80       1.44           708        1,018  (20.38)%
  Multi-Fund(R) (1.00% Fee Rate)                       10.54       8.36        35,681      298,152  (20.75)%
  Multi-Fund(R) (1.002% Fee Rate)                       1.78       1.41   193,594,017  273,828,584  (20.74)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.78       1.41       540,193      764,074  (20.74)%
  Multi-Fund(R) (1.30% Fee Rate)                       10.54       8.33        28,371      236,282  (20.98)%
  Multi-Fund(R) (1.302% Fee Rate)                       1.76       1.39     3,493,384    4,860,521  (20.97)%
  Multi-Fund(R) (1.75% Fee Rate)                       10.54       8.29         7,681       63,667  (21.33)%
  Multi-Fund(R) (1.95% Fee Rate)                       10.53       8.27           414        3,426  (21.50)%
Fidelity VIP Contrafund Service Class Portfolio                                                                 0.68%
  Multi-Fund(R) (1.00% Fee Rate)                       10.25       9.19        13,455      123,708  (10.33)%
  Multi-Fund(R) (1.002% Fee Rate)                       0.92       0.82    79,401,835   65,345,235  (10.33)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      0.92       0.82       541,521      445,655  (10.33)%
  Multi-Fund(R) (1.30% Fee Rate)                       10.25       9.16         5,055       46,318  (10.61)%
  Multi-Fund(R) (1.302% Fee Rate)                       0.91       0.81     2,109,835    1,718,978  (10.60)%
  Multi-Fund(R) (1.75% Fee Rate)                       10.25       9.12         8,353       76,167  (11.00)%
Fidelity VIP Growth Service Class Portfolio                                                                     0.15%
  Multi-Fund(R) (1.00% Fee Rate)                        9.97       6.89           465        3,203  (30.91)%
  Multi-Fund(R) (1.002% Fee Rate)                       0.85       0.59   132,662,838   78,151,839  (30.90)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      0.85       0.59       417,363      245,869  (30.90)%
  Multi-Fund(R) (1.30% Fee Rate)                        9.97       6.87         2,257       15,502  (31.10)%
  Multi-Fund(R) (1.302% Fee Rate)                       0.85       0.58     2,306,568    1,345,294  (31.10)%
  Multi-Fund(R) (1.75% Fee Rate)                        9.96       6.83           358        2,449  (31.42)%
Janus Aspen Worldwide Growth Portfolio                                                                          0.88%
  eAnnuity(TM) (.55% Fee Rate)                          0.99       0.74       291,910      215,190  (25.91)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)         0.99       0.74        48,803       35,976  (25.91)%
  Multi-Fund(R) (1.00% Fee Rate)                       10.10       7.45         3,107       23,147  (26.26)%
  Multi-Fund(R) (1.002% Fee Rate)                       0.92       0.68   288,543,838  195,899,251  (26.25)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      0.92       0.68       652,971      443,317  (26.25)%
  Multi-Fund(R) (1.30% Fee Rate)                       10.10       7.43         4,172       30,990  (26.47)%
  Multi-Fund(R) (1.302% Fee Rate)                       0.91       0.67     3,505,988    2,356,614  (26.47)%
  Multi-Fund(R) (1.75% Fee Rate)                       10.10       7.39         1,603       11,846  (26.81)%
LN Aggressive Growth Fund                                                                                         --
  Multi-Fund(R) (1.00% Fee Rate)                       10.31       7.12         1,850       13,170  (30.93)%
  Multi-Fund(R) (1.002% Fee Rate)                       1.41       0.97   180,724,988  175,505,159  (30.92)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.41       0.97       337,343      327,600  (30.92)%
  Multi-Fund(R) (1.302% Fee Rate)                       1.39       0.96     1,471,489    1,405,475  (31.13)%

Lincoln National Variable Annuity Account C

                                                    Unit Value Unit Value                                     Investment
                                                    Beginning  End        Units                     Total     Income
                                                    of Period  of Period  Outstanding Net Assets    Return(2) Ratio(3)
------------------------------------------------------------------------------------------------------------------------
LN Bond Fund                                                                                                     5.07%
  eAnnuity(TM) (.55% Fee Rate)                         5.80       6.35         10,152        64,476    9.55%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        5.80       6.35          4,641        29,475    9.55%
  Multi-Fund(R) (1.00% Fee Rate)                       9.99      10.90         86,220       939,393    9.05%
  Multi-Fund(R) (1.002% Fee Rate)                      5.71       6.23     71,277,716   443,729,135    9.06%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     5.71       6.23        327,999     2,041,909    9.06%
  Multi-Fund(R) (1.30% Fee Rate)                       9.99      10.86         11,019       119,645    8.72%
  Multi-Fund(R) (1.302% Fee Rate)                      5.63       6.12      1,453,625     8,900,825    8.73%
  Multi-Fund(R) (1.75% Fee Rate)                       9.98      10.81         13,009       140,564    8.24%
LN Capital Appreciation Fund                                                                                       --
  eAnnuity(TM) (.55% Fee Rate)                         2.30       1.67         53,603        89,553  (27.36)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        2.30       1.67          1,063         1,775  (27.36)%
  Multi-Fund(R) (1.00% Fee Rate)                       9.96       7.20          2,297        16,537  (27.70)%
  Multi-Fund(R) (1.002% Fee Rate)                      2.27       1.64    380,625,895   623,479,769  (27.69)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     2.27       1.64      1,067,693     1,748,921  (27.69)%
  Multi-Fund(R) (1.30% Fee Rate)                       9.95       7.17            166         1,194  (27.91)%
  Multi-Fund(R) (1.302% Fee Rate)                      2.23       1.61      4,978,637     8,021,348  (27.91)%
  Multi-Fund(R) (1.75% Fee Rate)                       9.95       7.14            191         1,367  (28.24)%
LN Equity-Income Fund                                                                                            1.00%
  eAnnuity(TM) (.55% Fee Rate)                         2.57       2.16         61,127       131,994  (16.13)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        2.57       2.16          4,660        10,062  (16.13)%
  Multi-Fund(R) (1.00% Fee Rate)                      10.11       8.44         13,472       113,752  (16.52)%
  Multi-Fund(R) (1.002% Fee Rate)                      2.54       2.12    270,819,051   573,345,894  (16.51)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     2.54       2.12      1,544,733     3,270,325  (16.51)%
  Multi-Fund(R) (1.30% Fee Rate)                      10.11       8.42         15,471       130,198  (16.76)%
  Multi-Fund(R) (1.302% Fee Rate)                      2.50       2.08      4,662,573     9,708,835  (16.76)%
  Multi-Fund(R) (1.75% Fee Rate)                      10.11       8.37          5,364        44,923  (17.13)%
LN Global Asset Allocation Fund                                                                                  1.54%
  Multi-Fund(R) (1.00% Fee Rate)                      10.08       8.78             80           700  (12.88)%
  Multi-Fund(R) (1.002% Fee Rate)                      2.88       2.51     91,800,059   230,338,112  (12.86)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     2.88       2.51        452,520     1,135,431  (12.86)%
  Multi-Fund(R) (1.30% Fee Rate)                      10.08       8.75             87           764  (13.14)%
  Multi-Fund(R) (1.302% Fee Rate)                      2.84       2.47      1,035,535     2,555,591  (13.13)%
  Multi-Fund(R) (1.75% Fee Rate)                      10.07       8.71          2,157        18,788  (13.53)%
LN Growth and Income Fund                                                                                        1.00%
  eAnnuity(TM) (.55% Fee Rate)                        10.68       8.28          7,041        58,271  (22.48)%
  Multi-Fund(R) (1.00% Fee Rate)                      10.11       7.80         13,369       104,308  (22.84)%
  Multi-Fund(R) (1.002% Fee Rate)                     10.52       8.12    220,520,388 1,790,288,951  (22.83)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)    10.52       8.12      3,462,499    28,110,203  (22.83)%
  Multi-Fund(R) (1.30% Fee Rate)                      10.11       7.78          2,425        18,859  (23.06)%
  Multi-Fund(R) (1.302% Fee Rate)                     10.38       7.98      1,426,006    11,386,354  (23.06)%
  Multi-Fund(R) (1.75% Fee Rate)                      10.10       7.74          4,682        36,231  (23.40)%
LN International Fund                                                                                            1.33%
  eAnnuity(TM) (.55% Fee Rate)                         1.85       1.64          5,091         8,336  (11.27)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        1.85       1.64          8,238        13,489  (11.27)%
  Multi-Fund(R) (1.00% Fee Rate)                      10.00       8.83          8,039        70,993  (11.67)%
  Multi-Fund(R) (1.002% Fee Rate)                      1.82       1.61    151,948,245   243,945,410  (11.66)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     1.82       1.61        282,635       453,756  (11.66)%
  Multi-Fund(R) (1.30% Fee Rate)                       9.99       8.80            142         1,254  (11.94)%
  Multi-Fund(R) (1.302% Fee Rate)                      1.79       1.58      1,478,622     2,334,895  (11.93)%
  Multi-Fund(R) (1.75% Fee Rate)                       9.99       8.76            458         4,012  (12.32)%
LN Managed Fund                                                                                                  3.01%
  eAnnuity(TM) (.55% Fee Rate)                         5.42       4.79          7,812        37,421  (11.54)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        5.42       4.79          2,716        13,012  (11.54)%
  Multi-Fund(R) (1.00% Fee Rate)                      10.07       8.86         11,741       104,072  (11.95)%
  Multi-Fund(R) (1.002% Fee Rate)                      5.33       4.70    107,492,865   504,905,682  (11.94)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     5.33       4.70        491,477     2,308,521  (11.94)%
  Multi-Fund(R) (1.30% Fee Rate)                      10.06       8.83          7,621        67,308  (12.22)%
  Multi-Fund(R) (1.302% Fee Rate)                      5.26       4.62      1,032,104     4,768,172  (12.20)%

Lincoln National Variable Annuity Account C

                                                    Unit Value Unit Value                                   Investment
                                                    Beginning  End        Units                   Total     Income
                                                    of Period  of Period  Outstanding Net Assets  Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------
LN Money Market Fund                                                                                           1.40%
  eAnnuity(TM) (.55% Fee Rate)                         2.87       2.89      5,013,543  14,489,627    0.85%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        2.87       2.89         16,808      48,577    0.85%
  Multi-Fund(R) (1.00% Fee Rate)                      10.01      10.05         51,478     517,333    0.39%
  Multi-Fund(R) (1.002% Fee Rate)                      2.82       2.83     52,868,368 149,818,159    0.40%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     2.82       2.83        121,777     345,091    0.40%
  Multi-Fund(R) (1.30% Fee Rate)                      10.01      10.01         13,965     139,822    0.06%
  Multi-Fund(R) (1.302% Fee Rate)                      2.78       2.79      1,102,334   3,072,306    0.10%
  Multi-Fund(R) (1.75% Fee Rate)                      10.00       9.97          4,656      46,404   (0.36)%
LN Social Awareness Fund                                                                                       0.89%
  eAnnuity(TM) (.55% Fee Rate)                         5.54       4.29          7,848      33,686  (22.55)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        5.54       4.29            125         535  (22.55)%
  Multi-Fund(R) (1.00% Fee Rate)                      10.14       7.82          3,041      23,773  (22.91)%
  Multi-Fund(R) (1.002% Fee Rate)                      5.46       4.21    186,475,638 784,741,203  (22.90)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     5.46       4.21        576,159   2,424,638  (22.90)%
  Multi-Fund(R) (1.30% Fee Rate)                      10.14       7.79         11,598      90,377  (23.13)%
  Multi-Fund(R) (1.302% Fee Rate)                      5.38       4.14      2,612,226  10,812,124  (23.13)%
  Multi-Fund(R) (1.75% Fee Rate)                      10.13       7.75            943       7,308  (23.48)%
LN Special Opportunities Fund                                                                                  1.39%
  eAnnuity(TM) (.55% Fee Rate)                         9.73       8.54            378       3,224  (12.20)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        9.73       8.54          5,169      44,135  (12.20)%
  Multi-Fund(R) (1.00% Fee Rate)                      10.49       9.17         42,800     392,529  (12.60)%
  Multi-Fund(R) (1.002% Fee Rate)                      9.58       8.37     47,786,926 400,105,309  (12.60)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     9.58       8.37        112,034     938,029  (12.60)%
  Multi-Fund(R) (1.30% Fee Rate)                      10.49       9.14          1,036       9,467  (12.87)%
  Multi-Fund(R) (1.302% Fee Rate)                      9.45       8.24        432,994   3,565,755  (12.86)%
  Multi-Fund(R) (1.75% Fee Rate)                      10.48       9.09          2,232      20,295  (13.26)%
MFS Capital Opportunities Series                                                                               0.01%
  Multi-Fund(R) (1.00% Fee Rate)                      10.11       7.03          4,314      30,341  (30.42)%
MFS Total Return Series                                                                                        0.64%
  Multi-Fund(R) (1.00% Fee Rate)                      10.11       9.50         14,594     138,609   (6.11)%
  Multi-Fund(R) (1.30% Fee Rate)                      10.11       9.46          1,330      12,580   (6.42)%
  Multi-Fund(R) (1.75% Fee Rate)                      10.10       9.42          4,259      40,106   (6.81)%
MFS Utilities Series                                                                                           2.51%
  Multi-Fund(R) (1.00% Fee Rate)                       9.84       7.52             58         438  (23.53)%
  Multi-Fund(R) (1.002% Fee Rate)                      0.79       0.60      8,173,701   4,915,977  (23.53)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     0.79       0.60         36,131      21,730  (23.53)%
  Multi-Fund(R) (1.302% Fee Rate)                      0.79       0.60        234,665     140,463  (23.76)%
  Multi-Fund(R) (1.75% Fee Rate)                       9.83       7.46             64         479  (24.10)%
  Multi-Fund(R) (1.95% Fee Rate)                       9.83       7.45            472       3,512  (24.25)%
NB AMT Mid-Cap Growth Portfolio                                                                                  --
  eAnnuity(TM) (.55% Fee Rate)                         1.05       0.73         61,412      45,129  (29.73)%
  Multi-Fund(R) (1.00% Fee Rate)                      10.18       7.12          2,968      21,137  (30.05)%
  Multi-Fund(R) (1.002% Fee Rate)                      1.00       0.70    118,903,506  83,232,411  (30.04)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     1.00       0.70        251,080     175,756  (30.04)%
  Multi-Fund(R) (1.302% Fee Rate)                      0.99       0.69      1,367,160     947,494  (30.25)%
  Multi-Fund(R) (1.75% Fee Rate)                      10.17       7.06          1,391       9,824  (30.58)%
  Multi-Fund(R) (1.95% Fee Rate)                      10.17       7.05            482       3,395  (30.70)%
NB AMT Partners Portfolio                                                                                      0.57%
  eAnnuity(TM) (.55% Fee Rate)                         1.01       0.77         10,678       8,173  (24.56)%
  Multi-Fund(R) (1.002% Fee Rate)                      0.97       0.73     17,092,150  12,452,919  (24.90)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     0.97       0.73         47,327      34,481  (24.90)%
  Multi-Fund(R) (1.302% Fee Rate)                      0.96       0.72        441,410     318,386  (25.13)%
NB AMT Regency Portfolio                                                                                       0.05%
  Multi-Fund(R) (1.00% Fee Rate)                      10.52       9.31          3,254      30,315  (11.46)%
  Multi-Fund(R) (1.30% Fee Rate)                      10.51       9.28          1,181      10,958  (11.73)%
  Multi-Fund(R) (1.75% Fee Rate)                      10.51       9.24            404       3,735  (12.09)%
Putnam Health Sciences Class IB Fund                                                                             --
  Multi-Fund(R) (1.00% Fee Rate)                       9.97       7.86          4,556      35,821  (21.15)%
  Multi-Fund(R) (1.002% Fee Rate)                      0.95       0.75      9,009,332   6,718,472  (21.14)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     0.95       0.75         34,453      25,692  (21.14)%
  Multi-Fund(R) (1.30% Fee Rate)                       9.97       7.84            567       4,445  (21.35)%
  Multi-Fund(R) (1.302% Fee Rate)                      0.94       0.74        189,830     140,885  (21.37)%

Lincoln National Variable Annuity Account C

                                                    Unit Value Unit Value                                  Investment
                                                    Beginning  End        Units                  Total     Income
                                                    of Period  of Period  Outstanding Net Assets Return(2) Ratio(3)
---------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                                             1.07%
  eAnnuity(TM) (.55% Fee Rate)                         0.91       0.70         87,396     61,313  (22.74)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        0.91       0.70         82,873     58,140  (22.74)%
  Multi-Fund(R) (1.00% Fee Rate)                       9.97       7.67         34,188    262,216  (23.10)%
  Multi-Fund(R) (1.002% Fee Rate)                      0.85       0.65    134,274,275 87,878,671  (23.09)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     0.85       0.65      2,218,757  1,452,113  (23.09)%
  Multi-Fund(R) (1.30% Fee Rate)                       9.97       7.65          9,248     70,709  (23.32)%
  Multi-Fund(R) (1.302% Fee Rate)                      0.85       0.65      2,272,440  1,472,502  (23.32)%
  Multi-Fund(R) (1.75% Fee Rate)                       9.97       7.61          8,064     61,336  (23.67)%
Scudder VIT Small Cap Index Fund                                                                              0.71%
  eAnnuity(TM) (.55% Fee Rate)                         1.15       0.91        168,908    152,987  (21.02)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        1.15       0.91        104,916     95,026  (21.02)%
  Multi-Fund(R) (1.00% Fee Rate)                      10.69       8.40          2,891     24,287  (21.38)%
  Multi-Fund(R) (1.002% Fee Rate)                      1.12       0.88     21,805,861 19,191,470  (21.38)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     1.12       0.88        103,953     91,489  (21.38)%
  Multi-Fund(R) (1.30% Fee Rate)                      10.68       8.37            850      7,118  (21.62)%
  Multi-Fund(R) (1.302% Fee Rate)                      1.11       0.87        760,249    662,403  (21.61)%
  Multi-Fund(R) (1.75% Fee Rate)                      10.68       8.33          4,038     33,648  (21.96)%
WFVT Small Cap Growth Fund                                                                                      --
  Multi-Fund(R) (1.00% Fee Rate)(1)                    7.27       6.98          1,922     13,419   (4.03)%

(1)Reflects less than a full year of activity. Funds were first received in this option on 12/5/2002.
(2)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln National Variable Annuity Account C

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                    Unit Value Unit Value                                    Investment
                                                    Beginning  End of     Units                    Total     Income
                                                    of Period  Period     Outstanding Net Assets   Return(3) Ratio(4)
-----------------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                                                                                        0.48%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   $10.00     $10.06           100 $      1,006    0.59%
  Multi-Fund(R) (1.002% Fee Rate)                       1.00       0.81   313,662,711  252,963,874  (18.97)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.00       0.81     1,970,247    1,588,972  (18.97)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                    10.00      10.06           103        1,036    0.56%
  Multi-Fund(R) (1.30% Fee Rate)(2)                    10.00      10.05           100        1,005    0.55%
  Multi-Fund(R) (1.302% Fee Rate)                       0.99       0.80     8,301,236    6,662,548  (19.21)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                    10.00      10.05           103        1,035    0.50%
  Multi-Fund(R) (1.95% Fee Rate)(2)                    10.00      10.05           103        1,035    0.48%
AFIS Growth-Income Class 2 Fund                                                                                   --
  Multi-Fund(R) (1.00% Fee Rate)(2)                    10.00      10.11           100        1,019    1.13%
  Multi-Fund(R) (1.25% Fee Rate)(2)                    10.00      10.11           103        1,041    1.10%
  Multi-Fund(R) (1.30% Fee Rate)(2)                    10.00      10.11           100        1,011    1.09%
  Multi-Fund(R) (1.75% Fee Rate)(2)                    10.00      10.10           103        1,041    1.05%
  Multi-Fund(R) (1.95% Fee Rate)(2)                    10.00      10.10           103        1,041    1.02%
AFIS International Class 2 Fund                                                                                 0.90%
  Multi-Fund(R) (1.00% Fee Rate)(2)                    10.00      10.02           100        1,002    0.22%
  Multi-Fund(R) (1.002% Fee Rate)                       0.86       0.68    42,307,188   28,897,444  (20.69)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      0.86       0.68       370,282      252,917  (20.69)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                    10.00      10.02           103        1,032    0.19%
  Multi-Fund(R) (1.30% Fee Rate)(2)                    10.00      10.02           100        1,002    0.18%
  Multi-Fund(R) (1.302% Fee Rate)                       0.86       0.68       925,247      628,923  (20.93)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                    10.00      10.01           103        1,031    0.13%
  Multi-Fund(R) (1.95% Fee Rate)(2)                    10.00      10.01           103        1,031    0.12%
AIM International Growth Fund                                                                                   0.36%
  Multi-Fund(R) (1.00% Fee Rate)(2)                    10.00      10.16           100        1,016    1.64%
  Multi-Fund(R) (1.25% Fee Rate)(2)                    10.00      10.16           103        1,047    1.60%
  Multi-Fund(R) (1.30% Fee Rate)(2)                    10.00      10.16           100        1,016    1.60%
  Multi-Fund(R) (1.75% Fee Rate)(2)                    10.00      10.16           103        1,053    1.55%
  Multi-Fund(R) (1.95% Fee Rate)(2)                    10.00      10.15           103        1,046    1.53%
AIM Premier Equity Fund                                                                                         0.14%
  Multi-Fund(R) (1.00% Fee Rate)(2)                    10.00      10.00           100        1,000   (0.04)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                    10.00       9.99           103        1,029   (0.06)%
  Multi-Fund(R) (1.30% Fee Rate)(2)                    10.00       9.99           100          999   (0.08)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                    10.00       9.99           103        1,036   (0.12)%
  Multi-Fund(R) (1.95% Fee Rate)(2)                    10.00       9.99           103        1,029   (0.14)%
American Century VP International Portfolio                                                                     0.07%
  eAnnuity(TM) (.55% Fee Rate)                          1.28       0.90        98,203       88,749  (29.56)%
AVPSF Growth Class B Fund                                                                                       0.22%
  Multi-Fund(R) (1.002% Fee Rate)                       0.90       0.68     9,650,843    6,590,764  (24.41)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      0.90       0.68        89,795       61,323  (24.41)%
  Multi-Fund(R) (1.302% Fee Rate)                       0.90       0.68        59,252       40,270  (24.64)%
AVPSF Small Cap Value Class A Fund                                                                                --
  Multi-Fund(R) (1.00% Fee Rate)(2)                    10.00      10.56           100        1,056    5.55%
  Multi-Fund(R) (1.25% Fee Rate)(2)                    10.00      10.55           103        1,087    5.52%
  Multi-Fund(R) (1.30% Fee Rate)(2)                    10.00      10.55           100        1,055    5.51%
  Multi-Fund(R) (1.75% Fee Rate)(2)                    10.00      10.55           103        1,086    5.47%
  Multi-Fund(R) (1.95% Fee Rate)(2)                    10.00      10.54           103        1,094    5.43%
AVPSF Technology Class B Fund                                                                                     --
  Multi-Fund(R) (1.00% Fee Rate)(2)                    10.00       9.96           100          996   (0.35)%
  Multi-Fund(R) (1.002% Fee Rate)                       0.77       0.57    81,913,600   46,494,918  (26.20)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      0.77       0.57       248,531      141,069  (26.20)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                    10.00       9.96           103        1,026   (0.38)%
  Multi-Fund(R) (1.30% Fee Rate)(2)                    10.00       9.96           100          996   (0.39)%
  Multi-Fund(R) (1.302% Fee Rate)                       0.77       0.56     1,146,481      647,606  (26.42)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                    10.00       9.96           103        1,026   (0.43)%
  Multi-Fund(R) (1.95% Fee Rate)(2)                    10.00       9.95           103        1,025   (0.46)%

Lincoln National Variable Annuity Account C

                                                       Unit Value Unit Value                                   Investment
                                                       Beginning  End of     Units                   Total     Income
                                                       of Period  Period     Outstanding Net Assets  Return(3) Ratio(4)
-------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund                                                                                            --
  eAnnuity(TM) (.55% Fee Rate)                            1.29       1.44         62,393      89,642   11.72%
  Multi-Fund(R) (1.002% Fee Rate)                         1.16       1.29     50,998,885  65,951,863   11.22%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.16       1.29         49,520      64,040   11.22%
  Multi-Fund(R) (1.302% Fee Rate)                         1.16       1.28      1,337,523   1,717,548   10.89%
Delaware VIP Global Bond Series                                                                                   2.10%
  eAnnuity(TM) (.55% Fee Rate)                            1.14       1.13          3,773       4,259   (1.03)%
  Multi-Fund(R) (1.002% Fee Rate)                         1.13       1.11     10,391,629  11,551,949   (1.48)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.13       1.11         91,609     101,838   (1.48)%
  Multi-Fund(R) (1.302% Fee Rate)                         1.12       1.10        283,795     311,231   (1.77)%
Delaware VIP Large Cap Value Series                                                                               0.17%
  eAnnuity(TM) (.55% Fee Rate)                            1.72       1.65          9,953      16,389   (4.42)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)           1.72       1.65          8,381      13,800   (4.42)%
  Multi-Fund(R) (1.00% Fee Rate)(2)                      10.00      10.06            100       1,006    0.56%
  Multi-Fund(R) (1.002% Fee Rate)                         1.71       1.62     65,103,320 105,625,740   (4.85)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.71       1.62        626,677   1,016,740   (4.85)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                      10.00      10.05            103       1,036    0.54%
  Multi-Fund(R) (1.30% Fee Rate)(2)                      10.00      10.05            100       1,005    0.52%
  Multi-Fund(R) (1.302% Fee Rate)                         1.69       1.60      2,611,137   4,179,333   (5.13)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                      10.00      10.05            103       1,035    0.48%
  Multi-Fund(R) (1.95% Fee Rate)(2)                      10.00      10.05            103       1,035    0.46%
Delaware VIP REIT Series                                                                                          1.48%
  Multi-Fund(R) (1.00% Fee Rate)(2)                      10.00      10.33            100       1,033    3.33%
  Multi-Fund(R) (1.002% Fee Rate)                         1.17       1.26     36,697,251  46,301,003    7.70%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.17       1.26        208,861     263,521    7.70%
  Multi-Fund(R) (1.25% Fee Rate)(2)                      10.00      10.33            103       1,064    3.29%
  Multi-Fund(R) (1.30% Fee Rate)(2)                      10.00      10.33            100       1,033    3.29%
  Multi-Fund(R) (1.302% Fee Rate)                         1.17       1.26        541,845     680,355    7.38%
  Multi-Fund(R) (1.75% Fee Rate)(2)                      10.00      10.32            103       1,063    3.24%
  Multi-Fund(R) (1.95% Fee Rate)(2)                      10.00      10.32            103       1,063    3.21%
Delaware VIP Small Cap Value Service Class Series                                                                   --
  Multi-Fund(R) (1.00% Fee Rate)(2)                      10.00      10.58            100       1,058    5.79%
  Multi-Fund(R) (1.002% Fee Rate)(1)                      1.00       1.02     35,508,354  36,321,678    2.29%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(1)     1.00       1.02        189,937     194,287    2.29%
  Multi-Fund(R) (1.25% Fee Rate)(2)                      10.00      10.58            103       1,089    5.75%
  Multi-Fund(R) (1.30% Fee Rate)(2)                      10.00      10.58            100       1,058    5.75%
  Multi-Fund(R) (1.302% Fee Rate)(1)                      1.00       1.02      1,115,379   1,138,905    2.11%
  Multi-Fund(R) (1.75% Fee Rate)(2)                      10.00      10.57            103       1,089    5.70%
  Multi-Fund(R) (1.95% Fee Rate)(2)                      10.00      10.57            103       1,088    5.67%
Delaware VIP Trend Series                                                                                           --
  eAnnuity(TM) (.55% Fee Rate)                            2.14       1.80         89,313     161,209  (15.80)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)           2.14       1.80            820       1,479  (15.80)%
  Multi-Fund(R) (1.00% Fee Rate)(2)                      10.00      10.54            100       1,054    5.44%
  Multi-Fund(R) (1.002% Fee Rate)                         2.13       1.78    214,133,351 382,117,078  (16.18)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        2.13       1.78        357,827     638,536  (16.18)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                      10.00      10.54            103       1,086    5.41%
  Multi-Fund(R) (1.30% Fee Rate)(2)                      10.00      10.54            100       1,054    5.40%
  Multi-Fund(R) (1.302% Fee Rate)                         2.11       1.76      4,412,305   7,768,417  (16.43)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                      10.00      10.54            103       1,085    5.35%
  Multi-Fund(R) (1.95% Fee Rate)(2)                      10.00      10.53            103       1,085    5.33%
Fidelity VIP Contrafund Service Class Portfolio                                                                   0.69%
  Multi-Fund(R) (1.00% Fee Rate)(2)                      10.00      10.25            100       1,025    2.54%
  Multi-Fund(R) (1.002% Fee Rate)                         1.06       0.92     67,248,666  61,717,824  (13.24)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.06       0.92        233,093     213,922  (13.24)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                      10.00      10.25            103       1,056    2.50%
  Multi-Fund(R) (1.30% Fee Rate)(2)                      10.00      10.25            100       1,025    2.50%
  Multi-Fund(R) (1.302% Fee Rate)                         1.05       0.91      1,861,364   1,696,292  (13.50)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                      10.00      10.25            103       1,055    2.45%
  Multi-Fund(R) (1.95% Fee Rate)(2)                      10.00      10.24            103       1,055    2.42%

Lincoln National Variable Annuity Account C

                                                    Unit Value Unit Value                                     Investment
                                                    Beginning  End of     Units                     Total     Income
                                                    of Period  Period     Outstanding Net Assets    Return(3) Ratio(4)
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Service Class Portfolio                                                                        --
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00       9.97            100           997   (0.27)%
  Multi-Fund(R) (1.002% Fee Rate)                      1.05       0.85    147,021,818   125,333,494  (18.55)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     1.05       0.85        558,074       475,748  (18.55)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00       9.97            103         1,027   (0.30)%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00       9.97            100           997   (0.31)%
  Multi-Fund(R) (1.302% Fee Rate)                      1.04       0.85      3,348,130     2,834,353  (18.79)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00       9.96            103         1,026   (0.35)%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00       9.96            103         1,026   (0.37)%
Janus Aspen Worldwide Growth Portfolio                                                                           0.48%
  eAnnuity(TM) (.55% Fee Rate)                         1.29       0.99        284,818       283,391  (22.86)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        1.29       0.99         57,389        57,101  (22.86)%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00      10.10            100         1,010    1.04%
  Multi-Fund(R) (1.002% Fee Rate)                      1.20       0.92    331,309,982   304,976,178  (23.21)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     1.20       0.92        916,318       843,486  (23.21)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00      10.10            103         1,041    1.03%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00      10.10            100         1,010    1.01%
  Multi-Fund(R) (1.302% Fee Rate)                      1.19       0.91      4,478,932     4,094,191  (23.44)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00      10.10            103         1,040    0.96%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00      10.09            103         1,040    0.95%
 LN Aggressive Growth Fund                                                                                         --
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00      10.31            100         1,031    3.07%
  Multi-Fund(R) (1.002% Fee Rate)                      2.13       1.41    208,342,214   292,876,357  (33.98)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     2.13       1.41        399,252       561,247  (33.96)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00      10.30            103         1,061    3.04%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00      10.30            100         1,030    3.03%
  Multi-Fund(R) (1.302% Fee Rate)                      2.11       1.39      1,978,470     2,743,699  (34.15)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00      10.30            103         1,061    2.98%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00      10.30            103         1,060    2.96%
LN Bond Fund                                                                                                     5.41%
  eAnnuity(TM) (.55% Fee Rate)                         5.35       5.80          5,344        30,979    8.42%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        5.35       5.80          1,673         9,701    8.42%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00       9.99            100           999   (0.08)%
  Multi-Fund(R) (1.002% Fee Rate)                      5.28       5.71     68,955,262   393,614,910    8.06%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     5.28       5.71        181,621     1,036,741    8.06%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00       9.99            103         1,029   (0.11)%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00       9.99            100           999   (0.13)%
  Multi-Fund(R) (1.302% Fee Rate)                      5.23       5.63      1,339,739     7,544,676    7.74%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00       9.98            103         1,028   (0.18)%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00       9.98            103         1,028   (0.19)%
LN Capital Appreciation Fund                                                                                       --
  eAnnuity(TM) (.55% Fee Rate)                         3.12       2.30         76,780       176,599  (26.29)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        3.12       2.30          1,725         3,967  (26.29)%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00       9.96            100           996   (0.43)%
  Multi-Fund(R) (1.002% Fee Rate)                      3.09       2.27    458,388,826 1,038,407,196  (26.62)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     3.09       2.27      1,492,745     3,381,578  (26.62)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00       9.95            103         1,025   (0.46)%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00       9.95            100           995   (0.48)%
  Multi-Fund(R) (1.302% Fee Rate)                      3.05       2.23      7,044,322    15,743,141  (26.84)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00       9.95            103         1,025   (0.52)%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00       9.95            103         1,024   (0.54)%
LN Equity-Income Fund                                                                                            1.12%
  eAnnuity(TM) (.55% Fee Rate)                         2.79       2.57         56,447       145,329   (7.85)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        2.79       2.57          5,816        14,974   (7.85)%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00      10.11            100         1,011    1.14%
  Multi-Fund(R) (1.002% Fee Rate)                      2.76       2.54    293,856,934   745,128,131   (8.27)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     2.76       2.54      1,207,367     3,061,499   (8.27)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00      10.11            103         1,041    1.11%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00      10.11            100         1,011    1.10%
  Multi-Fund(R) (1.302% Fee Rate)                      2.74       2.50      5,213,123    13,040,719   (8.54)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00      10.11            103         1,041    1.06%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00      10.10            103         1,041    1.04%

Lincoln National Variable Annuity Account C

                                                    Unit Value Unit Value                                     Investment
                                                    Beginning  End of     Units                     Total     Income
                                                    of Period  Period     Outstanding Net Assets    Return(3) Ratio(4)
------------------------------------------------------------------------------------------------------------------------
LN Global Asset Allocation Fund                                                                                  0.38%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00      10.08            100         1,008    0.81%
  Multi-Fund(R) (1.002% Fee Rate)                      3.15       2.88    106,920,435   307,886,094   (8.70)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     3.15       2.88        546,957     1,575,007   (8.70)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00      10.08            103         1,038    0.78%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00      10.08            100         1,008    0.77%
  Multi-Fund(R) (1.302% Fee Rate)                      3.12       2.84      1,237,852     3,516,463   (8.97)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00      10.07            103         1,037    0.72%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00      10.07            103         1,037    0.70%
LN Growth and Income Fund                                                                                        0.93%
  eAnnuity(TM) (.55% Fee Rate)                        12.09      10.68          4,686        50,026  (11.72)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)       12.09      10.68            146         1,556  (11.72)%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00      10.11            100         1,011    1.12%
  Multi-Fund(R) (1.002% Fee Rate)                     11.97      10.52    260,455,062 2,739,919,787  (12.12)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)    11.97      10.52      3,578,156    37,641,276  (12.12)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00      10.11            103         1,041    1.09%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00      10.11            100         1,011    1.08%
  Multi-Fund(R) (1.302% Fee Rate)                     11.84      10.38      1,936,345    20,094,712  (12.38)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00      10.10            103         1,041    1.03%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00      10.10            103         1,040    1.01%
LN International Fund                                                                                            2.07%
  eAnnuity(TM) (.55% Fee Rate)                         2.06       1.85          9,967        18,393  (10.46)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        2.06       1.85          9,366        17,284  (10.46)%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00      10.00            100         1,000   (0.02)%
  Multi-Fund(R) (1.002% Fee Rate)                      2.04       1.82    169,787,134   308,569,919  (10.86)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     2.04       1.82        283,438       515,117  (10.86)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00      10.00            103         1,030   (0.05)%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00       9.99            100           999   (0.06)%
  Multi-Fund(R) (1.302% Fee Rate)                      2.02       1.79      1,793,385     3,215,433  (11.13)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00       9.99            103         1,029   (0.10)%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00       9.99            103         1,029   (0.12)%
LN Managed Fund                                                                                                  3.15%
  eAnnuity(TM) (.55% Fee Rate)                         5.53       5.42          4,030        21,823   (2.15)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        5.53       5.42          2,887        15,635   (2.15)%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00      10.07            100         1,007    0.66%
  Multi-Fund(R) (1.002% Fee Rate)                      5.48       5.33    124,771,684   665,532,240   (2.59)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     5.48       5.33        500,282     2,668,503   (2.59)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00      10.06            103         1,036    0.63%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00      10.06            100         1,006    0.62%
  Multi-Fund(R) (1.302% Fee Rate)                      5.42       5.26      1,348,329     7,094,978   (2.89)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00      10.06            103         1,036    0.57%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00      10.06            103         1,036    0.56%
LN Money Market Fund                                                                                             3.87%
  eAnnuity(TM) (.55% Fee Rate)                         2.77       2.87        611,639     1,752,741    3.45%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        2.77       2.87          3,594        10,300    3.45%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00      10.01            100         1,001    0.11%
  Multi-Fund(R) (1.002% Fee Rate)                      2.74       2.82     59,147,873   166,949,840    2.98%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     2.74       2.82        185,121       522,519    2.98%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00      10.01            103         1,031    0.07%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00      10.01            100         1,001    0.07%
  Multi-Fund(R) (1.302% Fee Rate)                      2.71       2.78      1,490,077     4,148,977    2.67%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00      10.00            103         1,030    0.02%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00      10.00            103         1,030   (0.01)%
LN Social Awareness Fund                                                                                         0.64%
  eAnnuity(TM) (.55% Fee Rate)                         6.16       5.54          8,219        45,552  (10.02)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        6.16       5.54            140           776  (10.02)%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00      10.14            100         1,014    1.41%
  Multi-Fund(R) (1.002% Fee Rate)                      6.09       5.46    215,412,082 1,175,711,103  (10.43)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     6.09       5.46        657,200     3,586,972  (10.43)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00      10.14            103         1,044    1.37%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00      10.14            100         1,014    1.37%
  Multi-Fund(R) (1.302% Fee Rate)                      6.03       5.38      3,327,644    17,917,128  (10.70)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00      10.13            103         1,044    1.32%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00      10.13            103         1,043    1.30%

Lincoln National Variable Annuity Account C

                                                       Unit Value Unit Value                                   Investment
                                                       Beginning  End of     Units                   Total     Income
                                                       of Period  Period     Outstanding Net Assets  Return(3) Ratio(4)
-------------------------------------------------------------------------------------------------------------------------
LN Special Opportunities Fund                                                                                     1.43%
  eAnnuity(TM) (.55% Fee Rate)                            9.58       9.73          3,197      31,095    1.57%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)           9.58       9.73          3,224      31,353    1.57%
  Multi-Fund(R) (1.00% Fee Rate)(2)                      10.00      10.49            100       1,049    4.93%
  Multi-Fund(R) (1.002% Fee Rate)                         9.47       9.58     51,523,267 493,577,611    1.11%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        9.47       9.58        104,060     996,868    1.11%
  Multi-Fund(R) (1.25% Fee Rate)(2)                      10.00      10.49            103       1,080    4.89%
  Multi-Fund(R) (1.30% Fee Rate)(2)                      10.00      10.49            100       1,049    4.89%
  Multi-Fund(R) (1.302% Fee Rate)                         9.37       9.45        513,212   4,850,168    0.81%
  Multi-Fund(R) (1.75% Fee Rate)(2)                      10.00      10.48            103       1,080    4.84%
  Multi-Fund(R) (1.95% Fee Rate)(2)                      10.00      10.48            103       1,080    4.81%
MFS Capital Opportunities Series                                                                                    --
  Multi-Fund(R) (1.00% Fee Rate)(2)                      10.00      10.11            100       1,011    1.08%
  Multi-Fund(R) (1.25% Fee Rate)(2)                      10.00      10.11            103       1,049    1.05%
  Multi-Fund(R) (1.30% Fee Rate)(2)                      10.00      10.10            100       1,010    1.04%
  Multi-Fund(R) (1.75% Fee Rate)(2)                      10.00      10.10            103       1,040    0.99%
  Multi-Fund(R) (1.95% Fee Rate)(2)                      10.00      10.10            103       1,040    0.97%
MFS Total Return Series                                                                                             --
  Multi-Fund(R) (1.00% Fee Rate)(2)                      10.00      10.11            100       1,011    1.13%
  Multi-Fund(R) (1.25% Fee Rate)(2)                      10.00      10.11            103       1,049    1.10%
  Multi-Fund(R) (1.30% Fee Rate)(2)                      10.00      10.11            100       1,011    1.09%
  Multi-Fund(R) (1.75% Fee Rate)(2)                      10.00      10.10            103       1,041    1.05%
  Multi-Fund(R) (1.95% Fee Rate)(2)                      10.00      10.10            103       1,041    1.02%
MFS Utilities Series                                                                                                --
  Multi-Fund(R) (1.00% Fee Rate)(2)                      10.00       9.84            100         984   (1.60)%
  Multi-Fund(R) (1.002% Fee Rate)(1)                      1.00       0.79      5,284,718   4,156,337  (21.35)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(1)     1.00       0.79         39,182      30,816  (21.35)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                      10.00       9.84            103       1,013   (1.62)%
  Multi-Fund(R) (1.30% Fee Rate)(2)                      10.00       9.84            100         984   (1.63)%
  Multi-Fund(R) (1.302% Fee Rate)(1)                      1.00       0.79        184,411     144,778  (21.49)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                      10.00       9.83            103       1,013   (1.68)%
  Multi-Fund(R) (1.95% Fee Rate)(2)                      10.00       9.83            103       1,013   (1.70)%
NB AMT Mid-Cap Growth Portfolio                                                                                     --
  eAnnuity(TM) (.55% Fee Rate)                            1.40       1.05         50,190      52,484  (25.06)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)           1.40       1.05          4,186       4,377  (25.06)%
  Multi-Fund(R) (1.00% Fee Rate)(2)                      10.00      10.18            100       1,018    1.81%
  Multi-Fund(R) (1.002% Fee Rate)                         1.34       1.00    134,748,309 134,834,667  (25.40)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.34       1.00        278,920     279,099  (25.40)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                      10.00      10.18            103       1,048    1.78%
  Multi-Fund(R) (1.30% Fee Rate)(2)                      10.00      10.18            100       1,018    1.77%
  Multi-Fund(R) (1.302% Fee Rate)                         1.34       0.99      1,759,446   1,748,313  (25.62)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                      10.00      10.17            103       1,048    1.72%
  Multi-Fund(R) (1.95% Fee Rate)(2)                      10.00      10.17            103       1,047    1.70%
NB AMT Partners Portfolio                                                                                         0.29%
  eAnnuity(TM) (.55% Fee Rate)                            1.05       1.01          8,407       8,530   (3.36)%
  Multi-Fund(R) (1.002% Fee Rate)                         1.01       0.97     19,392,742  18,813,598   (3.80)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.01       0.97         52,638      51,066   (3.80)%
  Multi-Fund(R) (1.302% Fee Rate)                         1.00       0.96        413,070     397,923   (4.08)%
NB AMT Regency Portfolio                                                                                            --
  Multi-Fund(R) (1.00% Fee Rate)(2)                      10.00      10.52            100       1,052    5.16%
  Multi-Fund(R) (1.25% Fee Rate)(2)                      10.00      10.51            103       1,091    5.13%
  Multi-Fund(R) (1.30% Fee Rate)(2)                      10.00      10.51            100       1,051    5.12%
  Multi-Fund(R) (1.75% Fee Rate)(2)                      10.00      10.51            103       1,082    5.07%
  Multi-Fund(R) (1.95% Fee Rate)(2)                      10.00      10.50            103       1,082    5.04%
Putnam Health Sciences Class IB Fund                                                                                --
  Multi-Fund(R) (1.00% Fee Rate)(2)                      10.00       9.97            100         997   (0.29)%
  Multi-Fund(R) (1.002% Fee Rate)(1)                      1.00       0.95      4,828,879   4,566,179   (5.44)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(1)     1.00       0.95         64,549      61,037   (5.44)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                      10.00       9.97            103       1,027   (0.32)%
  Multi-Fund(R) (1.30% Fee Rate)(2)                      10.00       9.97            100         997   (0.33)%
  Multi-Fund(R) (1.302% Fee Rate)(1)                      1.00       0.94         62,214      58,725   (5.61)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                      10.00       9.96            103       1,026   (0.37)%
  Multi-Fund(R) (1.95% Fee Rate)(2)                      10.00       9.96            103       1,026   (0.40)%

Lincoln National Variable Annuity Account C

                                                    Unit Value Unit Value                                   Investment
                                                    Beginning  End of     Units                   Total     Income
                                                    of Period  Period     Outstanding Net Assets  Return(3) Ratio(4)
----------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                                                                              0.92%
  eAnnuity(TM) (.55% Fee Rate)                         1.04       0.91         27,526      24,995  (12.66)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        1.04       0.91         93,772      85,150  (12.66)%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00       9.97            100         997   (0.26)%
  Multi-Fund(R) (1.002% Fee Rate)                      0.98       0.85    123,651,748 105,223,302  (13.06)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     0.98       0.85      1,030,817     877,189  (13.06)%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00       9.97            103       1,027   (0.29)%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00       9.97            100         997   (0.30)%
  Multi-Fund(R) (1.302% Fee Rate)                      0.97       0.85      2,805,977   2,371,230  (13.32)%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00       9.97            103       1,026   (0.35)%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00       9.96            103       1,026   (0.36)%
Scudder VIT Small Cap Index Fund                                                                               0.74%
  eAnnuity(TM) (.55% Fee Rate)                         1.13       1.15        170,390     195,402    1.51%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        1.13       1.15        113,633     130,313    1.51%
  Multi-Fund(R) (1.00% Fee Rate)(2)                   10.00      10.69            100       1,069    6.87%
  Multi-Fund(R) (1.002% Fee Rate)                      1.11       1.12     19,047,416  21,321,461    1.05%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     1.11       1.12         84,201      94,253    1.05%
  Multi-Fund(R) (1.25% Fee Rate)(2)                   10.00      10.68            103       1,100    6.83%
  Multi-Fund(R) (1.30% Fee Rate)(2)                   10.00      10.68            100       1,068    6.82%
  Multi-Fund(R) (1.302% Fee Rate)                      1.10       1.11        841,685     935,551    0.75%
  Multi-Fund(R) (1.75% Fee Rate)(2)                   10.00      10.68            103       1,100    6.77%
  Multi-Fund(R) (1.95% Fee Rate)(2)                   10.00      10.67            103       1,099    6.74%

(1)Reflects less than a full year of activity. Funds were first received in this option on 5/29/2001.
(2)Reflects less than a full year of activity. Funds were first received in this option on 11/19/2001.
(3)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(4)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Lincoln National Variable Annuity Account C

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 2000 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                       Unit Value Unit Value
                                                       Beginning  End of     Units                    Total
                                                       of Period  Period     Outstanding Net Assets   Return(2)
---------------------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund
  Multi-Fund(R) (1.002% Fee Rate)(1)                     $1.00      $1.00    184,154,139 $183,285,850   (0.47)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(1)     1.00       1.00      1,128,424    1,123,104   (0.47)%
  Multi-Fund(R) (1.302% Fee Rate)(1)                      1.00       0.99      4,949,850    4,917,540   (0.65)%
AFIS International Class 2 Fund
  Multi-Fund(R) (1.002% Fee Rate)(1)                      1.00       0.86     23,268,182   20,038,511  (13.88)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(1)     1.00       0.86        202,823      174,671  (13.88)%
  Multi-Fund(R) (1.302% Fee Rate)(1)                      1.00       0.86        750,887      645,473  (14.04)%
American Century VP International Portfolio
  eAnnuity(TM) (.55% Fee Rate)                            1.55       1.28        108,766      139,556   28.31%
AVPSF Growth Class B Fund
  Multi-Fund(R) (1.002% Fee Rate)(1)                      1.00       0.90      5,810,068    5,249,166   (9.65)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(1)     1.00       0.90         36,879       33,318   (9.65)%
  Multi-Fund(R) (1.302% Fee Rate)(1)                      1.00       0.90        127,958      115,396   (9.82)%
AVPSF Technology Class B Fund
  Multi-Fund(R) (1.002% Fee Rate)(1)                      1.00       0.77     69,406,745   53,381,302  (23.09)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(1)     1.00       0.77        179,939      138,392  (23.09)%
  Multi-Fund(R) (1.302% Fee Rate)(1)                      1.00       0.77      1,389,921    1,067,038  (23.23)%
Baron Capital Asset Fund
  eAnnuity(TM) (.55% Fee Rate)                            1.33       1.29         49,338       63,446   (3.19)%
  Multi-Fund(R) (1.002% Fee Rate)                         1.21       1.16     18,359,205   21,346,969   (3.62)%
  Multi-Fund(R) (1.302% Fee Rate)                         1.21       1.16      1,448,876    1,677,876   (3.91)%
Delaware VIP Global Bond Series
  eAnnuity(TM) (.55% Fee Rate)                            1.14       1.14          1,995        2,276    0.32%
  Multi-Fund(R) (1.002% Fee Rate)                         1.13       1.13      9,959,467   11,237,344   (0.15)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.13       1.13        103,631      116,928   (0.15)%
  Multi-Fund(R) (1.302% Fee Rate)                         1.12       1.12        270,767      302,295   (0.45)%
Delaware VIP Large Cap Value Series
  eAnnuity(TM) (.55% Fee Rate)                            1.56       1.72          7,615       13,119   10.70%
  Multi-Fund(R) (1.002% Fee Rate)                         1.55       1.71     50,851,938   86,706,165   10.22%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.55       1.71        531,833      906,814   10.22%
  Multi-Fund(R) (1.302% Fee Rate)                         1.54       1.69      2,257,802    3,809,238    9.89%
Delaware VIP REIT Series
  Multi-Fund(R) (1.002% Fee Rate)(1)                      1.00       1.17     25,198,769   29,519,239   17.15%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(1)     1.00       1.17         39,690       46,495   17.15%
  Multi-Fund(R) (1.302% Fee Rate)(1)                      1.00       1.17        266,822      311,999   16.93%
Delaware VIP Trend Series
  eAnnuity(TM) (.55% Fee Rate)                            2.32       2.14        113,415      243,132   (7.73)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)           2.32       2.14          2,327        4,989   (7.73)%
  Multi-Fund(R) (1.002% Fee Rate)                         2.31       2.13    236,656,424  503,843,559   (7.83)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        2.31       2.13        436,999      930,374   (7.83)%
  Multi-Fund(R) (1.302% Fee Rate)                         2.29       2.11      5,356,604   11,285,640   (8.11)%
Fidelity VIP Contrafund Service Class Portfolio
  Multi-Fund(R) (1.002% Fee Rate)                         1.15       1.06     60,708,211   64,214,327   (7.65)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.15       1.06        193,788      204,980   (7.65)%
  Multi-Fund(R) (1.302% Fee Rate)                         1.14       1.05      2,642,459    2,783,807   (7.92)%
Fidelity VIP Growth Service Class Portfolio
  Multi-Fund(R) (1.002% Fee Rate)                         1.19       1.05    150,874,224  157,904,618  (11.96)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.19       1.05        673,442      704,823  (11.96)%
  Multi-Fund(R) (1.302% Fee Rate)                         1.19       1.04      4,152,939    4,329,194  (12.22)%
Janus Aspen Worldwide Growth Portfolio
  eAnnuity(TM) (.55% Fee Rate)                            1.54       1.29        317,536      409,581  (16.23)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)           1.54       1.29         73,196       94,414  (16.23)%
  Multi-Fund(R) (1.002% Fee Rate)                         1.44       1.20    349,677,486  419,176,139  (16.52)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.44       1.20        951,303    1,140,375  (16.52)%
  Multi-Fund(R) (1.302% Fee Rate)                         1.43       1.19      6,256,602    7,470,247  (16.76)%

Lincoln National Variable Annuity Account C

                                                    Unit Value Unit Value
                                                    Beginning  End of     Units                      Total
                                                    of Period  Period     Outstanding Net Assets     Return(2)
--------------------------------------------------------------------------------------------------------------
LN Aggressive Growth Fund
  Multi-Fund(R) (1.002% Fee Rate)                     $ 2.21     $ 2.13   233,175,048 $  496,307,950   (3.66)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      2.21       2.13       404,075        860,064   (3.66)%
  Multi-Fund(R) (1.302% Fee Rate)                       2.19       2.11     2,439,570      5,137,939   (3.95)%
LN Bond Fund
  eAnnuity(TM) (.55% Fee Rate)                          4.84       5.35         1,307          6,990   10.42%
  Multi-Fund(R) (1.002% Fee Rate)                       4.81       5.28    51,363,134    271,319,552    9.78%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      4.81       5.28       105,843        559,101    9.78%
  Multi-Fund(R) (1.302% Fee Rate)                       4.78       5.23       866,221      4,527,644    9.45%
LN Capital Appreciation Fund
  eAnnuity(TM) (.55% Fee Rate)                          3.73       3.12        78,495        244,942  (16.32)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)         3.73       3.12         4,928         15,378  (16.32)%
  Multi-Fund(R) (1.002% Fee Rate)                       3.71       3.09   510,682,818  1,576,650,546  (16.70)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      3.71       3.09     1,829,965      5,649,722  (16.70)%
  Multi-Fund(R) (1.302% Fee Rate)                       3.68       3.05     8,960,152     27,373,006  (16.94)%
LN Equity-Income Fund
  eAnnuity(TM) (.55% Fee Rate)                          2.54       2.79        57,173        159,740   10.01%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)         2.54       2.79         6,010         16,792   10.01%
  Multi-Fund(R) (1.002% Fee Rate)                       2.52       2.76   294,144,130    813,070,389    9.52%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      2.52       2.76     1,164,785      3,219,688    9.52%
  Multi-Fund(R) (1.302% Fee Rate)                       2.50       2.74     5,124,817     14,017,090    9.19%
LN Global Asset Allocation Fund
  Multi-Fund(R) (1.002% Fee Rate)                       3.37       3.15   118,277,702    373,037,546   (6.38)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      3.37       3.15       657,073      2,072,352   (6.38)%
  Multi-Fund(R) (1.302% Fee Rate)                       3.34       3.12     1,387,776      4,330,914   (6.66)%
LN Growth and Income Fund
  eAnnuity(TM) (.55% Fee Rate)                         13.46      12.09         4,419         53,443  (10.13)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        13.46      12.09         1,836         22,197  (10.13)%
  Multi-Fund(R) (1.002% Fee Rate)                      13.38      11.97   284,457,143  3,404,973,611  (10.53)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     13.38      11.97     3,840,017     45,965,299  (10.53)%
  Multi-Fund(R) (1.302% Fee Rate)                      13.28      11.84     2,236,085     26,483,857  (10.80)%
LN International Fund
  eAnnuity(TM) (.55% Fee Rate)                          2.07       2.06         6,431         13,254   (0.44)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)         2.07       2.06        17,153         35,349   (0.44)%
  Multi-Fund(R) (1.002% Fee Rate)                       2.06       2.04   191,132,203    389,702,566   (0.89)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      2.06       2.04       342,936        699,218   (0.89)%
  Multi-Fund(R) (1.302% Fee Rate)                       2.04       2.02     1,884,345      3,801,731   (1.18)%
LN Managed Fund
  eAnnuity(TM) (.55% Fee Rate)                          5.64       5.53         5,442         30,121   (1.95)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)         5.64       5.53         2,128         11,775   (1.95)%
  Multi-Fund(R) (1.002% Fee Rate)                       5.61       5.48   134,226,978    735,039,952   (2.39)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      5.61       5.48       530,238      2,903,634   (2.39)%
  Multi-Fund(R) (1.302% Fee Rate)                       5.57       5.42     1,379,569      7,475,127   (2.68)%
LN Money Market Fund
  eAnnuity(TM) (.55% Fee Rate)                          2.63       2.77       139,463        386,343    5.49%
  Multi-Fund(R) (1.002% Fee Rate)                       2.61       2.74    51,218,431    140,386,886    5.02%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      2.61       2.74       181,995        498,837    5.02%
  Multi-Fund(R) (1.302% Fee Rate)                       2.59       2.71     1,035,373      2,807,922    4.70%
LN Social Awareness Fund
  eAnnuity(TM) (.55% Fee Rate)                          6.76       6.16         9,225         56,821   (8.83)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)         6.76       6.16           600          3,695   (8.83)%
  Multi-Fund(R) (1.002% Fee Rate)                       6.71       6.09   230,568,604  1,404,937,450   (9.25)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      6.71       6.09       746,871      4,550,953   (9.25)%
  Multi-Fund(R) (1.302% Fee Rate)                       6.66       6.03     3,803,334     22,931,061   (9.52)%
LN Special Opportunities Fund
  eAnnuity(TM) (.55% Fee Rate)                          8.30       9.58         3,166         30,318   15.40%
  Multi-Fund(R) (1.002% Fee Rate)                       8.25       9.47    52,172,621    494,314,356   14.88%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      8.25       9.47       106,611      1,010,094   14.88%
  Multi-Fund(R) (1.302% Fee Rate)                       8.19       9.37       525,727      4,928,685   14.53%

Lincoln National Variable Annuity Account C

                                                    Unit Value Unit Value
                                                    Beginning  End of     Units                     Total
                                                    of Period  Period     Outstanding  Net Assets   Return(2)
-------------------------------------------------------------------------------------------------------------
NB AMT Mid-Cap Growth Portfolio
  eAnnuity(TM) (.55% Fee Rate)                        $1.52      $1.40    $     74,882 $    104,490   (7.97)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        1.52       1.40           6,033        8,418   (7.97)%
  Multi-Fund(R) (1.002% Fee Rate)                      1.46       1.34     148,898,533  199,716,981   (8.39)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     1.46       1.34         312,694      419,415   (8.39)%
  Multi-Fund(R) (1.302% Fee Rate)                      1.46       1.34       2,408,492    3,217,667   (8.66)%
NB AMT Partners Portfolio
  eAnnuity(TM) (.55% Fee Rate)                         1.05       1.05           6,799        7,138    0.15%
  Multi-Fund(R) (1.002% Fee Rate)                      1.01       1.01       9,052,627    9,128,877   (0.30)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     1.01       1.01          58,107       58,596   (0.30)%
  Multi-Fund(R) (1.302% Fee Rate)                      1.01       1.00         163,754      164,468   (0.60)%
Scudder VIT Equity 500 Index Fund
  eAnnuity(TM) (.55% Fee Rate)                         1.15       1.04          37,472       38,961   (9.73)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        1.15       1.04         107,481      111,751   (9.73)%
  Multi-Fund(R) (1.002% Fee Rate)                      1.09       0.98     100,922,041   98,780,272  (10.14)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     1.09       0.98         744,211      728,417  (10.14)%
  Multi-Fund(R) (1.302% Fee Rate)                      1.09       0.97       2,776,687    2,707,032  (10.41)%
Scudder VIT Small Cap Index Fund
  eAnnuity(TM) (.55% Fee Rate)                         1.18       1.13         155,791      176,001   (4.57)%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)        1.18       1.13         130,959      147,949   (4.57)%
  Multi-Fund(R) (1.002% Fee Rate)                      1.16       1.11      11,525,649   12,767,329   (4.83)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     1.16       1.11          85,109       94,278   (4.83)%
  Multi-Fund(R) (1.302% Fee Rate)                      1.16       1.10         819,108      903,685   (5.12)%

(1)Reflects less than a full year of activity. Funds were first received in this option on 5/22/2000.
(2)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln National Variable Annuity Account C

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 1999 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                       Unit Value Unit Value
                                                       Beginning  End of     Units                      Total
                                                       of Period  Period     Outstanding Net Assets     Return(4)
-----------------------------------------------------------------------------------------------------------------
American Century VP International Portfolio
  eAnnuity(TM) (.55% Fee Rate)(1)                        $1.00      $1.55          2,329 $        3,613   55.12%
Baron Capital Asset Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                         1.00       1.33         28,950         38,454   32.83%
  Multi-Fund(R) (1.002% Fee Rate)(3)                      1.00       1.21      7,228,569      8,720,950   20.65%
  Multi-Fund(R) (1.302% Fee Rate)(3)                      1.00       1.21        658,684        793,850   20.52%
Delaware VIP Global Bond Series
  eAnnuity(TM) (.55% Fee Rate)                            1.19       1.14          1,781          2,025   (4.12)%
  Multi-Fund(R) (1.002% Fee Rate)                         1.18       1.13     12,254,866     13,847,956   (4.56)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.18       1.13         66,439         75,075   (4.56)%
  Multi-Fund(R) (1.302% Fee Rate)                         1.18       1.12        405,781        455,071   (4.84)%
Delaware VIP Large Cap Value Series
  eAnnuity(TM) (.55% Fee Rate)                            1.61       1.56          5,628          8,759   (3.52)%
  Multi-Fund(R) (1.002% Fee Rate)                         1.61       1.55     72,068,626    111,489,353   (3.95)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.61       1.55        712,597      1,102,380   (3.95)%
  Multi-Fund(R) (1.302% Fee Rate)                         1.60       1.54      3,351,154      5,145,087   (4.23)%
Delaware VIP Trend Series
  eAnnuity(TM) (.55% Fee Rate)                            1.37       2.32         27,917         64,857   69.51%
  Multi-Fund(R) (1.002% Fee Rate)                         1.37       2.31    138,130,035    319,057,588   68.80%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.37       2.31        151,852        350,753   68.80%
  Multi-Fund(R) (1.302% Fee Rate)                         1.36       2.29      2,693,313      6,175,116   68.29%
Fidelity VIP Contrafund Service Class Portfolio
  Multi-Fund(R) (1.002% Fee Rate)(3)                      1.00       1.15     21,303,355     24,399,100   14.53%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(3)     1.00       1.15         89,289        102,264   14.53%
  Multi-Fund(R) (1.302% Fee Rate)(3)                      1.00       1.14      1,475,097      1,687,703   14.41%
Fidelity VIP Growth Service Class Portfolio
  Multi-Fund(R) (1.002% Fee Rate)(3)                      1.00       1.19     44,655,728     53,085,113   18.88%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(3)     1.00       1.19        107,432        127,711   18.88%
  Multi-Fund(R) (1.302% Fee Rate)(3)                      1.00       1.19      1,635,955      1,942,756   18.75%
Janus Aspen Worldwide Growth Portfolio
  eAnnuity(TM) (.55% Fee Rate)(2)                         1.00       1.54        240,176        369,811   53.98%
  Multi-Fund(R) (1.002% Fee Rate)(3)                      1.00       1.44     99,942,030    143,507,545   43.59%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(3)     1.00       1.44        214,122        307,460   43.59%
  Multi-Fund(R) (1.302% Fee Rate)(3)                      1.00       1.43      1,912,083      2,742,730   43.44%
LN Aggressive Growth Fund
  eAnnuity(TM) (.55% Fee Rate)                            1.57       2.22         29,720         66,066   41.65%
  Multi-Fund(R) (1.002% Fee Rate)                         1.57       2.21    175,375,232    387,458,903   41.01%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        1.57       2.21        330,037        729,155   41.01%
  Multi-Fund(R) (1.302% Fee Rate)                         1.56       2.19      1,657,816      3,635,002   40.61%
LN Bond Fund
  eAnnuity(TM) (.55% Fee Rate)                            5.03       4.84          3,701         17,923   (3.79)%
  Multi-Fund(R) (1.002% Fee Rate)                         5.02       4.81     61,153,697    294,262,077   (4.23)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        5.02       4.81        160,260        771,148   (4.23)%
  Multi-Fund(R) (1.302% Fee Rate)                         5.00       4.78      1,022,335      4,882,266   (4.52)%
LN Capital Appreciation Fund
  eAnnuity(TM) (.55% Fee Rate)                            2.58       3.73         98,271        366,442   44.66%
  Multi-Fund(R) (1.002% Fee Rate)                         2.57       3.71    486,392,137  1,802,604,486   44.01%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        2.57       3.71      1,553,958      5,759,079   44.01%
  Multi-Fund(R) (1.302% Fee Rate)                         2.56       3.68      8,524,638     31,355,023   43.58%
LN Equity-Income Fund
  eAnnuity(TM) (.55% Fee Rate)                            2.40       2.54          4,167         10,582    5.70%
  Multi-Fund(R) (1.002% Fee Rate)                         2.40       2.52    371,756,833    938,303,117    5.21%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        2.40       2.52      1,624,078      4,099,123    5.21%
  Multi-Fund(R) (1.302% Fee Rate)                         2.39       2.50      5,811,748     14,558,081    4.89%

Lincoln National Variable Annuity Account C

                                                       Unit Value Unit Value
                                                       Beginning  End of     Units                      Total
                                                       of Period  Period     Outstanding Net Assets     Return(4)
-----------------------------------------------------------------------------------------------------------------
LN Global Asset Allocation Fund
  eAnnuity(TM) (.55% Fee Rate)                           $ 3.06     $ 3.39         1,338 $        4,535   10.72%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)            3.06       3.39        29,576        100,247   10.72%
  Multi-Fund(R) (1.002% Fee Rate)                          3.06       3.37   140,172,654    472,214,876   10.22%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)         3.06       3.37       860,132      2,897,621   10.22%
  Multi-Fund(R) (1.302% Fee Rate)                          3.04       3.34     1,696,586      5,672,387    9.89%
LN Growth and Income Fund
  eAnnuity(TM) (.55% Fee Rate)                            11.51      13.46         2,758         37,113   16.88%
  Multi-Fund(R) (1.002% Fee Rate)                         11.50      13.38   333,803,071  4,466,001,825   16.37%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)        11.50      13.38     4,204,627     56,254,343   16.37%
  Multi-Fund(R) (1.302% Fee Rate)                         11.44      13.28     2,509,728     33,323,736   16.02%
LN International Fund
  eAnnuity(TM) (.55% Fee Rate)                             1.78       2.07         7,514         15,552   16.55%
  Multi-Fund(R) (1.002% Fee Rate)                          1.77       2.06   247,685,485    509,530,537   16.03%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)         1.77       2.06       464,213        954,965   16.03%
  Multi-Fund(R) (1.302% Fee Rate)                          1.76       2.04     2,589,188      5,286,276   15.68%
LN Managed Fund
  eAnnuity(TM) (.55% Fee Rate)                             5.27       5.64         4,816         27,184    7.14%
  Multi-Fund(R) (1.002% Fee Rate)                          5.26       5.61   160,214,813    898,850,367    6.65%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)         5.26       5.61       570,359      3,199,874    6.65%
  Multi-Fund(R) (1.302% Fee Rate)                          5.24       5.57     1,652,446      9,200,663    6.33%
LN Money Market Fund
  eAnnuity(TM) (.55% Fee Rate)                             2.52       2.63        75,481        198,216    4.17%
  Multi-Fund(R) (1.002% Fee Rate)                          2.52       2.61    66,318,967    173,091,643    3.70%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)         2.52       2.61        85,154        222,250    3.70%
  Multi-Fund(R) (1.302% Fee Rate)                          2.51       2.59     1,836,508      4,757,090    3.39%
LN Social Awareness Fund
  eAnnuity(TM) (.55% Fee Rate)                             5.89       6.76         8,398         56,739   14.81%
  Multi-Fund(R) (1.002% Fee Rate)                          5.88       6.71   272,682,501  1,830,926,133   14.29%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)         5.88       6.71       879,570      5,905,868   14.29%
  Multi-Fund(R) (1.302% Fee Rate)                          5.85       6.66     4,696,813     31,298,463   13.95%
LN Special Opportunities Fund
  eAnnuity(TM) (.55% Fee Rate)                             8.74       8.30           704          5,840   (5.02)%
  Multi-Fund(R) (1.002% Fee Rate)                          8.72       8.25    75,094,275    619,340,778   (5.43)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)         8.72       8.25       143,255      1,181,500   (5.43)%
  Multi-Fund(R) (1.302% Fee Rate)                          8.68       8.19       818,870      6,702,697   (5.71)%
NB AMT Mid-Cap Growth Portfolio
  eAnnuity(TM) (.55% Fee Rate)(2)                          1.00       1.52        15,122         22,927   51.62%
  Multi-Fund(R) (1.002% Fee Rate)(3)                       1.00       1.46    15,335,744     22,453,334   46.41%
  Multi-Fund(R) (1.302% Fee Rate)(3)                       1.00       1.46       216,008        315,934   46.26%
NB AMT Partners Portfolio
  eAnnuity(TM) (.55% Fee Rate)(2)                          1.00       1.05         3,020          3,165    4.83%
  Multi-Fund(R) (1.002% Fee Rate)(3)                       1.00       1.01     2,629,473      2,659,658    1.15%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(3)      1.00       1.01        12,084         12,222    1.15%
  Multi-Fund(R) (1.302% Fee Rate)(3)                       1.00       1.01       448,914        453,596    1.04%
Scudder VIT Equity 500 Index Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                          1.00       1.15        15,090         17,383   15.18%
  eAnnuity(TM) Annuity Reserves (.55% Fee Rate)(1)         1.00       1.15        91,113        104,948   15.18%
  Multi-Fund(R) (1.002% Fee Rate)(3)                       1.00       1.09    46,984,052     51,176,298    8.92%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)(3)      1.00       1.09       151,082        164,563    8.92%
  Multi-Fund(R) (1.302% Fee Rate)(3)                       1.00       1.09     1,319,893      1,436,290    8.82%
Scudder VIT Small Cap Index Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                          1.00       1.18       154,689        183,150   18.39%
  eAnnuity(TM) Annuity Reserves )(.55% Fee Rate(1)         1.00       1.18       130,559        154,564   18.39%
  Multi-Fund(R) (1.002% Fee Rate)(3)                       1.00       1.16     3,065,895      3,568,586   16.40%
  Multi-Fund(R) Annuity Reserves )(1.002% Fee Rate(3)      1.00       1.16        27,063         31,500   16.40%
  Multi-Fund(R) (1.302% Fee Rate)(3)                       1.00       1.16       141,266        164,256   16.27%

(1)Reflects less than a full year of activity. Funds were first received in this option on 1/28/1999.
(2)Reflects less than a full year of activity. Funds were first received in this option on 1/29/1999.
(3)Reflects less than a full year of activity. Funds were first received in this option on 8/27/1999.
(4)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln National Variable Annuity Account C

A summary of the unit values, units outstanding, net assets and total return ratio for variable annuity contracts as of and for the year or period ended December 31, 1998 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                    Unit Value Unit Value
                                                    Beginning  End of     Units                      Total
                                                    of Period  Period     Outstanding Net Assets     Return(2)
--------------------------------------------------------------------------------------------------------------
Delaware VIP Global Bond Series
  eAnnuity(TM) (.55% Fee Rate)(1)                     $ 1.10     $ 1.19         1,781 $        2,112    7.66%
  Multi-Fund(R) (1.002% Fee Rate)                       1.11       1.18    12,869,495     15,237,020    6.75%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.11       1.18        29,923         35,427    6.75%
  Multi-Fund(R) (1.302% Fee Rate)                       1.11       1.18       372,938        439,529    6.43%
Delaware VIP Large Cap Value Series
  eAnnuity(TM) (.55% Fee Rate)(1)                       1.51       1.61         4,472          7,213    6.82%
  Multi-Fund(R) (1.002% Fee Rate)                       1.46       1.61    90,934,980    146,455,982   10.24%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.46       1.61       708,417      1,140,947   10.24%
  Multi-Fund(R) (1.302% Fee Rate)                       1.46       1.60     4,110,801      6,590,469    9.91%
Delaware VIP Trend Series
  eAnnuity(TM) (.55% Fee Rate)(1)                       1.28       1.37         3,182          4,361    6.99%
  Multi-Fund(R) (1.002% Fee Rate)                       1.19       1.37    63,363,770     86,706,251   14.87%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.19       1.37        34,917         47,780   14.87%
  Multi-Fund(R) (1.302% Fee Rate)                       1.19       1.36     1,522,285      2,073,882   14.55%
LN Aggressive Growth Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                       1.59       1.57         3,697          5,802   (1.47)%
  Multi-Fund(R) (1.002% Fee Rate)                       1.69       1.57   204,321,730    320,118,792   (7.13)%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.69       1.57       401,351        628,813   (7.13)%
  Multi-Fund(R) (1.302% Fee Rate)                       1.68       1.56     1,953,110      3,045,683   (7.42)%
LN Bond Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                       4.84       5.03           425          2,140    4.08%
  Multi-Fund(R) (1.002% Fee Rate)                       4.63       5.02    70,180,846    352,615,382    8.47%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      4.63       5.02       141,922        713,069    8.47%
  Multi-Fund(R) (1.302% Fee Rate)                       4.62       5.00     1,159,699      5,800,262    8.14%
LN Capital Appreciation Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                       2.20       2.58         4,421         11,396   17.30%
  Multi-Fund(R) (1.002% Fee Rate)                       1.88       2.57   284,821,773    733,000,123   36.58%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.88       2.57       855,827      2,202,505   36.58%
  Multi-Fund(R) (1.302% Fee Rate)                       1.88       2.56     4,552,867     11,663,514   36.17%
LN Equity-Income Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                       2.24       2.40         1,054          2,533    7.15%
  Multi-Fund(R) (1.002% Fee Rate)                       2.15       2.40   395,671,340    949,249,140   11.61%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      2.15       2.40     1,357,383      3,256,478   11.61%
  Multi-Fund(R) (1.302% Fee Rate)                       2.15       2.39     5,897,743     14,084,621   11.27%
LN Global Asset Allocation Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                       2.91       3.06           972          2,977    5.27%
  Multi-Fund(R) (1.002% Fee Rate)                       2.72       3.06   155,191,452    474,321,463   12.37%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      2.72       3.06       623,589      1,905,915   12.37%
  Multi-Fund(R) (1.302% Fee Rate)                       2.72       3.04     1,887,853      5,743,627   12.03%
LN Growth and Income Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                      10.45      11.51           224          2,577   10.16%
  Multi-Fund(R) (1.002% Fee Rate)                       9.65      11.50   353,738,892  4,067,007,338   19.14%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      9.65      11.50     4,190,720     48,181,558   19.14%
  Multi-Fund(R) (1.302% Fee Rate)                       9.63      11.44     2,251,670     25,768,885   18.78%
LN International Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                       1.67       1.78         2,055          3,649    6.45%
  Multi-Fund(R) (1.002% Fee Rate)                       1.56       1.77   275,656,812    488,741,223   13.51%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      1.56       1.77       507,630        900,031   13.51%
  Multi-Fund(R) (1.302% Fee Rate)                       1.56       1.76     2,375,268      4,192,172   13.17%
LN Managed Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                       4.95       5.27           530          2,790    6.42%
  Multi-Fund(R) (1.002% Fee Rate)                       4.71       5.26   178,767,717    940,406,297   11.59%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)      4.71       5.26       546,451      2,874,599   11.59%
  Multi-Fund(R) (1.302% Fee Rate)                       4.71       5.24     1,774,940      9,294,437   11.26%'

Lincoln National Variable Annuity Account C

                                                    Unit Value Unit Value
                                                    Beginning  End of     Units                      Total
                                                    of Period  Period     Outstanding Net Assets     Return(2)
--------------------------------------------------------------------------------------------------------------
LN Money Market Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                     $2.48      $2.52        130,369 $      328,646    1.60%
  Multi-Fund(R) (1.002% Fee Rate)                      2.42       2.52     46,571,447    117,212,426    4.06%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     2.42       2.52         62,459        157,196    4.06%
  Multi-Fund(R) (1.302% Fee Rate)                      2.41       2.51        644,074      1,613,600    3.75%
LN Social Awareness Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                      5.49       5.89          1,623          9,553    7.24%
  Multi-Fund(R) (1.002% Fee Rate)                      4.95       5.88    304,203,513  1,787,245,998   18.70%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     4.95       5.88        758,710      4,457,548   18.70%
  Multi-Fund(R) (1.302% Fee Rate)                      4.94       5.85      5,135,886     30,035,684   18.34%
LN Special Opportunities Fund
  eAnnuity(TM) (.55% Fee Rate)(1)                      8.34       8.74            436          3,811    4.70%
  Multi-Fund(R) (1.002% Fee Rate)                      8.25       8.72     98,734,457    861,082,577    5.73%
  Multi-Fund(R) Annuity Reserves (1.002% Fee Rate)     8.25       8.72        156,387      1,363,879    5.73%
  Multi-Fund(R) (1.302% Fee Rate)                      8.24       8.68        899,280      7,806,987    5.41%

(1)Reflects less than a full year of activity. Funds were first received in this option on 8/18/1998.
(2)These amounts represent the total return, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

Lincoln Life Variable Annuity Account C

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2002.

                                                    Aggregate    Aggregate
                                                    Cost of      Proceeds
                                                    Purchases    from Sales
  ---------------------------------------------------------------------------
  AFIS Growth Class 2 Fund                          $ 71,528,495 $ 10,535,343
  AFIS Growth-Income Class 2 Fund                      1,500,146       45,701
  AFIS International Class 2 Fund                     33,724,480   20,136,130
  AIM International Growth Fund                           28,661       12,512
  AIM Premier Equity Fund                                325,209       19,113
  American Century VP International Portfolio        166,600,368  168,108,302
  AVPSF Growth Class B Fund                            3,918,652    3,464,221
  AVPSF Small Cap Value Class A Fund                      88,334        4,756
  AVPSF Technology Class B Fund                       33,138,524   33,770,280
  Baron Capital Asset Fund                            39,903,687   16,738,778
  Delaware VIP Global Bond Series                     67,904,478    4,607,630
  Delaware VIP Large Cap Value Series                 13,550,873   12,386,968
  Delaware VIP REIT Series                            77,675,946   11,982,520
  Delaware VIP Small Cap Value Service Class Series   89,705,200   13,981,859
  Delaware VIP Trend Series                           14,063,257   48,816,963
  Fidelity VIP Contrafund Service Class Portfolio     19,067,100    7,648,002
  Fidelity VIP Growth Service Class Portfolio          4,781,838   15,557,052
  Janus Aspen Worldwide Growth Portfolio              11,577,023   45,711,496
  LN Aggressive Growth Fund                            2,725,580   36,581,457
  LN Bond Fund                                        75,390,281   41,255,163
  LN Capital Appreciation Fund                         3,736,878  162,455,317
  LN Equity-Income Fund                               29,393,001   68,983,476
  LN Global Asset Allocation Fund                      7,769,869   46,841,590
  LN Growth and Income Fund                           21,698,693  387,193,371
  LN International Fund                              393,735,016  427,824,367
  LN Managed Fund                                     18,086,915   92,479,656
  LN Money Market Fund                               407,882,749  411,557,602
  LN Social Awareness Fund                             9,486,088  145,385,433
  LN Special Opportunities Fund                       32,343,539   59,615,250
  MFS Capital Opportunities Series                        58,505       33,351
  MFS Total Return Series                                199,617       10,499
  MFS Utilities Series                                 4,568,225    2,467,835
  NB AMT Mid-Cap Growth Portfolio                      6,334,658   21,203,336
  NB AMT Partners Portfolio                            5,371,476    7,418,631
  NB AMT Regency Portfolio                                48,377        5,658
  Putnam Health Sciences Class IB Fund                 7,307,186    3,616,245
  Scudder VIT Equity 500 Index Fund                   18,916,599    9,734,737
  Scudder VIT Small Cap Index Fund                     9,711,954    6,264,976
  WFVT Small Cap Growth Fund                              14,000           --

Lincoln Life Variable Annuity Account C

5. Investments
The following is a summary of investments owned at December 31, 2002.

                                                              Net
                                                  Shares      Asset
                                                  Outstanding Value  Value of Shares Cost of Shares
---------------------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                           7,444,392  $33.29 $  247,823,807  $  434,552,128
AFIS Growth-Income Class 2 Fund                       53,859   25.52      1,374,476       1,454,053
AFIS International Class 2 Fund                    3,716,416   10.05     37,349,980      43,638,575
AIM International Growth Fund                          1,528   12.49         19,081          19,436
AIM Premier Equity Fund                               17,374   16.22        281,800         308,836
American Century VP International Portfolio           15,740    5.21         82,006          81,738
AVPSF Growth Class B Fund                            441,835   11.70      5,169,465       8,230,298
AVPSF Small Cap Value Class A Fund                     8,253   10.46         86,331          87,465
AVPSF Technology Class B Fund                      2,734,344    9.98     27,288,757      50,542,392
Baron Capital Asset Fund                           4,579,909   16.56     75,843,285      84,353,731
Delaware VIP Global Bond Series                    7,091,745   11.77     83,469,836      76,072,960
Delaware VIP Large Cap Value Series                6,887,548   13.00     89,538,127     114,946,947
Delaware VIP REIT Series                           9,331,961   11.73    109,463,899     108,507,827
Delaware VIP Small Cap Value Service Class Series  5,412,770   18.13     98,133,527     109,322,670
Delaware VIP Trend Series                         13,869,490   20.20    280,163,691     395,165,357
Fidelity VIP Contrafund Service Class Portfolio    3,753,908   18.04     67,720,494      86,570,564
Fidelity VIP Growth Service Class Portfolio        3,417,919   23.34     79,774,227     164,332,892
Janus Aspen Worldwide Growth Portfolio             9,456,525   21.05    199,059,850     420,449,130
LN Aggressive Growth Fund                         27,100,625    6.54    177,210,984     384,388,191
LN Bond Fund                                      35,088,744   12.99    455,767,695     430,941,595
LN Capital Appreciation Fund                      49,973,740   12.68    633,567,082   1,039,855,762
LN Equity-Income Fund                             46,369,898   12.65    586,718,319     725,755,688
LN Global Asset Allocation Fund                   21,501,171   10.89    234,147,752     276,200,713
LN Growth and Income Fund                         85,388,324   21.44  1,830,554,895   2,577,749,225
LN International Fund                             25,224,819    9.80    247,127,556     290,209,655
LN Managed Fund                                   43,134,791   11.88    512,484,450     635,606,807
LN Money Market Fund                              16,845,622   10.00    168,456,218     168,456,218
LN Social Awareness Fund                          40,184,171   19.88    798,660,394   1,181,469,357
LN Special Opportunities Fund                     18,031,089   22.47    405,176,608     469,831,721
MFS Capital Opportunities Series                       3,184    9.53         30,342          30,389
MFS Total Return Series                               11,161   17.14        191,301         193,637
MFS Utilities Series                                 421,539   12.03      5,071,115       6,083,488
NB AMT Mid-Cap Growth Portfolio                    7,056,631   11.97     84,467,876     167,071,667
NB AMT Partners Portfolio                          1,124,945   11.40     12,824,371      17,053,648
NB AMT Regency Portfolio                               5,057    8.90         45,009          46,980
Putnam Health Sciences Class IB Fund                 741,387    9.32      6,909,730       7,919,801
Scudder VIT Equity 500 Index Fund                  9,927,718    9.20     91,335,004     131,103,894
Scudder VIT Small Cap Index Fund                   2,404,485    8.45     20,317,895      26,208,179
WFVT Small Cap Growth Fund                             2,767    4.85         13,419          14,000

Lincoln National Variable Annuity Account C

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2002 is as follows:

                                                  Units       Units         Net Increase
                                                  Issued      Redeemed      (Decrease)
----------------------------------------------------------------------------------------
AFIS Growth Class 2 Fund                          215,678,356 (130,950,496)  84,727,860
AFIS Growth-Income Class 2 Fund                       183,634      (15,991)     167,643
AFIS International Class 2 Fund                    76,540,726  (55,815,217)  20,725,509
AIM International Growth Fund                           4,336       (2,584)       1,752
AIM Premier Equity Fund                                46,386       (5,907)      40,479
American Century VP International Portfolio       226,056,720 (225,966,223)      90,497
AVPSF Growth Class B Fund                          10,126,227   (9,278,138)     848,089
AVPSF Small Cap Value Class A Fund                      9,863       (1,546)       8,317
AVPSF Technology Class B Fund                     122,198,539 (122,079,059)     119,480
Baron Capital Asset Fund                           60,881,321  (44,283,670)  16,597,651
Delaware VIP Global Bond Series                    74,551,947  (24,657,057)  49,894,890
Delaware VIP Large Cap Value Series                25,594,312  (25,469,487)     124,825
Delaware VIP REIT Series                           90,827,788  (44,801,086)  46,026,702
Delaware VIP Small Cap Value Service Class Series 127,656,133  (62,162,298)  65,493,835
Delaware VIP Trend Series                          49,844,619  (71,051,718) (21,207,099)
Fidelity VIP Contrafund Service Class Portfolio    40,504,212  (27,767,789)  12,736,423
Fidelity VIP Growth Service Class Portfolio        31,980,270  (47,518,951) (15,538,681)
Janus Aspen Worldwide Growth Portfolio             69,630,464 (113,626,021) (43,995,557)
LN Aggressive Growth Fund                          36,081,115  (64,265,889) (28,184,774)
LN Bond Fund                                       28,354,117  (25,653,884)   2,700,233
LN Capital Appreciation Fund                       57,148,316 (137,423,677) (80,275,361)
LN Equity-Income Fund                              53,000,486  (76,214,228) (23,213,742)
LN Global Asset Allocation Fund                    10,300,576  (25,715,891) (15,415,315)
LN Growth and Income Fund                          21,225,800  (61,764,295) (40,538,495)
LN International Fund                             260,421,139 (278,573,469) (18,152,330)
LN Managed Fund                                     9,960,053  (27,541,438) (17,581,385)
LN Money Market Fund                              193,080,612 (195,326,495)  (2,245,883)
LN Social Awareness Fund                           20,899,047  (50,617,265) (29,718,218)
LN Special Opportunities Fund                       9,964,778  (13,728,679)  (3,763,901)
MFS Capital Opportunities Series                        7,370       (3,565)       3,805
MFS Total Return Series                                23,061       (3,387)      19,674
MFS Utilities Series                                9,833,486   (6,897,216)   2,936,270
NB AMT Mid-Cap Growth Portfolio                    37,524,735  (53,778,295) (16,253,560)
NB AMT Partners Portfolio                          10,857,087  (13,132,381)  (2,275,294)
NB AMT Regency Portfolio                                4,971         (640)       4,331
Putnam Health Sciences Class IB Fund               12,646,560   (8,363,973)   4,282,587
Scudder VIT Equity 500 Index Fund                  64,166,278  (52,789,385)  11,376,893
Scudder VIT Small Cap Index Fund                   16,325,986  (13,632,153)   2,693,833
WFVT Small Cap Growth Fund                              1,922           --        1,922

Lincoln National Variable Annuity Account C

7. New Investment Funds and Fund Name Changes
During 2001, the DGPF Small Cap Value Service Class Series, the MFS Utilities Series and the Putnam Health Sciences Class IB Fund became available as investment options for Variable Account contract owners. Accordingly, the 2001 statements of operations and changes in net assets and total return and investment income ratios in footnote 3 for these subaccounts are for the period from May 29, 2001 (commencement of operations) to December 31, 2001. Also, during 2001, the AFIS Growth-Income Class 2 Fund, the AIM International Equity Fund, the AIM Value Fund, the AVPSF Small Cap Value Class A Fund, the MFS Capital Opportunities Series, the MFS Total Return Series and the NB AMT Regency Portfolio became available as investment options for Variable Account contract owners. Accordingly, the 2001 statements of operations and changes in net assets and total return and investment income ratios in footnote 3 for these subaccounts are for the period from November 19, 2001 (commencement of operations) to December 31, 2001.

During 2002, the Deutsche Asset Management VIT Funds Trust (Deutsche VIT) family of funds changed its name to Scudder VIT Funds (Scudder VIT), the Delaware Group Premium Fund (DGPF) family of funds changed its name to Delaware VIP Trust (Delaware VIP) and the Fidelity Variable Insurance Products Fund II (Fidelity VIP II) family of funds changed its name to the Fidelity Variable Insurance Products Fund (Fidelity VIP).

Also during 2002, the AIM V.I. International Equity Fund changed its name to the AIM V.I. International Growth Fund, the AIM V.I. Value Fund changed its name to the AIM V.I. Premier Equity Fund and the Delaware VIP Growth and Income Series changed its name to the Delaware VIP Large Cap Value Series.

Also, during 2002, the WFVT Equity Income Fund, the WFVT Large Company Growth Fund and the WFVT Small Cap Growth Fund became available as investment options for Variable Account contract owners, however there was no activity in the WFVT Equity Income and the WFVT Large Company Growth subaccounts during 2002. Accordingly, the 2002 statements of operations and changes in net assets and total return and investment income ratios in footnote 3 for these subaccounts are for the period from October 14, 2002 (commencement of operations) to December 31, 2002.

Report of Ernst & Young LLP, Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account") (comprised of the following subaccounts: American Funds Insurance Series ("AFIS") Growth Class 2, AFIS Growth-Income Class 2, AFIS International Class 2, AIM Variable Insurance Funds ("AIM") International Growth, AIM Premier Equity, American Century Variable Portfolios International, Alliance Variable Products Series Fund ("AVPSF") Growth Class B, AVPSF Small Cap Value Class A, AVPSF Technology Class B, Baron Capital Funds Trust Capital Asset, Delaware Variable Insurance Products Trust ("Delaware VIP") Global Bond, Delaware VIP Large Cap Value, Delaware VIP REIT, Delaware VIP Small Cap Value Service Class, Delaware VIP Trend, Fidelity Variable Insurance Products ("Fidelity VIP") Contrafund Service Class, Fidelity VIP Growth Service Class, Janus Aspen Series Worldwide Growth, Lincoln National ("LN") Aggressive Growth, LN Bond, LN Capital Appreciation, LN Equity-Income, LN Global Asset Allocation, LN Growth and Income, LN International, LN Managed, LN Money Market, LN Social Awareness, LN Special Opportunities, MFS Variable Insurance Trust ("MFS") Capital Opportunities, MFS Total Return, MFS Utilities, Neuberger Berman Advisers Management Trust ("NB AMT") Mid-Cap Growth, NB AMT Partners, NB AMT Regency, Putnam Variable Trust ("Putnam") Health Sciences Class IB, Scudder VIT Funds ("Scudder VIT") Equity 500 Index, Scudder VIT Small Cap Index, and Wells Fargo Variable Trust Small Cap Growth) as of December 31, 2002, the related statement of operations for the respective year or period then ended and the statements of changes in net assets for each of the respective two years or periods in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln National Variable Annuity Account C at December 31, 2002, the results of their operations for the respective year or period then ended and the changes in their net assets for each of the respective two years or periods in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 3, 2003

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                                                December 31
                                                                                              2002        2001
                                                                                          -----------  -----------
                                                                                               (000s omitted)
                                                                                          ------------------------
ASSETS
Investments:
 Securities available-for-sale, at fair value:
   Fixed maturity (cost: 2002 -- $29,746,303; 2001 -- $26,599,804)                        $31,310,917  $26,944,945
------------------------------------------------------------------------------------------
   Equity (cost: 2002 -- $196,697; 2001 -- $260,678)                                          207,741      258,734
------------------------------------------------------------------------------------------
 Mortgage loans on real estate                                                              4,199,683    4,527,257
------------------------------------------------------------------------------------------
 Real estate                                                                                  279,485      267,700
------------------------------------------------------------------------------------------
 Policy loans                                                                               1,937,678    1,931,112
------------------------------------------------------------------------------------------
 Derivative instruments                                                                        64,780       49,251
------------------------------------------------------------------------------------------
 Other investments                                                                            377,746      506,997
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Investments                                                                          38,378,030   34,485,996
------------------------------------------------------------------------------------------
Investment in unconsolidated affiliates                                                            --        8,134
------------------------------------------------------------------------------------------
Cash and invested cash                                                                      1,246,523    2,818,382
------------------------------------------------------------------------------------------
Property and equipment                                                                        170,424      171,990
------------------------------------------------------------------------------------------
Deferred acquisition costs                                                                  2,373,234    2,267,039
------------------------------------------------------------------------------------------
Premiums and fees receivable                                                                  180,561      376,883
------------------------------------------------------------------------------------------
Accrued investment income                                                                     504,944      531,242
------------------------------------------------------------------------------------------
Assets held in separate accounts                                                           31,100,455   39,226,184
------------------------------------------------------------------------------------------
Federal income taxes                                                                          188,107           --
------------------------------------------------------------------------------------------
Amounts recoverable from reinsurers                                                         7,223,004    6,644,857
------------------------------------------------------------------------------------------
Goodwill                                                                                      919,172      899,009
------------------------------------------------------------------------------------------
Other intangible assets                                                                     1,012,773    1,118,487
------------------------------------------------------------------------------------------
Other assets                                                                                  825,686      929,799
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Assets                                                                              $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
 Insurance policy and claim reserves                                                      $21,699,308  $20,318,098
------------------------------------------------------------------------------------------
 Contractholder funds                                                                      21,402,235   19,216,595
------------------------------------------------------------------------------------------
 Liabilities related to separate accounts                                                  31,100,455   39,226,184
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Insurance and Investment Contract Liabilities                                        74,201,998   78,760,877
------------------------------------------------------------------------------------------
Short-term debt                                                                               103,696      261,839
------------------------------------------------------------------------------------------
Surplus notes payable to Lincoln National Corporation                                       1,250,000    1,250,000
------------------------------------------------------------------------------------------
Federal income taxes                                                                               --       80,113
------------------------------------------------------------------------------------------
Other liabilities                                                                           3,301,978    3,565,416
------------------------------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                                        973,101    1,107,251
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities                                                                          79,830,773   85,025,496
------------------------------------------------------------------------------------------

Shareholder's Equity:
Common stock -- $2.50 par value
Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                                                      25,000       25,000
------------------------------------------------------------------------------------------
Retained earnings                                                                           3,583,688    4,232,185
------------------------------------------------------------------------------------------
Accumulated Other Comprehensive Income:
 Foreign currency translation adjustment                                                          375          375
------------------------------------------------------------------------------------------
 Net unrealized gain on securities available-for-sale, net of reclassification adjustment     703,100      171,964
------------------------------------------------------------------------------------------
 Net unrealized gain on derivative instruments                                                 31,829       22,982
------------------------------------------------------------------------------------------
 Minimum pension liability adjustment                                                         (51,852)          --
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Accumulated Other Comprehensive Income                                                  683,452      195,321
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Shareholder's Equity                                                                  4,292,140    4,452,506
------------------------------------------------------------------------------------------
                                                                                          -----------  -----------
Total Liabilities and Shareholder's Equity                                                $84,122,913  $89,478,002
------------------------------------------------------------------------------------------
                                                                                          ===========  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                                  Year Ended December 31
                                                                            ----------------------------------
                                                                               2002        2001        2000
                                                                            ----------  ----------  ----------
                                                                                      (000s omitted)
                                                                            ----------------------------------
Revenue:
Insurance premiums                                                          $  250,766  $1,604,161  $1,566,841
----------------------------------------------------------------------------
Insurance fees                                                               1,296,716   1,373,438   1,448,460
----------------------------------------------------------------------------
Net investment income                                                        2,509,489   2,554,180   2,586,762
----------------------------------------------------------------------------
Equity in earnings (losses) of unconsolidated affiliates                          (647)      5,672        (379)
----------------------------------------------------------------------------
Net realized loss on investments and derivative instruments (net of amounts
  restored/(amortized) against balance sheet accounts, Note 5)                (262,805)   (121,525)    (24,331)
----------------------------------------------------------------------------
Realized gain (loss) on sale of subsidiaries                                   (10,646)      4,963          --
----------------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                          73,115      19,267          --
----------------------------------------------------------------------------
Other revenue and fees                                                         244,938     255,203     210,645
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Revenue                                                                4,100,926   5,695,359   5,787,998
----------------------------------------------------------------------------

Benefits and Expenses:
Benefits                                                                     2,714,308   3,234,013   3,238,596
----------------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses (Note 5)             1,349,800   1,712,814   1,587,504
----------------------------------------------------------------------------
Interest and debt expense                                                       79,342      80,621      80,179
----------------------------------------------------------------------------
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Total Benefits and Expenses                                                  4,143,450   5,027,448   4,906,279
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
(Loss) Income Before Federal Income Taxes and Cumulative Effect of
  Accounting Changes                                                           (42,524)    667,911     881,719
----------------------------------------------------------------------------
Federal income taxes (benefit)                                                 (91,540)    156,263     232,818
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Income before Cumulative Effect of Accounting Changes                           49,016     511,648     648,901
----------------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal Income Tax Benefit)         --     (15,566)         --
                                                                            ----------  ----------  ----------
----------------------------------------------------------------------------
Net Income                                                                  $   49,016  $  496,082  $  648,901
--------------------------------------------------------------------------- ==========  ==========  ==========


See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                          Year Ended December 31
                                                       2002        2001        2000
                                                    ----------  ----------  ----------
                                                              (000s omitted)
                                                    ----------------------------------
Common Stock:
Balance at beginning and end-of-year                $   25,000  $   25,000  $   25,000
----------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                         4,232,185   4,226,839   3,931,861
----------------------------------------------------
Comprehensive income                                   537,147     744,419   1,096,435
----------------------------------------------------
Less other comprehensive income (loss)(net of
  income tax):
  Foreign Currency translation adjustment                   --         375          --
  -----------------------------------------------
  Net unrealized gain on securities                    531,136     224,980     447,534
   available-for-sale (net of reclassification
   adjustment)
  -----------------------------------------------
  Net unrealized gain on derivative instruments          8,847      22,982          --
  -----------------------------------------------
  Minimum pension liability adjustment                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Net Income                                              49,016     496,082     648,901
----------------------------------------------------
Non-qualified stock options                              3,158       4,023       2,280
----------------------------------------------------
Additional investment by Lincoln National                9,329         241      63,797
  Corporation
----------------------------------------------------
Dividends declared on common stock                    (710,000)   (495,000)   (420,000)
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                               3,583,688   4,232,185   4,226,839
----------------------------------------------------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                               375          --          --
----------------------------------------------------
Change during the year                                      --         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                     375         375          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain (Loss) on Securities
  Available-for-sale:
Balance at beginning-of-year                           171,964     (53,016)   (500,550)
----------------------------------------------------
Change during the year                                 531,136     224,980     447,534
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 703,100     171,964     (53,016)
                                                    ----------  ----------  ----------
----------------------------------------------------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                            22,982          --          --
----------------------------------------------------
Cumulative effect of accounting change                      --      17,586          --
----------------------------------------------------
Change during the year                                   8,847       5,396          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                  31,829      22,982          --
                                                    ----------  ----------  ----------
----------------------------------------------------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                --          --          --
----------------------------------------------------
Change during the year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Balance at End-of-Year                                 (51,852)         --          --
                                                    ----------  ----------  ----------
----------------------------------------------------
Total Shareholder's Equity at End-of-Year           $4,292,140  $4,452,506  $4,198,823
                                                    ==========  ==========  ==========
----------------------------------------------------

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                               Year Ended December 31
                                                                          2002          2001          2000
                                                                      ------------  ------------  -----------
                                                                                   (000s omitted)
                                                                      ---------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $     49,016  $    496,082  $   648,901
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
----------------------------------------------------------------------
 Deferred acquisition costs                                               (325,704)     (346,362)    (428,073)
----------------------------------------------------------------------
 Premiums and fees receivable                                              196,322        36,069      (46,013)
----------------------------------------------------------------------
 Accrued investment income                                                  26,298       (55,259)     (10,239)
----------------------------------------------------------------------
 Policy liabilities and accruals                                          (929,827)     (735,307)     201,101
----------------------------------------------------------------------
 Contractholder funds                                                      983,768     1,135,927    1,070,602
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                       894,270       425,629      235,345
----------------------------------------------------------------------
 Federal income taxes                                                     (100,700)      122,011      256,403
----------------------------------------------------------------------
 Federal income taxes paid on proceeds from disposition                   (477,133)           --           --
----------------------------------------------------------------------
 Provisions for depreciation                                                22,222        15,798       24,051
----------------------------------------------------------------------
 Amortization of goodwill                                                       --        26,518       24,861
----------------------------------------------------------------------
 Amortization of other intangible assets                                   105,714        91,837      129,362
----------------------------------------------------------------------
 Net realized loss on investments and derivative instruments               262,805       121,525       24,331
----------------------------------------------------------------------
 (Gain) loss on sale of subsidiaries                                        10,646        (4,963)          --
----------------------------------------------------------------------
 Amortization of deferred gain                                             (73,115)      (19,267)          --
----------------------------------------------------------------------
 Other                                                                    (375,564)     (926,106)      45,187
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Adjustments                                                            220,002      (111,950)   1,526,918
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by Operating Activities                                  269,018       384,132    2,175,819
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Investing Activities:
Securities available-for-sale:
 Purchases                                                             (14,002,161)  (10,634,019)  (4,449,537)
----------------------------------------------------------------------
 Sales                                                                   8,078,426     5,487,077    3,664,930
----------------------------------------------------------------------
 Maturities                                                              2,484,637     2,448,425    1,785,790
----------------------------------------------------------------------
Purchase of other investments                                           (1,280,211)   (1,830,448)  (1,899,655)
----------------------------------------------------------------------
Sale or maturity of other investments                                    1,739,382     1,867,069    1,735,091
----------------------------------------------------------------------
Proceeds from (adjustments to) disposition of business                    (195,000)    1,831,095           --
----------------------------------------------------------------------
Increase (decrease) in cash collateral on loaned securities                (95,341)      150,930      274,838
----------------------------------------------------------------------
Other                                                                      142,592       674,146     (474,800)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash (Used in) Provided by Investing Activities                     (3,127,676)       (5,725)     636,657
--------------------------------------------------------------------- ------------  ------------  -----------

Cash Flows from Financing Activities:
Net increase (decrease) in short-term debt                                (158,143)       42,764        8,780
----------------------------------------------------------------------
Universal life and investment contract deposits                          5,305,499     4,897,828    3,543,763
----------------------------------------------------------------------
Universal life and investment contract withdrawals                      (3,262,194)   (3,288,290)  (4,524,371)
----------------------------------------------------------------------
Investment contract transfers                                              108,479      (373,000)  (1,347,000)
----------------------------------------------------------------------
Nonqualified employee stock option exercise tax benefit                      3,158         4,023        2,280
----------------------------------------------------------------------
Dividends paid to shareholder                                             (710,000)     (495,000)    (420,000)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Cash Provided by (Used in) Financing Activities                      1,286,799       788,325   (2,736,548)
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Net Increase (Decrease) in Cash                                         (1,571,859)    1,166,732       75,928
----------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                              2,818,382     1,651,650    1,575,722
                                                                      ------------  ------------  -----------
----------------------------------------------------------------------
Cash and Invested Cash at End-of-Year                                 $  1,246,523  $  2,818,382  $ 1,651,650
--------------------------------------------------------------------- ============  ============  ===========

See notes to the consolidated financial statements.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation
The accompanying consolidated financial statements include
The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries. The Company, together with its subsidiaries, are defined as ("LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). Prior to the fourth quarter of 2001, the Company owned 100% of the outstanding common stock of two additional insurance company subsidiaries that were part of the Reinsurance business segment: Lincoln National Health & Casualty Insurance Company ("LNH&C") and Lincoln National Reassurance Company ("LNRAC"). These subsidiaries were sold as part of the sale of LNC's reinsurance business to Swiss Re on December 7, 2001. The Company also owns six non-insurance subsidiaries: Lincoln National Insurance Associates, Inc. ("LNIA"), Lincoln Financial Advisors ("LFA"), Lincoln Financial Distributors ("LFD"), Lincoln Realty Capital Corporation, Lincoln Retirement Services Company and The Administrative Management Group, Inc. which was acquired in 2002 (see Note 11). LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and prior to Swiss Re's acquisition of LNC's reinsurance business, the reinsurance of individual and group life and health business. LNL is licensed and sells its products throughout the United States, Canada, several U.S. territories and select international markets. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see Note 9). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

Use of Estimates
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results will differ from those estimates.

Investments
LNL classifies its fixed maturity and equity securities as available-for-sale and, accordingly, such securities are carried at fair value. The cost of fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

For the mortgage-backed securities portion of the fixed maturity securities portfolio, LNL recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate, which are primarily held in the Life Insurance and Retirement segments, are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, LNL will be unable to collect all amounts due under the contractual terms of the loan agreement. When LNL determines that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the collateral. The provision for losses is reported as a realized loss on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as a realized loss on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs and investment expenses, using the specific identification method. Changes in the fair values of securities carried at fair value are reflected directly in shareholder's equity, after deductions for related adjustments for deferred acquisition costs and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold

The Lincoln National Life Insurance Company at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Realized gain (loss) on sale of subsidiaries, net of taxes, is recognized in net income.

Derivative Instruments
For the years ended December 31, 2002, 2001 and 2000, LNL hedged certain portions of its exposure to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk, commodity risk and equity risk fluctuations by entering into derivative transactions. A description of LNL's accounting for its hedging of such risks is discussed in the following paragraphs.

Effective upon the adoption of Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("FAS, 133") on January 1, 2001, LNL recognizes all derivative instruments as either assets or liabilities in the consolidated balance sheet at fair value. FAS 133 standardized the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, LNL must designate the hedging instrument based upon the exposure being hedged--as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges. In addition, LNL had derivative instruments that were economic hedges, but were not designated as hedging instruments under FAS 133.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in current income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current income during the period of change in fair values. For derivative instruments that are designated and qualify as a hedge of a net investment in a foreign operation, the gain or loss is reported in OCI as part of the cumulative translation adjustment to the extent it is effective. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in current income during the period of change.

See Note 7 for further discussion of LNL's accounting policy for derivative instruments.

Prior to January 1, 2001, derivative instruments were carried in other investments. The premiums paid for interest rate caps and swaptions were deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative. Interest rate caps that hedged interest credited on fixed annuity liabilities were carried at amortized cost. Any settlement received in accordance with the terms of the interest rate caps was also recorded as net investment income. Realized gain (loss) from the termination of the interest rate caps was included in net income.

Swaptions, put options, spread-lock agreements, interest rate swaps, commodity swaps and financial futures that hedge fixed maturity securities available-for-sale were carried at fair value. The change in fair value was reflected directly in shareholders' equity. Settlements on interest rate swaps and commodity swaps were recognized in net investment income. Realized gain
(loss) from the termination of swaptions, put options, spread-lock agreements, interest rate swaps, and financial futures were deferred and amortized over the life of the hedged assets as an adjustment to the yield. Forward-starting interest rate swaps were also used to hedge the forecasted purchase of investments. These interest rate swaps were carried off-balance sheet until the occurrence of the forecasted transaction at which time the interest rate swaps were terminated and any gain (loss) on termination was used to adjust the basis of the forecasted purchase. If the forecasted purchase did not occur or the interest rate swaps were terminated early, changes in the fair value of the swaps were recorded in net income.

Over-the-counter call options which hedged liabilities tied to the S&P stock index were carried at fair value. The change in fair value was reflected directly in net income. Gain (loss) realized upon termination of these call options was included in net income. Over-the-counter call options which hedge stock appreciation rights were carried at fair value when hedging vested stock appreciation rights and at cost when hedging unvested stock appreciation rights. The change in fair value of call options hedging vested stock appreciation rights was included in net income. Gain (loss) upon termination was reported in net income.

Foreign currency swaps, which hedged some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies, were carried at fair value. The change in fair value was included in shareholder's equity. Realized gain (loss) from the termination of such derivatives was included in net income.

Prior to January 1, 2001, hedge accounting was applied as indicated above after LNL determined that the items to be hedged exposed LNL to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. Government obligations, credit risk, foreign exchange risk or equity risk. Moreover, the derivatives used to hedge these exposures were designated as hedges and reduced the indicated risk demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. If such criteria was not met or if the hedged items were sold,

The Lincoln National Life Insurance Company terminated or matured, the change in value of the derivatives was included in net income.

Loaned Securities
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, LNL will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in LNL's consolidated balance sheet in accordance with accounting guidance for secured borrowings and collateral. LNL's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. LNL values collateral daily and obtains additional collateral when deemed appropriate.

Property and Equipment
Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance, bank-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts
These assets and liabilities represent segregated funds administered and invested by LNL for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by LNL for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: Statement of Financial Accounting Standards No. 97, "Accounting by Insurance Companies For Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales" ("FAS 97") and Statement of Financial Accounting Standards No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"). Under FAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include unit-linked products and fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges; investment, mortality net of reinsurance ceded and expense margins; and actual realized gain (loss) on investments.

Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 13 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under FAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There are currently no deferred acquisition costs being amortized under FAS 60 for fixed and variable payout annuities.

For all FAS 97 and FAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

The Lincoln National Life Insurance Company

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads") and are amortized into income over the life of the policy in a manner consistent with that used for deferred acquisition costs. (See above for discussion of amortization.)

Benefits and Expenses
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in LNL's general account during 2000 through 2002 ranged from 4.00% to 10.00%. For traditional life, group health and disability income products, benefits and expenses, other than deferred acquisition costs, are recognized when incurred in a manner consistent with the related premium recognition policies.

Goodwill and Other Intangible Assets
Prior to January 1, 2002, goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, was amortized using the straight-line method over periods of 20 to 40 years in accordance with the benefits expected to be derived from the acquisitions. Effective January 1, 2002, goodwill is not amortized, but is subject to impairment tests conducted at least annually.

Insurance businesses typically produce ongoing profit streams from expected new business generation that extend significantly beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, for acquired insurance businesses where financial modeling indicated that anticipated new business benefits would extend for 40 years or longer, goodwill was amortized over a 40-year period.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life and investment-type products acquired and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for present value of in-force vary depending upon the particular characteristics of the underlying blocks of acquired insurance business.

Prior to January 1, 2002, the carrying values of goodwill and other intangible assets were reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive environments in which the company operates, (2) profitability analyses, (3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary. However, effective January 1, 2002, goodwill is subject to impairment tests conducted at least annually. Other intangible assets will continue to be reviewed periodically for indicators of impairment consistent with the policy that was in place prior to January 1, 2002.

Insurance and Investment Contract Liabilities
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 6.75% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.55%.

The liabilities for future claim reserves for the guaranteed minimum death benefit ("GMDB") feature on certain variable annuity contracts are a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR is positive. At any point in time, the NAR is the difference between the potential death benefit payable and the total variable annuity account values subject to the GMDB. At each quarterly valuation date, the GMDB reserves are calculated for every variable annuity contract with a GMDB feature based on projections of account values and NAR followed by the computation of the present value of expected NAR death claims using product pricing mortality assumptions less expected GMDB M&E revenue during the period for which the death benefit options are assumed to be in the money. As part of the estimate of future NAR, gross equity growth rates which are consistent with those used in the DAC valuation process are utilized.

With respect to its insurance and investment contract liabilities, LNL continually reviews its: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

Reinsurance
LNL's insurance companies enter into reinsurance agreements with other companies in the normal course of their business. Prior to the acquisition of LNL's reinsurance operations by Swiss Re on December 7, 2001, LNL's reinsurance subsidiaries assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNL's reinsurance operations. Assets/liabilities and premiums/benefits from certain reinsurance contracts that granted statutory surplus to other insurance companies are netted on the consolidated balance sheets and income statements, respectively, since there is a right of offset.

The Lincoln National Life Insurance Company

All other reinsurance agreements including the Swiss Re indemnity reinsurance transaction are reported on a gross basis.

Postretirement Medical and Life Insurance Benefits
LNL accounts for its postretirement medical and life insurance benefits using the full accrual method.

Stock Options
Through 2002, LNL recognized compensation expense for stock options on LNC stock granted to LNL employees using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date, or other measurement date, over the amount an employee must pay to acquire the stock. Accordingly, no compensation expense has been recognized for stock option incentive plans. On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"). On December 31, 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure" ("FAS 148"), which provides alternative methods of transition for entities that change to the fair value method of accounting for stock-based employee compensation. In addition, FAS 148 amends the disclosure provisions of FAS 123 to require expanded and more prominent disclosure of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements.

The three transition methods provided under FAS 148 are the prospective method, the modified prospective and the retroactive restatement method. LNC will adopt the retroactive restatement method, which requires that companies restate all periods presented to reflect stock-based employee compensation cost under the fair value accounting method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994. FAS 148's amendment of the transition and annual disclosure requirements of FAS 123 is effective for fiscal years ending after December 15, 2002. As the recognition provisions of FAS 123 should be applied as of the beginning of the year, LNL will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003 and will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements (see Note 6 for further discussion of stock-based employee compensation cost).

The following table illustrates the effect on net income and earnings per share for 2002, 2001 and 2000 if LNL had applied the fair value recognition provisions of FAS 123.

                                               Year Ended December 31,
                                               2002     2001    2000
                                               -----------------------
                                                  (in millions)
                                               -----------------------
             Net income, as reported.......... $49.0   $496.1  $648.9
             Less:
             Total stock-based employee
              compensation expense
              determined under the fair value
              based method for all awards, net
              of tax effects..................   9.2     16.2     9.5
                                                -----  ------  ------
             Pro forma net income............. $39.8   $479.9  $639.4
                                                =====  ======  ======

Income Taxes
LNL and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.


--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Change in Estimates

Accounting for Derivative Instruments and Hedging Activities
In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of the Effective Date of FASB Statement No. 133" ("FAS 137"), which delayed the effective date of FAS 133 one year (i.e., adoption required no later than the first quarter of 2001). In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" ("FAS 138"), which addresses a limited number of implementation issues arising from FAS 133.

LNL adopted FAS 133, as amended, on January 1, 2001. Upon adoption, the provisions of FAS 133 were applied prospectively. The transition adjustments that LNL recorded upon adoption of FAS 133 on January 1, 2001 resulted in a net loss of $4.3 million after-tax ($6.6 million pre-tax) recorded in net income, and a net gain of $17.6 million after-tax ($27.1 million pre-tax) recorded as a component of Other Comprehensive Income ("OCI") in equity. Deferred acquisition costs of $4.8 million were restored and netted against the transition loss on derivatives recorded in net income and deferred acquisition costs of $18.3 million were amortized and netted against the transition gain recorded in OCI. A portion of the transition adjustment ($3.5 million after-tax) recorded in net income upon adoption of FAS 133 was reclassified from the OCI account, Net Unrealized Gain on Securities Available-
 for-Sale. These transition adjustments were reported in the financial statements as a cumulative effect of a change in accounting principle.

The Lincoln National Life Insurance Company

Change in Estimate of Premium Receivables on Certain Client-Administered Individual Life Reinsurance
During the first quarter of 2001, LNL's former Reinsurance segment refined its estimate of due and unpaid premiums on its client-administered individual life reinsurance business. As a result of the significant growth in the individual life reinsurance business generated in recent years, the Reinsurance segment initiated a review of the block of business in the last half of 2000. An outgrowth of that analysis resulted in a review of the estimation of premiums receivable for due and unpaid premiums on client-administered business. During the first quarter of 2001, the Reinsurance segment completed the review of this matter, and concluded that enhanced information flows and refined actuarial techniques provided a basis for a more precise estimate of premium receivables on this business. As a result, the Reinsurance segment recorded income of $25.5 million ($39.3 million pre-tax) related to periods prior to 2001.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets
On April 1, 2001, LNL adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF
99-20 was effective for fiscal quarters beginning after March 15, 2001. EITF 99-20 changed the manner in which LNL determined impairment of certain investments including collateralized bond obligations. Upon the adoption of EITF 99-20, LNL recognized a net realized loss on investments of $11.3 million after-tax ($17.3 million pre-tax) reported as a cumulative effect of change in accounting principle. In arriving at this amount, deferred acquisition costs of $12.2 million were restored and netted against net realized loss on investments.

Accounting for Business Combinations and Goodwill and Other Intangible Assets In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 141, "Business Combinations" ("FAS 141"), and No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 141 is effective for all business combinations initiated after June 30, 2001, and FAS 142 is effective for fiscal years beginning after December 15, 2001. Under the new rules, goodwill and indefinite lived intangible assets are no longer amortized, but are subject to impairment tests conducted at least annually in accordance with the new standard. Intangible assets that do not have indefinite lives continue to be amortized over their estimated useful lives. LNL adopted FAS 142 on January 1, 2002. After consideration of the provisions of the new standards regarding proper classification of goodwill and other intangible assets on the consolidated balance sheet, LNL did not reclassify any goodwill or other intangible balances held as of January 1, 2002.

In compliance with the transition provision of FAS 142, LNL completed the first step of the transitional goodwill impairment test during the second quarter of 2002. The valuation techniques used by LNL to estimate the fair value of the group of assets comprising the different reporting units varied based on the characteristics of each reporting unit's business and operations. A number of valuation approaches, including, discounted cash flow modeling, were used to assess the goodwill of the reporting units within LNL's Lincoln Retirement and Life Insurance segments. The results of the first step of the tests indicate that LNL does not have impaired goodwill. In accordance with FAS 142, LNL has chosen October 1 as its annual review date. As such, LNL performed another valuation review during the fourth quarter of 2002. The results of the first step of the tests performed as of October 1, 2002 indicate that LNL does not have impaired goodwill. The valuation techniques used by LNL for each reporting unit were consistent with those used during the transitional testing.

As a result of the application of the non-amortization provisions of the new standards, LNL had an increase in net income of $24.9 million during the year ended December 31, 2002.

During 2002, the change in the carrying value of the Lincoln Retirement segment's goodwill was a result of the acquisition of The Administrative Management Group, Inc. ("AMG"). Total purchased goodwill in 2002 was $20.2 million (see Note 11).

The Lincoln National Life Insurance Company

The carrying amount of goodwill by reportable segment as of December 31, 2002 is as follows:

                                               (in millions)
                                               -------------
                    Lincoln Retirement Segment    $ 64.1
                    Life Insurance Segment....     855.1
                                                  ------
                    Total.....................    $919.2
                                                  ======

The reconciliation of reported net income to adjusted net income is as follows:

                                                        Year Ended
                                                       December 31,
                                                        2001   2000
                                                       -------------
                                                       (in millions)
                                                       -------------
           Reported Net Income........................ $496.1 $648.9
           Add back: Goodwill Amortization (after-tax)   26.5   24.9
                                                       ------ ------
           Adjusted Net Income........................ $522.6 $673.8
                                                       ====== ======

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                   As of December 31, 2002 As of December 31, 2001
                                    Gross                   Gross
                                   Carrying  Accumulated   Carrying  Accumulated
                                    Amount   Amortization   Amount   Amortization
                                   -----------------------------------------------
                                                  (in millions)
                                   -----------------------------------------------
  Amortized Intangible Assets:
    Lincoln Retirement Segment:
      Present value of in-force... $  225.0     $102.3     $  225.0     $ 70.5
    Life Insurance Segment:
      Present value of in-force... $1,254.2     $364.1      1,254.2      290.2
                                   --------     ------     --------     ------
  Total........................... $1,479.2     $466.4     $1,479.2     $360.7
                                   ========     ======     ========     ======

The aggregate amortization expense for other intangible assets for the years ended December 31, 2002, 2001 and 2000 was $105.7 million, $91.8 million and $129.4 million, respectively.

Future estimated amortization of other intangible assets is as follows (in millions):

                               2003...... $ 74.7
                               2004......   71.5
                               2005......   70.4
                               2006......   71.3
                               2007......   72.3
                               Thereafter  652.6

Accounting for the Impairment or Disposal of Long-lived Assets
In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. FAS 144 is effective for fiscal years beginning after December 15, 2001. LNL adopted FAS 144 on January 1, 2002 and the adoption of the Statement did not have a material impact on the consolidated financial position and results of operations of LNL.

Accounting for Costs Associated with Exit or Disposal Activities
In June 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"), which addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Action (including Certain Costs Incurred in a Restructuring)" ("Issue 94-3"). The principal difference between FAS 146 and Issue 94-3 is that FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred, rather than at the date of an entity's commitment to an exit

The Lincoln National Life Insurance Company plan. FAS 146 is effective for exit or disposal activities after December 31, 2002. Adoption of FAS 146 by LNL will result in a change in timing of when expense is recognized for restructuring activities after December 31, 2002.

Change in Estimate for Personal Accident Reinsurance Reserves
As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation to Swiss Re, LNL recorded a $119.1 after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain. (See Note 11 for further explanation of LNL's Reinsurance transaction with Swiss Re.)

Accounting for Variable Interest Entities
In January 2003, the Financial Accounting Standards Board issued Financial Accounting Standards Board Interpretation No. 46, "Consolidation of Variable Interest Entities" ("Interpretation No. 46"), which requires the consolidation of variable interest entities ("VIE") by an enterprise if that enterprise has a variable interest that will absorb a majority of the VIE's expected losses if they occur, receive a majority of the entity's expected residual returns if they occur, or both. If one enterprise will absorb a majority of a VIE's expected losses and another enterprise will receive a majority of that VIE's expected residual returns, the enterprise absorbing a majority of the losses shall consolidate the VIE. VIE refers to an entity in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. This Interpretation applies in the third quarter of 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003. This Interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. Although LNL and the indus-
 try continue to review the new rules, at the present time LNL does not believe there are VIEs that would result in consolidation with LNL.

Accounting for Modified Coinsurance
Currently, there are ongoing discussions surrounding the implementation and interpretation of FAS 133, "Accounting for Derivative Instruments and Hedging Activities," by the Financial Accounting Standards Board's ("FASB") Derivative Implementation Group regarding receivables and payables that are indexed to a pool of assets; and specific to LNL, modified coinsurance agreements and coinsurance with funds withheld reinsurance agreements that reference a pool of securities. An exposure draft for this issue has been issued by the FASB. It is not expected to be finalized by the FASB until sometime in the second quarter of 2003. If the definition of derivative instruments is altered, this may impact LNL's prospective reported consolidated net income and consolidated financial position. Until the FASB finalizes the Statement 133 Implementation Issue, LNL is unable to determine what, if any, impact it will have on LNL's consolidated financial statements.

The Lincoln National Life Insurance Company

3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                           Amortized Cost  Gains    Losses  Fair Value
                                           -------------- -------- -------  ----------
                                                          (in millions)
                                           -------------------------------------------
December 31, 2002:
  Corporate bonds.........................   $23,690.5    $1,797.3 $(630.8) $24,857.0
  U.S. Government bonds...................       400.7       104.7    (2.3)     503.1
  Foreign government bonds................       783.4        40.8   (25.7)     798.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       704.2        26.3    (1.8)     728.7
    Collateralized mortgage obligations...     2,084.4       113.9    (0.4)   2,197.9
    Other asset-backed securities.........     1,899.3       149.8   (12.4)   2,036.7
  State and municipal bonds...............       106.0         5.0    (0.1)     110.9
  Redeemable preferred stocks.............        77.8         1.5    (1.2)      78.1
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    29,746.3     2,239.3  (674.7)  31,310.9
Equity securities.........................       196.7        19.4    (8.3)     207.8
                                             ---------    -------- -------  ---------
Total.....................................   $29,943.0    $2,258.7 $(683.0) $31,518.7
                                             =========    ======== =======  =========
December 31, 2001:
  Corporate bonds.........................   $21,944.7    $  704.0 $(555.1) $22,093.6
  U.S. Government bonds...................       346.7        56.8    (4.8)     398.7
  Foreign government bonds................       810.5        46.3    (9.3)     847.5
  Asset and mortgage-backed securities:
    Mortgage pass-through securities......       606.5        15.0    (7.4)     614.1
    Collateralized mortgage obligations...     1,462.6        63.0    (5.6)   1,520.0
    Other asset-backed securities.........     1,300.3        51.4   (11.3)   1,340.4
  State and municipal bonds...............        45.9         0.3    (1.5)      44.7
  Redeemable preferred stocks.............        82.6         3.5    (0.2)      85.9
                                             ---------    -------- -------  ---------
Total fixed maturity securities...........    26,599.8       940.3  (595.2)  26,944.9
Equity securities.........................       260.7        17.8   (19.8)     258.7
                                             ---------    -------- -------  ---------
Total.....................................   $26,860.5    $  958.1 $(615.0) $27,203.6
                                             =========    ======== =======  =========

The Lincoln National Life Insurance Company

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
         December 31, 2002:
           Due in one year or less..........   $   816.0    $   820.1
           Due after one year through five
            years...........................     6,138.3      6,425.8
           Due after five years through ten
            years...........................     9,545.3     10,051.5
           Due after ten years..............     8,558.8      9,050.2
                                               ---------    ---------
           Subtotal.........................    25,058.4     26,347.6
           Asset/mortgage-backed
            securities......................     4,687.9      4,963.3
                                               ---------    ---------
           Total............................   $29,746.3    $31,310.9
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Par value, amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                Par Value Amortized Cost Fair Value
                                --------- -------------- ----------
                                           (in millions)
                                -----------------------------------
             December 31, 2002:
               Below 7%........ $2,172.7     $1,527.6     $1,584.7
               7%-8%...........  2,309.4      2,307.3      2,464.4
               8%-9%...........    598.1        587.1        635.3
               Above 9%........    264.6        265.9        278.9
                                --------     --------     --------
               Total........... $5,344.8     $4,687.9     $4,963.3
                                ========     ========     ========

The quality ratings of fixed maturity securities available-for-sale are as follows:

                                         December 31, 2002
                                       Fair Value  % of Total
                                       ----------  ----------
                                       (in millions except %)
                                       --------------------
                    Treasuries and AAA $ 6,111.8      19.5%
                      AA..............   1,815.5       5.8
                      A...............  10,404.6      33.2
                      BBB.............  10,922.5      34.9
                      BB..............   1,215.2       3.9
                      Less than BB....     841.3       2.7
                                       ---------     -----
                      Total........... $31,310.9     100.0%
                                       =========     =====

The major categories of net investment income are as follows:

                                         Year Ended December 31
                                         2002      2001     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
             Fixed maturity securities $2,030.3  $2,008.4 $2,015.5
             Equity securities........     10.1       9.7     12.7
             Mortgage loans on real
              estate..................    356.3     373.9    373.1
             Real estate..............     45.8      48.1     50.3
             Policy loans.............    133.6     124.3    123.8
             Invested cash............     30.4      63.5     85.5
             Other investments........     18.8      67.5     50.8
                                       --------  -------- --------
             Investment revenue.......  2,625.3   2,695.4  2,711.7
             Investment expense.......   (115.8)    141.2    124.9
                                       --------  -------- --------
             Net investment income.... $2,509.5  $2,554.2 $2,586.8
                                       ========  ======== ========

The detail of the net realized loss on investments and derivative instruments is as follows:

                                             Year Ended December 31
                                             2002     2001     2000
                                           -------  -------  -------
                                                 (in millions)
                                           -------------------------
          Fixed maturity securities
           available-for-sale:
            Gross gain.................... $ 163.8  $ 163.4  $ 131.3
            Gross loss....................  (578.5)  (421.1)  (203.3)
          Equity securities available-for-
           sale:
            Gross gain....................    11.8     13.4     32.6
            Gross loss....................   (22.2)    (5.7)   (25.5)
          Other investments...............    27.2     39.8     12.9
          Associated restoration of
           deferred acquisition costs and
           Provision for policyholder
           commitments....................   143.2    106.9     34.7
          Investment expenses.............    (9.3)    (9.0)    (7.0)
                                           -------  -------  -------
          Total Investments...............  (264.0)  (112.3)   (24.3)
          Derivative Instruments, net of
           associated amortization of
           deferred acquisition costs.....     1.2     (9.2)      --
                                           -------  -------  -------
          Total Investments and
           Derivative Instruments......... $(262.8) $(121.5) $ (24.3)
                                           =======  =======  =======

The Lincoln National Life Insurance Company

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the net realized loss on investments and derivative instruments shown above, are as follows:

                                             Year Ended December 31
                                              2002     2001   2000
                                             ------   ------  -----
                                                (in millions)
                                             --------------------
               Fixed maturity securities.... $296.6   $237.2  $41.2
               Equity securities............   21.4     15.7   14.6
               Mortgage loans on real estate    9.7     (2.7)   0.2
               Real estate..................     --      0.7     --
               Other long-term investments..    6.4      0.9     --
                                             ------   ------  -----
               Total........................ $334.1   $251.8  $56.0
                                             ======   ======  =====

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities is as follows:

                                          Year Ended December 31
                                           2002    2001    2000
                                         -----------------------
                                              (in millions)
                                         -----------------------
               Fixed maturity securities $1,219.5 $319.7  $684.0
               Equity securities........     13.0  (16.6)   (3.2)
                                         -------- ------  ------
               Total.................... $1,232.5 $303.1  $680.8
                                         ======== ======  ======

During the second quarter of 1998, LNL purchased three bonds issued with offsetting interest rate characteristics. Subsequent to the purchase of these bonds, interest rates increased and the value of one of these bonds decreased. This bond was sold at the end of the second quarter 1998 and a realized loss of $28.8 million ($18.7 million after-tax) was recorded. The other two bonds are still owned by LNL and are producing net investment income on an annual basis of $9.9 million ($6.4 million after-tax). Subsequent to these transactions being recorded, the Emerging Issues Task Force of the Financial Accounting Standards Board reached consensus with regard to accounting for this type of investment strategy. LNL is not required to apply the new accounting rules, however, if such rules were applied, the realized loss on the sale of $28.8 million ($18.7 million after-tax) on one of these bonds recorded at the end of the second quarter of 1998 would be reduced to $8.8 million ($5.7 million after-tax) and the difference would be applied as a change in the carrying amount of the two bonds that remain in LNL's portfolio. Also, net investment income for the year ended December 31, 2002, 2001 and 2000 would be less than reported by $2.9 million ($1.9 million after-tax), $2.7 million ($1.8 million after-tax) and $2.5 million ($1.6 million after-tax), respectively.

The balance sheet captions, "Real Estate" and "Property and Equipment," are shown net of allowances for depreciation as follows:

                                             December 31
                                             2002    2001
                                             ------------
                                             (in millions)
                                             ------------
                      Real estate........... $41.0  $ 38.4
                      Property and equipment  86.5   105.4

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                      December 31
                                                      2002    2001
                                                     -------------
                                                     (in millions)
                                                     -------------
            Impaired loans with allowance for losses $ 72.3  $25.6
            Allowance for losses....................  (11.9)  (2.2)
            Impaired loans with no allowance for
             losses.................................     --     --
                                                     ------  -----
            Net impaired loans...................... $ 60.4  $23.4
                                                     ======  =====

The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on LNL's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                    Year Ended
                                                   December 31
                                                2002   2001   2000
                                               -------------------
                                                  (in millions)
                                               -------------------
            Balance at beginning-of-year...... $ 2.2  $ 4.9  $ 4.7
            Provisions for losses.............  12.7    0.7    1.8
            Releases due to principal paydowns  (3.0)  (3.4)  (1.6)
            Releases due to foreclosures......    --     --     --
                                               -----  -----  -----
            Balance at end-of-year............ $11.9  $ 2.2  $ 4.9
                                               =====  =====  =====

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                  Year Ended
                                                  December 31
                                               2002  2001  2000
                                               -----------------
                                                 (in millions)
                                               -----------------
                Average recorded investment in
                 impaired loans............... $54.0 $25.0 $27.9
                Interest income recognized on
                 impaired loans...............   5.6   3.0   2.6

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2002 and 2001, LNL had mortgage loans on non-accrual status of $1.8 million and $0.0 million, respectively. As of December 31, 2002 and 2001, LNL had no mortgage loans past due 90 days and still accruing.

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, LNL had restructured mortgage loans of $4.6 million and $5.2 million, respectively. LNL recorded $0.4 million and $0.5 million of interest income on these restructured mortgage loans in 2002 and 2001, respectively. Interest income in the amount of $0.4 million and $0.5 million would have been recorded on these mortgage loans according to their original terms in 2002 and 2001, respectively. As of December 31, 2002 and December 31, 2001, LNL had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2002, LNL's investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $558.9 million. As of December 31, 2002, this includes $168.1 million of standby commitments to purchase real estate upon completion and leasing.

For the year ended December 31, 2002, fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing were not significant. As of December 31, 2002 and 2001, the carrying value of non-income producing securities was $34.8 million and $32.4 million, respectively.

The balance sheet account for other liabilities includes a reserve for guarantees of third-party debt in the amount of $0.4 million and $0.3 million at December 31, 2002 and 2001, respectively.

During the fourth quarter of 2000, LNL completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $186.0 million and carrying value of $185.7 million. LNL retained a 6.3% beneficial interest in the securitized assets. LNL received $172.7 million from the trust for the sale of the senior trust certificates representing the other 93.7% beneficial interest. A realized gain of $0.4 million pre- tax was recorded on this sale. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Cash flows received during 2002, 2001 and 2000 from interests retained in the trust were $2.6 million, $2.6 million and $0.4 million, respectively. The fair values of the mortgage loans were based on a discounted cash flow method based on credit rating, maturity and future income. Prepayments are expected to be less than 1% with an expected weighted-average life of 6.4 years. Credit losses are anticipated to be minimal over the life of the trust.

During the fourth quarter of 2001, LNL completed a second securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $209.7 million and a carrying value of $198.1 million. LNL received $209.7 million from the trust for the sale of the loans. A recourse liability was not recorded since LNL is not obligated to repurchase any loans from the trust that may later become delinquent. Servicing fees of $0.2 million and $0.03 million were received in 2002 and 2001, respectively. The transaction was hedged with total return swaps to lock in the value of the loans. LNL recorded a loss on the hedge of $10.1 million pre-tax and a realized gain on the sale of $11.6 million pre-tax resulting in a net gain of $1.5 million pre-tax. Upon securitization, LNL did not retain an interest in the securitized assets; however, LNL later invested $14.3 million of its general account assets in the certificates issued by the trust. This investment is included in fixed maturity securities on the balance sheet.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           Year Ended December 31
                                            2002     2001    2000
                                          -------  -------  ------
                                               (in millions)
                                          ------------------------
              Current.................... $(140.4) $ 456.1  $ 54.0
              Deferred...................    48.9   (299.7)  178.8
                                          -------  -------  ------
              Total tax expense (benefit) $ (91.5) $ 156.4  $232.8
                                          =======  =======  ======

The effective tax rate on pre-tax income is lower than the prevailing corporate Federal Income tax rate. A reconciliation of this difference is as follows:

                                            Year Ended December 31
                                             2002    2001    2000
                                           ------   ------  ------
                                                (in millions)
                                           -----------------------
             Tax rate times pre-tax income
              (loss)...................... $(14.9)  $233.9  $308.6
             Effect of:
               Tax-preferred investment
                income....................  (39.7)   (62.6)  (61.3)
               Other items................  (36.9)   (14.9)  (14.5)
                                           ------   ------  ------
             Provision for income taxes
              (benefit)................... $(91.5)  $156.4  $232.8
                                           ======   ======  ======
             Effective tax rate...........   (215)%     23%     26%

The effective tax rate is a ratio of tax expense (benefit) over pre-tax income
(loss). Since the pre-tax loss of $42.5 million resulted in a tax benefit of $91.5 million in 2002, an unusual effective tax rate of (215)% is reported.

The Lincoln National Life Insurance Company

The Federal income tax asset (liability) is as follows:

                                                        December 31
                                                       2002    2001
                                                      ------ -------
                                                       (in millions)
                                                      --------------
           Current receivable from (payable to)
            LNC...................................... $ 92.8 ($462.0)
           Deferred..................................   95.3   381.9
                                                      ------ -------
           Total Federal income tax asset (liability) $188.1  $(80.1)
                                                      ====== =======

Significant components of LNL's deferred tax assets and liabilities are as follows:

                                                     December 31
                                                    2002     2001
                                                  -------- --------
                                                    (in millions)
                                                  -----------------
            Deferred tax assets:
              Insurance and investment contract
               liabilities....................... $1,152.6 $  969.3
              Reinsurance deferred gain..........    397.5    392.3
              Net operating and capital loss
               carryforwards.....................     80.1     18.1
              Postretirement benefits other than
               pensions..........................     27.1     36.6
              Ceding commission asset............     16.7     18.6
              Compensation related...............     49.3     38.0
              Other..............................     87.4     84.4
                                                  -------- --------
            Total deferred tax assets............  1,810.7  1,557.3
                                                  -------- --------
            Deferred tax liabilities:
              Deferred acquisition costs.........    527.5    494.5
              Investment related.................    220.9     51.3
              Net unrealized gain on securities
               available-for-sale................    572.7    135.5
              Present value of business in-force.    354.5    391.5
              Other..............................     39.8    102.6
                                                  -------- --------
            Total deferred tax liabilities.......  1,715.4  1,175.4
                                                  -------- --------
            Net deferred tax asset............... $   95.3 $  381.9
                                                  ======== ========

The Company and its affiliates are part of a consolidated filing to the Internal Revenue Service with their common parent, Lincoln National Corporation. Cash paid to LNC for Federal income taxes in 2002 and 2001 was $396.5 million and $58.2 million, respectively. Cash received from LNC for Federal income taxes in 2000 was $38.0 million due to the carry back of 1999 tax losses.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2002, 2001, and 2000, LNL concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2002 and 2001.

At December 31, 2002, LNL had net operating loss carryforwards for Federal income tax purposes of $31.7 million for Lincoln Life New York that expire in the year 2013. The Company had net capital loss carryforwards of $156.2 million and First Penn had net capital loss carryforwards of $7.4 million that expire in the year 2007. Lincoln Life New York had net capital loss carryforwards of $33.5 million expiring in years 2004 through 2007. The net operating loss carryforwards and net capital loss carryforwards can be used in future LNC consolidated U.S. tax returns filed by its common parent. Accordingly, LNL believes that it is more likely than not that the net operating loss carryforwards and capital loss carryforwards will be fully utilized within the allowable carryforward period.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." At December 31, 2002, LNL has approximately $196.0 million of untaxed "Policyholders' Surplus" on which no payment of Federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable tax legislation, LNL does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized relating to LNL's Policyholders' Surplus balance. If the entire Policyholders' Surplus balance became taxable at the current Federal rate, the tax would be approximately $68.6 million.

--------------------------------------------------------------------------------
5. Supplemental Financial Data



Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees," are as follows:

                                         Year Ended December 31
                                         2002*    2001*     2000
                                       --------  -------- --------
                                              (in millions)
                                       ---------------------------
              Insurance assumed....... $  909.7  $1,363.7 $1,279.3
              Insurance ceded.........  1,750.1     953.2    513.6
                                       --------  -------- --------
              Net reinsurance premiums
               and fees............... $ (840.4) $  410.5 $  765.7
                                       ========  ======== ========

--------
*The reinsurance activity for the year ended December 31, 2001 includes the activity of the former Reinsurance segment for the eleven months ended November 30, 2001 and the activity related to the indemnity reinsurance transaction with Swiss Re for the one month ended December 31, 2001. The reinsurance activity for 2002 includes activity related to the indemnity reinsurance transaction with Swiss Re.

The income statement caption, "Benefits," is net of reinsurance recoveries of $1,145.0 million; $555.1 million and $356.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Detailed below is a breakdown of amounts included in LNL's balance sheet related to the reinsurance business sold to Swiss Re through indemnity reinsurance. Because LNL is not relieved of its liability to the ceding companies for this business,

The Lincoln National Life Insurance Company the liabilities and obligations associated with the reinsured contracts remain on the consolidated balance sheet of LNL with a corresponding reinsurance receivable from Swiss Re. At December 31, 2002, amounts recoverable from reinsurers included $5.1 billion related to the reinsurance business sold to Swiss Re.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                 Year Ended December 31
                                                   2002        2001
                                                  --------   ---------
                                                    (in millions)
                                                 ---------------------
           Balance at beginning-of-year......... $2,267.0    $2,385.6
           Deferral.............................    622.4       673.5
           Amortization.........................   (296.7)     (327.1)
           Adjustment related to realized losses
            on securities available-for-sale....    115.0       112.9
           Adjustment related to
            unrealized gains on securities
            available-for-sale..................   (338.5)     (187.2)
           Other................................      4.0      (390.7)
                                                  --------   --------
           Balance at end-of-period............. $2,373.2    $2,267.0
                                                  ========   ========

Realized gains and losses on investments and derivative instruments on the Statements of Income for the year ended December 31, 2002, 2001 and 2000 are net of amounts restored against deferred acquisition costs of $115.0 million, $112.9 million and $38.2 million, respectively. In addition, realized gains and losses for the years ended December 31, 2002, 2001 and 2000 are net of adjustments made to policyholder reserves of $25.6 million, $10.6 million and $(3.5) million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                          Year Ended December 31
                                         2002      2001      2000
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  566.7  $  812.3  $  830.5
            Other volume related
             expenses.................    264.2     191.4     222.3
            Operating and
             administrative expenses..    643.1     796.4     719.5
            Deferred acquisition costs
             net of amortization......   (325.7)   (346.4)   (428.1)
            Restructuring charges.....       --      37.4      (1.0)
            Goodwill amortization.....       --      26.5      24.9
            Other intangibles
             amortization.............    105.7      91.8     129.4
            Other.....................     95.8     103.4      90.0
                                       --------  --------  --------
            Total..................... $1,349.8  $1,712.8  $1,587.5
                                       ========  ========  ========

A reconciliation of the present value of business in-force for LNL's insurance subsidiaries included in other intangible assets is as follows:

                                                 December 31
                                          2002      2001      2000
                                        --------  --------  --------
                                                (in millions)
                                        ----------------------------
          Balance at
           beginning-of-year........... $1,118.5  $1,209.7  $1,353.3
          Adjustments to balance.......       --      (0.7)    (15.7)
          Interest accrued on
           unamortized balance
           (Interest rates range from
           5% to 7%)...................     61.4      71.0      77.6
          Amortization.................   (167.1)   (161.5)   (205.5)
                                        --------  --------  --------
          Balance at end-of-year.......  1,012.8   1,118.5   1,209.7
          Other intangible assets (non-
           insurance)..................
          Total other intangible assets
           at end-of-year.............. $     --  $     --  $   12.8
                                        ========  ========  ========

The Lincoln National Life Insurance Company

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                               December 31
                                             2002      2001
                                           --------- ---------
                                              (in millions)
                                           -------------------
                 Premium deposit funds.... $20,634.6 $18,553.7
                 Undistributed earnings on
                  participating business..     156.7     100.2
                 Other....................     610.9     562.7
                                           --------- ---------
                 Total.................... $21,402.2 $19,216.6
                                           ========= =========

Details underlying the balance sheet captions of short-term debt and surplus notes payable to LNC are as follows:

                                                    December 31
                                                   2002     2001
                                                 -------- --------
                                                   (in millions)
                                                 -----------------
              Short-term debt................... $  103.7 $  261.8
                                                 ======== ========
              Surplus notes due Lincoln National
               Corporation:
                6.56% surplus note, due 2028....   $500.0 $  500.0
                6.03% surplus note, due 2028....    750.0    750.0
                                                 -------- --------
              Total surplus notes............... $1,250.0 $1,250.0
                                                 ======== ========

The short-term debt represents short-term notes payable to LNC.

The surplus note for $500 million was issued to LNC in connection with the CIGNA indemnity reinsurance transaction on January 5, 1998 (see Note 7). This note calls for LNL to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.316 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

The surplus note for $750 million was issued on December 18, 1998 to LNC in connection with the Aetna indemnity reinsurance transaction (see Note 7). This note calls for the LNL to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of LNL's statutory earnings, only if LNL's statutory surplus exceeds specified levels ($2.38 billion at December 31, 2002), and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2002, 2001 and 2000 was $79.3 million, $80.6 million and $80.2 million, respectively.


--------------------------------------------------------------------------------
6. Employee Benefit Plans


Pension and Other Postretirement Benefit Plans -- U.S.
LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the better of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. The amendment to the employees' pension plan resulted in a $25.4 million pre-tax negative unrecognized prior service cost in 2001 that will be evenly recognized over future periods. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. LNL's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law. Effective January 1, 2000, one of these plans was amended to limit the maximum compensation recognized for benefit payment calculation purposes. The effect of this amendment was to reduce LNL's pension benefit obligation by $5.4 million.

The salary continuation plan provides certain officers of LNL defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became employees of LNL as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan. The effect of this plan curtailment was to decrease LNL's pension benefit obligation by $2.4 million. Effective January 1, 2000, a second supplemental executive retirement plan was established for this

The Lincoln National Life Insurance Company same group of executives to guarantee that the total benefit payable under the LNL employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of December 31, 1999. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNL 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Life insurance benefits are noncontributory; however, participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by year end 2001 to pay the full medical and dental premium cost when they retire. This change in the plan resulted in the immediate recognition at the end of 2001 of a one-time curtailment gain of $10.7 million pre-tax.

On December 1, 2001, Swiss Re acquired LNL's reinsurance business. This transaction resulted in the immediate recognition of a one-time curtailment gain on post retirement benefits of $6 million pre-tax and additional expense of $1.4 million pre-tax related to pension benefits for a net curtailment gain of $4.6 million pre-tax. This net curtailment gain was included in the realized gain on sale of subsidiaries for the year ended December 31, 2001. Due to the release of the pension obligations on these former LNL employees, there was a $16 million gain in the pension plan that was used to offset prior plan losses.

The Lincoln National Life Insurance Company

Information with respect to defined benefit plan asset activity and defined benefit plan obligations is as follows:

                                                      Year Ended December 31
                                                  ------------------------------------
                                                                   Other Postretirement
                                                  Pension Benefits    Benefits
                                                  ---------------  --------------------
                                                   2002     2001    2002       2001
                                                  ------   ------  ---------  --------
                                                           (in millions)
                                                  -------------------------------------
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $340.4   $334.5  $   --     $   --
  Transfers of assets............................   (1.4)     2.5      --         --
  Actual return on plan assets...................  (31.1)   (15.5)     --         --
  Company contributions..........................   58.0     33.8      --         --
  Administrative expenses........................   (1.6)    (0.9)     --         --
  Benefits paid..................................  (21.3)   (14.0)     --         --
                                                  ------   ------   ------     ------
  Fair value of plan assets at end-of-year....... $343.0   $340.4  $   --     $   --
                                                  ======   ======   ======     ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........ $399.3   $388.2  $ 81.9     $ 88.5
  Transfers of benefit obligations...............   (1.3)     2.7    (0.9)       0.1
  Plan amendments................................     --    (25.4)     --         --
  Service cost...................................   17.3     13.4     1.4        2.6
  Interest cost..................................   26.8     28.8     5.1        6.2
  Plan participants' contributions...............     --       --     1.1        1.7
  Sale of business segment.......................     --       --      --       (6.0)
  Plan curtailment gain..........................     --    (16.0)     --      (11.2)
  Actuarial (gains) losses.......................   20.3     21.6     6.8        7.6
  Benefits paid..................................  (21.3)   (14.0)   (6.5)      (7.6)
                                                  ------   ------   ------     ------
  Benefit obligation at end-of-year.............. $441.1   $399.3  $ 88.9     $ 81.9
                                                  ======   ======   ======     ======
Underfunded status of the plans.................. $(98.1)  $(58.9) $(88.9)    $(81.9)
Unrecognized net actuarial losses................  109.3     32.4     8.2        1.0
Unrecognized negative prior service cost.........  (19.8)   (24.7)     --         --
                                                  ------   ------   ------     ------
Accrued benefit cost............................. $ (8.6)  $(51.2) $(80.7)    $(80.9)
                                                  ======   ======   ======     ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................   6.50%    7.00%   6.50%      7.00%
  Expected return on plan assets.................   8.25%    9.00%     --         --
Rate of increase in compensation:
  Salary continuation plan.......................   5.00%    5.00%     --         --
  All other plans................................   4.00%    4.00%   4.00%      4.00%

In 2002, all plans have projected benefit obligations in excess of plan assets. In 2001, the funded status amounts in the pension benefits columns above combine plans with projected benefit obligations in excess of plan assets and plans with plan assets in excess of projected benefit obligations. At December 31, 2001, for plans that have projected benefit obligations in excess of plan assets, the aggregate projected benefit obligations were $269.8 million, the aggregate accumulated benefit obligations were $245.9 million and the aggregate fair value of plan assets was $208.5 million.

As is required by SFAS No. 87, "Employer's Accounting for Pensions," for plans where the accumulated benefit obligation exceeds the fair value of plan assets, the Company has recognized the minimum pension liability of the unfunded accumulated benefit obligation as a liability with an offsetting adjustment to Other Comprehensive Income, net of tax impact. As of December 31, 2002, this minimum pension liability amounted to $51.9 million ($79.8 million pre-tax).

Plan assets for both the funded employees and agents plans are principally invested in equity and fixed income funds managed by LNL's affiliate, Delaware Management Holdings, Inc.

The Lincoln National Life Insurance Company

The components of net defined benefit pension plan and postretirement benefit plan costs are as follows:

                                                   Year Ended December 31
                                        -------------------------------------------
                                                                Other Postretirement
                                           Pension Benefits           Benefits
                                        ----------------------  --------------------
                                           2002    2001    2000   2002   2001   2000
                                        ------  ------  ------  -----  -----  -----
                                                       (in millions)
                                        -------------------------------------------
Service cost........................... $ 17.8  $ 13.9  $ 12.5  $ 1.4  $ 2.6  $ 2.1
Interest cost..........................   26.8    28.8    26.1    5.1    6.2    5.7
Expected return on plan assets.........  (27.1)  (29.8)  (29.0)    --     --     --
Amortization of prior service cost.....   (2.4)    0.2     0.2     --     --     --
Recognized net actuarial (gains) losses    0.2     0.2    (2.0)  (0.4)  (0.4)  (0.7)
                                        ------  ------  ------  -----  -----  -----
Net periodic benefit cost.............. $ 15.3  $ 13.3  $  7.8  $ 6.1  $ 8.4  $ 7.1
                                        ======  ======  ======  =====  =====  =====

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capital cost of covered benefits (i.e. health care cost trend rate) of 10.0% for 2002. It further assumes the rate will gradually decrease to 5.0% by 2014 and remain at that level. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefits obligation as of December 31, 2002 and 2001 by $6.2 million and $5.7 million, respectively. The aggregate of the estimated service and interest cost components of net periodic postretirement benefits cost for the year ended December 31, 2002 and 2001 would increase by $0.5 million and $0.7 million, respectively.

LNL maintains a defined contribution plan for its U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNL assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNL agents. The combined pre-tax expenses for these plans amounted to $1.0 million, $2.8 million and $4.2 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's contribution as well as changes in the measurement of LNL's liabilities under these plans.

401(k) Plans
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). LNL's contributions to the 401(k) plans for its U.S. employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. As a result of LNC attaining the goals established under the three-year long-term incentive plan for 1998 through 2000, an additional match was made in 2001 on a participant's 2000 pre-tax contribution, not to exceed 6% of base pay, multiplied by 50%. LNL's expense for the 401(k) plan amounted to $12.6 million, $13.5 million and $21.0 million in 2002, 2001 and 2000, respectively.

Deferred Compensation Plans
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, LNL agrees to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in an LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. LNL makes matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of LNL's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense (income) for these plans amounted to $(3.6) million, $(2.9) million and $3.0 million in 2002, 2001 and 2000, respectively. These expenses reflect both LNL's employer matching contributions, as well as changes in the measurement of LNL's liabilities under these plans.

In the fourth quarter of 1999, LNC modified the terms of the deferred compensation plans to provide that plan participants who selected LNC stock as the measure for their investment return would receive shares of LNC stock in satisfaction of this portion of their deferral. In addition, participants were precluded from diversifying any portion of their deferred compensation plan account that is measured by LNC's stock performance. As a result of these modifications to the plans, ongoing changes in value of LNC's stock no longer affect the expenses associated with this portion of the deferred compensation plans.

The Lincoln National Life Insurance Company

In connection with the acquisition of the block of individual life insurance and annuity business from CIGNA, LNL assumed the liability for an unfunded contributory deferred compensation plan covering certain former CIGNA employees and agents. These participants became immediately eligible for the LNC contributory deferred compensation plans, and therefore this plan was frozen as to future deferrals as of January 1, 1998. Effective January 1, 2001, this frozen plan was merged into the LNC contributory deferred compensation plans and the associated expenses for 2002, 2001 and 2000 are included in those plan expenses disclosed above.

LNL's total liabilities associated with these plans were $103.7 million and $101.4 million at December 31, 2002 and 2001, respectively.

Incentive Plans
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans to LNL employees and agents are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

In 2000, as a result of changes in the interpretation of the existing accounting rules for stock options, LNC decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In the first quarter of 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program for agents. The first awards under this program were also made in the first quarter of 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

LNL recognizes compensation expense for its agents in the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. LNL hedges this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense (income) recognized by LNL for the SAR program for 2002, 2001 and 2000 was $(0.7) million, $4.8 million and $3.1 million, respectively. The mark-to-market gain
(loss) recognized through net income on call options on LNC stock for 2002, 2001 and 2000 was $(6.7) million, $0.8 million and $1.3 million, respectively. The SAR liability at December 31, 2002 and 2001 was $3.7 million and $6.5 million, respectively.

Through 2002, LNL recognized compensation expense for LNC stock option grants to LNL employees and agents using the intrinsic value method of accounting and provided the required pro forma information for stock options granted after December 31, 1994. Accordingly, no compensation expense has been recognized for stock option incentive plans through 2002. Had compensation expense for LNC stock option grants to LNL employees been determined based on the estimated fair value at the grant dates for awards under those plans, LNL's pro forma net income for the last three years (2002, 2001 and 2000) would have been $39.8 million, $479.9 million and $639.4 million, respectively (a decrease of $9.2 million, $16.2 million and $9.5 million, respectively).

The above effects on pro forma net income of expensing the estimated fair value of stock options are not necessarily representative of the effects on reported net income for future years due to factors such as the vesting period of the stock options and the potential for issuance of additional stock options in future years.

The fair value of options used as a basis for the pro forma disclosures, shown above, was estimated as of the date of grant using a Black-Scholes option-pricing model. Included in the above pro forma decrease in net income for 2001 was $5.9 million after-tax of stock option expense related to the former Reinsurance segment.

On August 8, 2002, LNC announced plans to expense the fair value of employee stock options beginning in 2003 under FAS 123. FAS 148, issued on December 31, 2002, provides for alternative methods of transition for entities that change to the fair value method of accounting for stock-based compensation. LNC will adopt the fair value method of accounting under FAS 123, as amended by FAS 148, as of January 1, 2003; therefore, LNL will present restated financial statements for the years 2002 and 2001 in its 2003 audited financial statements.

Effective January 1, 2003, LNC's stock option employee compensation plan and long-term cash incentive compensation plan were revised and combined to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. The performance measures for the initial grant under the new plan will be calculated over a three-year period from grant date and will compare LNC's performance relative

The Lincoln National Life Insurance Company to a selected group of peer companies. Comparative performance measures will include relative growth in earnings per share, return on equity and total share performance. Certain participants in the new plans will select from seven different combinations of stock options, performance shares and cash in determining the form of their award. Other participants will have their award paid in performance shares. This plan will replace the current LNC stock option plan.

Information with respect to LNC stock options outstanding for LNL employees and agents at December 31, 2002 is as follows:

                   Options Outstanding                          Options Exercisable
--------------------------------------------------------- -------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at    Weighted-
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Average Exercise
 Prices       2002          (Years)       Exercise Price       2002           Price
-------- -------------- ---------------- ---------------- -------------- ----------------
$10-$20       94,042          0.87            $19.80           94,042         $19.80
 21- 30    1,515,448          6.12             25.43        1,038,904          25.76
 31- 40      285,735          6.95             35.23          163,785          35.89
 41- 50    2,512,254          6.49             43.66        1,721,058          43.67
 51- 60    2,231,192          7.58             51.38        1,017,538          50.84
-------    ---------                                        ---------
$10-$60    6,638,671                                        4,035,327
=======    =========                                        =========

The option price assumptions used for grants to LNL employees and agents were as follows:

                                                    Year Ended December 31
                                                    2002    2001    2000
                                                    ------  ------  -----
     Dividend yield................................    2.5%    2.8%   4.6%
     Expected volatility...........................   39.6%   40.0%  39.2%
     Risk-free interest rate.......................    4.5%    4.6%   6.5%
     Expected life (in years)......................    4.2     4.2    4.9
     Weighted-average fair value per option granted $16.00  $13.38  $7.84

Information with respect to the incentive plans involving stock options granted to LNL employees and agents is as follows:

                                        Options Outstanding       Options Exercisable
                                     -------------------------- ------------------------
                                                   Weighted-                Weighted-
                                                    Average                  Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ----------  -------------- --------- --------------
Balance at January 1, 2000..........  5,994,960      $39.88     2,143,460     $30.25
Granted-original....................  1,970,665       26.04
Granted-reloads.....................     40,278       45.99
Exercised (includes shares tendered)   (372,902)      21.98
Forfeited...........................   (464,048)      45.18
                                     ----------      ------     ---------     ------
Balance at December 31, 2000........  7,168,953      $36.69     2,813,438      13.92
                                     ==========      ======     =========     ======
Granted-original....................  1,418,190       43.52
Granted-reloads.....................     60,111       48.64
Exercised (includes shares tendered) (1,162,373)      28.45
Forfeited...........................   (251,604)      44.01
                                     ----------      ------     ---------     ------
Balance at December 31, 2001........  7,233,277       39.20     4,213,907      39.05
                                     ==========      ======     =========     ======
Granted-original....................  1,035,180       51.59
Granted-reloads.....................     12,103       48.41
Exercised (includes shares tendered) (1,316,702)      36.31
Forfeited...........................   (331,487)      46.09
Intercompany transfer...............      6,300       41.39
                                     ----------      ------     ---------     ------
Balance at December 31, 2002........  6,638,671      $41.39     4,035,327     $40.00
                                     ==========      ======     =========     ======

The Lincoln National Life Insurance Company

Information with respect to the LNC incentive plan SARs outstanding for LNL agents at December 31, 2002 is as follows:

                SARs Outstanding                                 SARs Exercisable
-        ------------------------------- ---------------- -------------------------------
-----------------------------------------------------------------------------------------
             Number     Weighted-Average                      Number
Range of Outstanding at    Remaining                      Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average  December 31,  Weighted-Average
 Prices       2002          (Years)       Exercise Price       2002       Exercise Price
-----------------------------------------------------------------------------------------
$21-$30      487,710          2.19            $24.72         183,364          $24.72
 31- 40        3,875          2.45             36.98           1,788           36.90
 41- 50      518,588          3.20             43.57         115,956           43.59
 51- 60      372,075          4.20             52.10              --              --
-------    ---------                                         -------
$10-$60    1,382,248                                         301,108
=======    =========                                         =======

The option price assumptions used for grants to LNL agents under the LNC SAR plan for 2002, 2001 and 2000 were as follows:

                                                   2002    2001    2000
                                                  ------  ------  ------
      Dividend yield.............................    2.7%    2.7%    3.8%
      Expected volatility........................   29.5%   42.0%   46.0%
      Risk-free interest rate....................    5.0%    5.5%    7.3%
      Expected life (in years)...................    5.0     5.0     5.0
      Weighted-average fair value per SAR granted $10.86  $18.84  $14.62

Information with respect to the LNC incentive plan involving SARs granted to LNL agents is as follows:

                                          SARs Outstanding           SARs Exercisable
                                     --------------------------- ------------------------
                                                Weighted-Average         Weighted-Average
                                       Shares    Exercise Price  Shares   Exercise Price
                                     ---------  ---------------- ------- ----------------
Balance at January 1, 2000..........        --       $   --           --      $   --
Granted-original....................   866,168        24.94
Exercised (includes shares tendered)   (72,823)       24.72
Forfeited...........................   (42,293)       25.19
                                     ---------       ------      -------      ------
Balance at December 31, 2000........   751,052        24.94       82,421       24.72
                                     =========       ======      =======      ======
Granted-original....................   544,205        43.51
Exercised (includes shares tendered)  (142,785)       24.74
Forfeited...........................   (27,381)       28.92
                                     ---------       ------      -------      ------
Balance at December 31, 2001........ 1,125,091        33.85      102,710       25.02
                                     =========       ======      =======      ======
Granted-original....................   383,675        51.95
Exercised (includes shares tendered)   (90,818)       28.57
Forfeited...........................   (35,700)       34.95
                                     ---------       ------      -------      ------
Balance at December 31, 2002........ 1,382,248       $39.20      301,108      $32.06
                                     =========       ======      =======      ======

Restricted LNC stock (non-vested stock) awarded to LNL employees and agents from 2000 through 2002 was as follows:

                                                     Year Ended December 31
                                                       2002   2001    2000
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  46,500  32,639  80,929
   Weighted-average price per share at time of grant $ 33.55 $ 45.59 $ 39.64

--------------------------------------------------------------------------------
7. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions
Net income (loss) as determined in accordance with statutory accounting practices for The Lincoln National Life Insurance Company (the "Company") and its insurance subsidiaries excluding the insurance subsidiaries sold to Swiss Re in 2001 was $(0.252) billion, $0.197 billion and $0.621 billion for 2002, 2001 and 2000, respectively. On December 7, 2001, Swiss Re acquired LNC's reinsurance operations. The trans-

action structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. See Note 11 for further discussion of Swiss Re's acquisition of LNC's reinsurance operations.

Shareholder's equity as determined in accordance with statutory accounting practices for the Company and its insurance

The Lincoln National Life Insurance Company subsidiaries was $2.6 billion and $3.5 billion for December 31, 2002 and 2001, respectively.

The National Association of Insurance Commissioners revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and has resulted in changes to the accounting practices that the Company and its insurance subsidiaries use to prepare their statutory-basis financial statements. The impact of these changes to the Company and its insurance subsidiaries' statutory-based capital and surplus as of January 1, 2001 was not significant.

The Company acquired a block of individual life insurance and annuity business from CIGNA Corporation in January 1998 and a block of individual life insurance from Aetna Inc. in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related statutory ceding commission flows through the statement of operations as an expense resulting in a reduction of statutory earned surplus. As a result of these acquisitions, the Company's statutory earned surplus was negative.

The Company and its insurance subsidiaries are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. Generally, these restrictions pose no short-term liquidity concerns for LNC. As a result of negative statutory earned surplus, the Company was required to obtain the prior approval of the Indiana Insurance Commissioner ("Commissioner") before paying any dividends to LNC until its statutory earned surplus became positive. During the first quarter of 2002, the Company received approval from the Commissioner to reclassify total dividends of $495 million paid to LNC in 2001 from the Company's earned surplus to paid-in-capital. This change plus the increase in statutory earned surplus from the disposition of LNC's reinsurance operations through an indemnity reinsurance transaction with Swiss Re resulted in positive statutory earned surplus for the Company at December 31, 2001.

In general, dividends are not subject to prior approval from the Commissioner provided the Company's statutory earned surplus is positive and such dividends do not exceed the standard limitation of the greater of 10% of total statutory earned surplus or the amount of statutory earnings in the prior calendar year. Dividends of $710 million were paid by the Company to LNC in the second quarter of 2002. These distributions were made in two installments. The first installment of $60 million was paid in April. The second installment of $650 million was paid in June. As both installments exceeded the standard limitation noted above, a special request was made for each payment and each was approved by the Commissioner. Both distributions represented a portion of the proceeds received from the indemnity reinsurance transaction with Swiss Re. As a result of the payment of dividends plus the statutory loss in 2002, the Company's statutory earned surplus is negative as of December 31, 2002. Due to the negative statutory earned surplus as of December 31, 2002, any dividend(s) paid by the Company in 2003 will be subject to prior approval from the Commissioner. As occurred in 2001, dividends approved and paid while statutory earned surplus is negative will be classified as a reduction to paid-in-capital.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

Reinsurance Contingencies

See Note 11, "Acquisition and Divestitures," for discussion of contingencies surrounding Swiss Re's acquisition of LNC's reinsurance operations on December 7, 2001.

Marketing and Compliance Issues

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor the company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future developments will not materially affect the consolidated financial position of LNL.

Leases

LNL leases its Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide LNL with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. LNL also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2002, 2001 and 2000 was $55.5 million, $63.2 million and $61.7 million, respectively. Future minimum rental commitments are as follows (in millions):

                                2003...... $50.7
                                2004......  49.8
                                2005......  49.2
                                2006......  46.2
                                2007......  44.7
                                Thereafter  48.6

The Lincoln National Life Insurance Company

Information Technology Commitment

In February 1998, LNL signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Annual costs are dependent on usage but are expected to range from $60.0 million to $70.0 million.

Insurance Ceded and Assumed

LNL's insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. LNL seeks reinsurance coverage within the businesses that sell life insurance to limit its liabilities. As of December 31, 2002, LNL's retention policy is to retain no more than $10.0 million on a single insured life. For 2003, the retention policy was changed to limit retention on new sales to $5 million. Portions of LNL's deferred annuity business have also been co-insured with other companies to limit LNC's exposure to interest rate risks. At December 31, 2002, the reserves associated with these reinsurance arrangements totaled $2,009.0 million. To cover products other than life insurance, LNL acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). LNL's insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

Vulnerability from Concentrations

At December 31, 2002, LNL did not have a material concentration of financial instruments in a single investee or industry. LNL's investments in mortgage loans principally involve commercial real estate. At December 31, 2002, 28% of such mortgages, or $1.2 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $38.2 million. Also at December 31, 2002, LNL did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to LNL's financial position. Although LNL does not have any significant concentration of customers, LNL's Retirement segment has a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. In 2002, the American Legacy Variable Annuity product line sold through AFD accounted for about 15% of LNL's total gross annuity deposits. In addition, the American Legacy Variable Annuity product line represents approximately 31% of LNL's total gross annuity account values at December 31, 2002. Recently, LNL and AFD have agreed to transition the wholesaling of American Legacy to LFD. Currently, AFD uses wholesalers who focus on both American Funds mutual funds as well as the American Legacy Variable Annuity products. Segment management believes that this change to a dedicated team focused on key broker/dealer relationships developed in conjunction with AFD, should lead to renewed growth in American Legacy Variable Annuity sales.

Other Contingency Matters

LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the consolidated financial position of LNL.

In 2001, LNL concluded the settlement of all class action lawsuits alleging fraud in the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998. Since 2001, LNL has reached settlements with a substantial number of the owners of policies that opted out of the class action settlement. LNL continues to defend a small number of opt out claims and lawsuits. While there is continuing uncertainty about the ultimate costs of settling the remaining opt out cases, it is management's opinion that established reserves are adequate and future developments will not materially affect the consolidated financial position of LNL.

LNL has pursued claims with their liability insurance carriers for reimbursement of certain costs incurred in connection with the class action settlement and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, LNL settled their claims against three liability carriers on a favorable basis. LNL continues to pursue similar claims against a fourth liability insurance carrier.

For discussion of the resolution of legal proceedings related to LNC's sale of its former reinsurance business to Swiss Re, refer to the discussion within
Note 11, "Acquisitions and Divestitures."

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $9.0 million and $10.3 million were outstanding at December 31, 2002 and 2001, respectively.

Certain subsidiaries of LNL have sold commercial mortgage loans through grantor trusts, which issued pass-through

The Lincoln National Life Insurance Company certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, LNL has recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2004 through 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps, interest rate caps and swaptions. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. Call options on the S&P 500 index were used for reinsurance programs and as a result of the acquisition by Swiss Re of LNC's reinsurance operations in December 2001, this equity market risk management strategy was terminated. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings above S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNC is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa2. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of LNL's derivative activities. LNC's derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

The Lincoln National Life Insurance Company

LNL has derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                           Assets (Liabilities)
                                                                      ------------------------------
                                                       Notional or    Carrying Fair   Carrying Fair
                                                     Contract Amounts  Value   Value   Value   Value
                                                     ---------------  -------- -----  -------- -----
                                                       December 31      December 31    December 31
                                                      2002     2001     2002   2002     2001   2001
                                                     -------  ------- -------- -----  -------- -----
                                                                     (in millions)

                                                     ----------------------------------------------
Interest rate derivative instruments:
  Interest rate cap agreements...................... 1,276.8  1,258.8  $ 4.7   $ 4.7   $ 0.6   $ 0.6
  Swaptions.........................................   180.0  1,752.0    0.0     0.0     0.1     0.1
  Interest rate swap agreements.....................   429.1    335.1   51.9    51.9    21.0    21.0
                                                     -------  -------  -----   -----   -----   -----
    Total interest rate derivative instruments...... 1,885.9  3,345.9   56.6    56.6    21.7    21.7
Foreign currency derivative instruments:
  Foreign currency swaps............................    61.5     94.6   (2.4)   (2.4)    5.9     5.9
                                                     -------  -------  -----   -----   -----   -----
    Total foreign currency derivative instruments...    61.5     94.6   (2.4)   (2.4)    5.9     5.9
Credit derivative instruments:
  Credit default swaps..............................    26.0     29.0    0.9     0.9     0.9     0.9
Equity indexed derivative instruments:
  Call options (based on LNC Stock).................     1.3      1.1    7.4     7.4    20.5    20.5
                                                     -------  -------  -----   -----   -----   -----
    Total equity indexed derivative instruments.....     1.3      1.1    7.4     7.4    20.5    20.5
Embedded derivatives per FAS 133....................      --       --    2.3     2.3     0.3     0.3
                                                     -------  -------  -----   -----   -----   -----
    Total derivative instruments.................... 1,974.7  3,470.6  $64.8   $64.8   $49.3   $49.3
                                                     =======  =======  =====   =====   =====   =====

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                               Interest Rate                     Interest Rate
                              Cap Agreements       Swaptions     Swap Agreements
                             ----------------  ----------------- -------------
                                December 31       December 31     December 31
                               2002     2001     2002     2001    2002    2001
                             -------  -------  --------  ------- -----   ------
                                               (in millions)
                             -------------------------------------------------
Balance at beginning-of-year 1,258.8  1,558.8   1,752.0  1,752.0 335.1    708.2
New contracts...............   800.0       --        --       -- 146.6       --
Terminations and maturities.  (782.0)  (300.0) (1,572.0)      -- (52.6)  (373.1)
                             -------  -------  --------  ------- -----   ------
Balance at end-of-year...... 1,276.8  1,258.8     180.0  1,752.0 429.1    335.1
                             =======  =======  ========  ======= =====   ======

                                                Foreign Currency
                                                Swap Agreements
                                                ---------------
                                                 December 31
                                                 2002    2001
                                                 -----   ------
                                                (in millions)
                                                ---------------
                   Balance at beginning-of-year  94.6     37.5
                   New contracts...............    --     80.9
                   Terminations and maturities. (33.1)   (23.8)
                   Foreign exchange adjustment.    --       --
                                                 -----   -----
                   Balance at end-of-year......  61.5     94.6
                                                 =====   =====

The Lincoln National Life Insurance Company

                                                    Call Options Call Options
                                     Credit Default  (Based on    (Based on
                                       Swaps            S&P)     LNC Stock)
                                     -------------- ------------ -----------
                                     December 31    December 31  December 31
                                     2002    2001   2002  2001   2002   2001
                                     ----    ------ ---- ------  ----   ----
                                                (in millions)
                                     --------------------------------------
        Balance at beginning-of-year 29.0    29.0    --   183.3   1.1    0.6
        New contracts...............   --      --    --   141.9   0.3    0.6
        Terminations and maturities. (3.0)     --    --  (325.2) (0.1)  (0.1)
                                      ----    ----   --  ------  ----   ----
        Balance at end-of-year...... 26.0    29.0    --      --   1.3    1.1
                                      ====    ====   ==  ======  ====   ====

                                                Total Return Swaps
                                                December 31
                                                ------------------
                                                2002     2001
                                                ------- ---------
                                                (in millions)
                                                ------------------
                   Balance at beginning-of-year  --         --
                   New contracts...............  --      190.0
                   Terminations and maturities.  --     (190.0)
                                                 --      ------
                   Balance at end-of-year......  --         --
                                                 ==      ======

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2002 and 2001, LNL had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. LNL did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 to the consolidated financial statements for detailed discussion of the accounting treatment for derivative instruments. For the year ended December 31, 2002 and 2001, LNL recognized a net gain of $2.5 million after-tax and a net loss of $6.0 million after-tax, respectively, in net income as a component of realized gains and losses on investments and derivative instruments. These gains (losses) relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the year ended December 31, 2002 and 2001, LNL recognized a gain of $8.8 million after-tax and $4.9 million after-tax, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges. In addition, for the year ended December 31, 2001, $0.5 million after-tax was reclassified from unrealized gain (loss) on securities available-for-sale to unrealized gain
(loss) on derivative instruments, both in OCI. This reclassification relates to derivative instruments that were marked to market through unrealized gain
(loss) on securities available-for-sale prior to the adoption of FAS 133.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements
LNL uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. LNL is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

LNL also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2002, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps
LNL uses foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging

The Lincoln National Life Insurance Company foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2003 through 2006.

Call Options on LNC Stock
LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to LNL agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. LNL's call option positions will be maintained until such time the SARs are either exercised or expire and LNL's SAR liabilities are extinguished. The SARs expire five years from the date of grant.

Total Return Swaps
LNL used total return swaps in 2001 to hedge its exposure to interest rate and spread risk resulting from the forecasted sale of assets in a securitization of certain LNL mortgage loans in 2001. A total return swap is an agreement that allows the holder to protect itself against loss of value by effectively transferring the economic risk of asset ownership to the counterparty. The holder pays (receives) the total return equal to interest plus capital gains or losses on a referenced asset and receives a floating rate of interest. As of December 31, 2002, LNL did not have any open total return swaps.

Gains and losses on derivative contracts are reclassified from accumulated OCI to current period earnings. As of December 31, 2002, $13.7 million of the deferred net gains on derivative instruments accumulated in OCI are expected to be reclassified as earnings during the next twelve months. The amount reclassed from accumulated OCI to earnings for derivative instruments was $16.1 million and $9.7 million for the year ended December 31, 2002 and 2001, respectively. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of SARs.

All Other Derivative Instruments

LNL uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by LNL for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the consolidated statement of income except where otherwise noted below).

Interest Rate Cap Agreements
The interest rate cap agreements, which expire in 2003 through 2007, entitle LNL to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of LNL's interest rate cap agreement program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under FAS 133.

Swaptions
Swaptions, which expire in 2003, entitle LNL to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of LNL's swaption program is to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provide an economic hedge of the annuity line of business. However, the swaptions are not linked to specific assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under FAS 133. Therefore, the swaptions do not qualify for hedge accounting under FAS 133.

Credit Default Swaps
LNL uses credit default swaps which expire in 2003 through 2006 to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows LNL to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. LNL has not currently qualified credit default swaps for hedge accounting under FAS 133 as amounts are insignificant.

Call Options on S&P 500 Index
Prior to Swiss Re's acquisition of LNC's reinsurance operation in December 2001, LNL used S&P 500 index call options to offset the increase in its liabilities resulting from certain reinsurance agreements which guaranteed payment of the appreciation of the S&P 500 index on certain underlying annuity products. The call options provided LNL with settlement payments from the counterparties on specified expiration dates. The payment, if any, was the percentage increase in the index, over the strike price defined in the contract, applied to the notional amount. The S&P 500 call options provided an economic hedge of the reinsurance liabilities, but the hedging relationship was not eligible for hedge accounting treatment under FAS 133.

The Lincoln National Life Insurance Company

Call Options on LNC Stock
As discussed previously in the Cash Flow Hedges section, LNL uses call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to LNL agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under FAS 133.

Derivative Instrument Embedded in Deferred Compensation Plan
LNC has certain deferred compensation plans that have embedded derivative instruments. LNL's liability related to these plans varies based on the investment options selected by its participants. The liability related to certain investment options selected by the participants is marked to market through net income. This derivative instrument is not eligible for hedge accounting treatment under FAS 133.

Call Options on Bifurcated Remarketable Put Bonds
LNL owns various debt securities that contain call options attached by an investment banker before the sale to the investor. These freestanding call options are exercisable by a party other than the issuer of the debt security to which they are attached and are accounted for separately from the debt security. LNL has not currently qualified call options bifurcated from remarketable put bonds for hedge accounting treatment as amounts are insignificant.

LNL has used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, any derivative type that was not outstanding from January 1, 2001 through December 31, 2002 is not discussed in this disclosure. Other derivative instruments LNL has used include spread-lock agreements, financial futures, put options, and commodity swaps. At December 31, 2002, there are no outstanding positions in these derivative instruments.

Additional Derivative Information
Income and (expenses) for the agreements and contracts described above amounted to $12.2 million, $3.5 million and $(7.3) million in 2002, 2001 and 2000, respectively. The increase in income for 2002 was primarily because of payments received on interest rate swaps. The increase in 2001 was primarily because under FAS 133 premiums for caps and swaptions are no longer amortized.

LNL is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, LNL does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in LNL's favor. At December 31, 2002, the exposure was $62.5 million.


--------------------------------------------------------------------------------
8. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of LNL's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of LNL's financial instruments.

Fixed Maturity and Equity Securities
Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans
The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments
LNL employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices for financial futures contracts; 2) industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps, credit default swaps and total return swaps; 3) Monte Carlo techniques for the equity call options on LNC stock. These techniques project cash flows of the derivatives using current and implied future market conditions. The cash flows are then present valued to arrive at the derivatives' current fair market values; and 4) Black-Scholes pricing methodology for standard European equity call options.

Other Investments, and Cash and Invested Cash
The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance

The Lincoln National Life Insurance Company sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts
The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e. deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by LNL. It is LNL's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about LNL's shareholders' equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. LNL and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term Debt and Surplus Notes Due LNC
Fair values for the surplus notes due LNC are based on quoted market prices of similar issues or are estimated using discounted cash flow analysis based on LNL's current incremental borrowing rate for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, the carrying value approximates fair value.

Guarantees
LNL's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to the mortgage loan pass-through certificates is insignificant.

Investment Commitments
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts
Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of LNL's financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               ----------------------------------------------------
                                                                                    December 31
                                                               ----------------------------------------------------
                                                                    2002         2002          2001         2001
                                                               ----------------------------------------------------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
  Fixed maturities securities.................................   $ 31,310.9   $ 31,310.9    $ 26,944.9   $ 26,944.9
  Equity securities...........................................        207.7        207.7         258.7        258.7
  Mortgage loans on real estate...............................      4,199.7      4,672.5       4,527.3      4,682.6
  Policy loans................................................      1,937.7      2,109.4       1,931.1      2,089.5
  Derivative Instruments......................................         64.8         64.8          49.3         49.3
  Other investments...........................................        377.7        377.7         507.0        507.0
  Cash and invested cash......................................      1,246.5      1,246.5       2,818.4      2,818.4
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (20,175.0)   (20,408.3)    (18,220.7)   (18,261.5)
  Remaining guaranteed interest and similar contracts.........       (112.6)      (120.3)       (123.5)      (129.8)
  Short-term debt.............................................       (103.7)      (103.7)       (261.8)      (261.8)
  Surplus notes payable to LNC................................     (1,250.0)    (1,125.4)     (1,250.0)      (962.0)
  Guarantees..................................................         (0.4)          --          (0.3)          --
  Investment commitments......................................           --          0.9            --         (5.3)

The Lincoln National Life Insurance Company

As of December 31, 2002 and 2001, the carrying value of the deposit contracts and certain guaranteed contracts is net of deferred acquisition costs of $486.0 million and $338.9 million, respectively, excluding adjustments for deferred acquisition costs applicable to changes in fair value of securities. The carrying values of these contracts are stated net of deferred acquisition costs so that they are comparable with the fair value basis.

--------------------------------------------------------------------------------
9. Segment Information

LNL has two business segments: Lincoln Retirement (formerly known as the Annuities segment) and Life Insurance. Prior to the fourth quarter of 2001, LNL had a Reinsurance segment. LNL's reinsurance business was acquired by Swiss Re in December 2001. As the majority of the business acquired by Swiss Re was via indemnity reinsurance agreements, LNL is not relieved of its legal liability to the ceding companies for this business. This means that the liabilities and obligations associated with the reinsured contracts remain on the balance sheets of LNL with a corresponding reinsurance receivable from Swiss Re. In addition, the gain resulting from the indemnity reinsurance portion of the transaction was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain is within LNL's Other Operations. Given the lengthy period of time over which LNL will continue to amortize the deferred gain, and the fact that related assets and liabilities will continue to be reported on LNL's financial statements, the historical results for the Reinsurance segment prior to the close of the transaction with Swiss Re are not reflected in discontinued operations, but as a separate line in Other Operations. The results for 2001 related to the former Reinsurance segment are for the eleven months ended November 30, 2001.

The Lincoln Retirement segment, headquartered in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through LNL's wholesaling unit, LFD, as well as LNL's retail unit, LFA. In addition, group fixed and variable annuity products and the Alliance program are distributed to the employer-sponsored retirement market through Lincoln Retirement's Fringe Benefit Division dedicated sales force.

The Life Insurance segment, headquartered in Hartford, Connecticut, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, term life and corporate owned life insurance. The segment also offers linked-benefit life insurance (a universal life product with a long-term care benefit). A majority of the Life Insurance segment's products are currently distributed through LFD and LFA. In the third quarter 2002, the Life Insurance segment entered into a marketing agreement to distribute life insurance products through the M Financial Group, a well-respected and successful nationwide organization of independent firms serving the needs of affluent individuals and corporations.

LNL reports operations not directly related to the business segments and unallocated corporate items (i.e., unallocated overhead expenses including interest on short-term and long-term borrowings and the operations of the Fort Wayne, Indiana based 401(k) business; LFA and LFD in "Other Operations". As noted above, the financial results of the former Reinsurance segment were moved to Other Operations upon the close of the transaction with Swiss Re in December 2001.

The Lincoln National Life Insurance Company

Financial data by segment for 2000 through 2002 is as follows:

                                                                                            Year Ended December 31
                                                                                           2002      2001      2000
                                                                                         --------  --------  --------
                                                                                                 (in millions)
                                                                                         ----------------------------
Revenue, Excluding Net Investment Income and Net Realized Gain (Loss) on Investments and
 Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $  552.4  $  663.1  $  745.4
  Life Insurance........................................................................    982.6     987.3     964.9
  Other Operations......................................................................    558.3   1,835.5   1,738.7
  Consolidating adjustments.............................................................   (228.4)   (228.1)   (223.5)
                                                                                         --------  --------  --------
Total................................................................................... $1,864.9  $3,257.8  $3,225.5
                                                                                         ========  ========  ========
Net Investment Income:
  Lincoln Retirement.................................................................... $1,424.2  $1,370.0  $1,393.5
  Life Insurance........................................................................    899.1     910.2     871.5
  Other Operations......................................................................    186.2     274.0     321.8
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $2,509.5  $2,554.2  $2,586.8
                                                                                         ========  ========  ========
Realized Gain (Loss) on Investments and Derivative Instruments and Sale of Subsidiaries:
  Lincoln Retirement.................................................................... $ (195.3) $  (64.8) $   (5.2)
  Life Insurance........................................................................    (96.7)    (56.9)    (17.4)
  Other Operations......................................................................     18.5       5.1      (1.7)
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $ (273.5) $ (116.6) $  (24.3)
                                                                                         ========  ========  ========
Income (Loss) before Federal Income Taxes and Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $   (3.7) $  312.8  $  438.0
  Life Insurance........................................................................    298.7     369.8     392.7
  Other Operations......................................................................   (337.5)    (14.7)     51.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (42.5) $  667.9  $  881.7
                                                                                         ========  ========  ========
Federal Income Tax Expense (Benefit):
  Lincoln Retirement.................................................................... $  (58.6) $   36.3  $   79.4
  Life Insurance........................................................................     89.7     131.2     143.4
  Other Operations......................................................................   (122.6)    (11.3)     10.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $  (91.5) $  156.2     232.8
                                                                                         ========  ========  ========
Cumulative Effect of Accounting Changes:
  Lincoln Retirement.................................................................... $     --  $   (7.3) $     --
  Life Insurance........................................................................       --      (5.5)       --
  Other Operations......................................................................       --      (2.8)       --
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total................................................................................... $     --  $  (15.6) $     --
                                                                                         ========  ========  ========
Net Income (Loss):
  Lincoln Retirement.................................................................... $   54.9  $  269.2  $  358.6
  Life Insurance........................................................................    209.0     233.1     249.3
  Other Operations......................................................................   (214.9)     (6.2)     41.0
  Consolidating adjustments.............................................................       --        --        --
                                                                                         --------  --------  --------
Total Net Income........................................................................ $   49.0  $  496.1  $  648.9
                                                                                         ========  ========  ========

                                                December 31
                                         2002       2001      2000
                                       --------- ---------  ---------
                                               (in millions)
                                       ------------------------------
          Assets:
            Lincoln Retirement........ $52,827.2 $56,888.2  $60,267.1
            Life Insurance............  19,591.6  18,409.7   17,939.1
            Other Operations..........  11,517.3  14,181.4   11,546.1
            Consolidating adjustments.     186.8      (1.3)     112.6
                                       --------- ---------  ---------
          Total Assets................ $84,122.9 $89,478.0  $89,864.9
                                       ========= =========  =========

The Lincoln National Life Insurance Company

During 2000, management initiated a plan to change the operational and management reporting structure of its wholesale distribution organization. Beginning with the quarter ended March 31, 2001, LFD, the wholesaling arm of LNL's distribution network, was reported within Other Operations. Previously, LNL's wholesaling efforts were conducted separately within the Lincoln Retirement and Life Insurance segments.

Also, in the fourth quarter of 2000, a decision was made to change the management reporting and operational responsibilities for First Penn's Schaumburg, Illinois annuities business. Beginning with the quarter ended March 31, 2001, the financial reporting for First Penn's annuities business was included in the Lincoln Retirement segment. This business was previously managed and reported in the Life Insurance segment.

LNL has an immaterial amount of foreign operations reported in its segments. Foreign intracompany revenues are not significant.

--------------------------------------------------------------------------------
10. Shareholder's Equity


All of the 10 million authorized, issued and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                      December 31
                                                    2002       2001
                                                 ---------  ---------
                                                     (in millions)
                                                 --------------------
         Fair value of securities available-for-
          sale.................................. $31,518.7  $27,203.6
         Cost of securities available-for-sale..  29,943.0   26,860.5
                                                 ---------  ---------
         Unrealized gain........................   1,575.7      343.1
         Adjustments to deferred acquisition
          costs.................................    (418.4)     (81.3)
         Amounts required to satisfy
          policyholder commitments..............     (58.7)        --
         Foreign currency exchange rate
          adjustment............................       9.8         --
         Deferred income credits (taxes)........    (405.3)     (89.8)
                                                 ---------  ---------
         Net unrealized gain on securities
          available-for-sale.................... $   703.1  $   172.0
                                                 =========  =========

Adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments are netted against the Deferred Acquisition Costs asset line and included within the Insurance Policy and Claim Reserve line on the balance sheet, respectively.

Details underlying the change in "Net Unrealized Gain (Loss) on Securities Available-for-Sale, Net of Reclassification Adjustment" shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                               Year Ended December 31
                                                2002    2001   2000
                                               ---------------------
           Unrealized gains on securities
            available-for-sale arising during
            the year.......................... $774.4  $381.3 $289.8
           Less: reclassification adjustment
            for gains (losses) included in net
            income (1)........................  (72.1)   36.2  (65.4)
           Less: Federal income tax expense
            (benefit).........................  315.4   120.1  (92.3)
                                               ------  ------ ------
           Net Unrealized gain on securities
            available-for-sale, net of
            reclassification and Federal
            income tax expense (benefit)...... $531.1  $225.0 $447.5
                                               ======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to deferred acquisition costs and amounts required to satisfy policyholder commitments.

The "Net Unrealized Gain (Loss) on Derivative Instruments" component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity for 2002 and 2001 is net of Federal income tax expense (benefit) of $(1.2) million and $12.6 million ($9.5 million of the tax expense for 2001 relates to the transition adjustment recorded in the first quarter of 2001 for the adoption of FAS 133), respectively, and adjustments to deferred amortization costs of $1.6 million and $23.8 million ($18.3 million of the adjustments for 2001 relate to the transition adjustment recorded for the adoption of FAS 133), respectively.

The Lincoln National Life Insurance Company
Notes to Consolidated Financial Statements (continued)

--------------------------------------------------------------------------------
11. Acquisitions and Divestitures


On August 30, 2002, LNL acquired The Administrative Management Group, Inc. ("AMG"), an employee benefits record keeping firm for $21.6 million in cash. Contingent payments up to an additional $14 million will be paid over a period of 4 years (2003-2006) if certain criteria are met. Any such contingent payments will be expensed as incurred. AMG, a strategic partner of LNL's Retirement segment for several years, provides record keeping services for the Lincoln Alliance Program along with approximately 400 other clients nationwide. As of December 31, 2002, the application of purchase accounting to this acquisition resulted in goodwill of $20.2 million.

On December 7, 2001, Swiss Re acquired LNC's reinsurance operation for $2.0 billion. In addition, LNC retained the capital supporting the reinsurance operation. After giving affect to the increased levels of capital needed within the Life Insurance and Lincoln Retirement segments that result from the change in the ongoing mix of business under LNC's internal capital allocation models, the disposition of LNC's reinsurance operation has freed-up approximately $100 million of retained capital.

The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised LNC's reinsurance operation. Two of the stock companies sold, LNH&C and LNRAC, were wholly-owned subsidiaries of the Company. At the time of closing, an immediate gain of $5.6 million after-tax was recognized on the sale of the stock companies. A gain of $698.0 million after-tax ($1.1 billion pre-tax) relating to the indemnity reinsurance agreements was reported at the time of closing by LNL. This gain was recorded as a deferred gain on LNL's consolidated balance sheet, in accordance with the requirements of FAS 113, and is being amortized in earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years.

Effective with the closing of the transaction, the former Reinsurance segment's historical results were included in "Other Operations." During December 2001, LNL recognized in Other Operations $4.3 million ($6.8 million pre-tax) of deferred gain amortization. In addition, in December 2001, LNL recognized $7.9 million ($12.5 million pre-tax) of accelerated deferred gain amortization relating to the fact that certain Canadian indemnity reinsurance contracts were novated after the sale, but prior to December 31, 2001.

On October 29, 2002 LNC and Swiss Re settled disputed matters totaling about $770 million that had arisen in connection with the final closing balance sheets associated with Swiss Re's acquisition of LNC's reinsurance operations. The settlement provided for a payment by LNL of $195 million to Swiss Re, which was recorded by LNL as a reduction in deferred gain. As a result of additional information made available to LNC following the settlement with Swiss Re in the fourth quarter of 2002, LNL recorded a further reduction in the deferred gain of $30.8 million after-tax ($47.4 million pre-tax), as well as a $6.9 million after-tax ($10.6 million pre-tax) reduction in the gain on the sale of subsidiaries.

As part of the dispute settlement, LNL also paid $100 million to Swiss Re in satisfaction of LNC's $100 million indemnification obligation with respect to personal accident business. As a result of this payment, LNC has no further underwriting risk with respect to the reinsurance business sold. However, because LNL has not been relieved of its legal liabilities to the underlying ceding companies with respect to the portion of the business reinsured by Swiss Re, under FAS 113 the reserves for the underlying reinsurance contracts as well as a corresponding reinsurance recoverable from Swiss Re will continue to be carried on LNL's balance sheet during the run-off period of the underlying reinsurance business. This is particularly relevant in the case of the exited personal accident reinsurance line of business where the underlying reserves are based upon various estimates that are subject to considerable uncertainty.

As a result of developments and information obtained during 2002 relating to personal accident matters, LNL increased these exited business reserves by $184.1 million after-tax ($283.2 million pre-tax). After giving effect to LNC's $100 million indemnification obligation, LNL recorded a $119.1 million after-tax ($183.2 million pre-tax) increase in reinsurance recoverable from Swiss Re with a corresponding increase in the deferred gain.

The combined effects of the 2002 settlement of disputed matters and exited business reserve increases reduced the $698 million after-tax ($1.1 billion pre-tax) deferred gain reported at closing by $38.5 million after-tax ($59.2 million pre-tax). During 2002, LNL amortized $46.2 million after-tax ($71.1 million pre-tax) of the deferred gain. An additional $1.3 million after-tax ($2 million pre-tax) of deferred gain was recognized due to a novation of certain Canadian business during 2002.

Through December 31, 2002, of the original $1.84 billion in proceeds received by LNL, approximately $0.52 billion was paid for taxes and deal expenses and approximately $0.825 billion was paid to LNC as dividends. LNL also paid $195 million to Swiss Re to settle the closing balance sheet disputed matters and $100 million to satisfy LNC's personal accident business indemnification obligations. The remaining proceeds have been dedicated to the ongoing capital needs of the Company.

Because of ongoing uncertainty related to the personal accident business, the reserves related to this exited business line carried on LNL's balance sheet at December 31, 2002 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under FAS 113 LNL would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, LNL would record a corresponding increase in reinsurance recoverable from Swiss Re. However, FAS 113 does not permit LNL to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, LNL would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re

The Lincoln National Life Insurance Company and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between LNL and Swiss Re as a result of these developments.

Accordingly, even though LNL has no continuing underwriting risk, and no cash would be transferred between LNL and Swiss Re, in the event that future developments indicate LNL's December 31, 2002 personal accident reserves are deficient or redundant, FAS 113 requires LNL to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

As noted above, effective with the closing of the transaction, the Reinsurance segment's results for the eleven months ended November 30, 2001 and the year ended December 31, 2000 were included in "Other Operations."

Earnings from LNL's reinsurance operations were as follows:

                                                                                         Year Ended December 31
                                                                                  -------------------------------------
                                                                                  Eleven Months Ended    Year Ended
                                                                                   November 30, 2001  December 31, 2000
                                                                                  ------------------- -----------------
                                                                                              (in millions)
                                                                                  -------------------------------------
Revenue..........................................................................      $1,521.0           $1,532.2
Benefits and Expenses............................................................       1,383.5            1,384.8
                                                                                       --------           --------
  Income before Federal Income Taxes and Cumulative Effect of Accounting Changes.         137.5              147.4
Federal Income Taxes.............................................................          45.6               44.3
                                                                                       --------           --------
  Income before Cumulative Effect of Accounting Changes..........................          91.9              103.1
Cumulative Effect of Accounting Changes (after-tax)..............................          (2.4)                --
                                                                                       --------           --------
  Net Income.....................................................................         $89.5           $  103.1
                                                                                       ========           ========

--------------------------------------------------------------------------------
12. Restructuring Charges

In 1999, LNL implemented a restructuring plan relating to the discontinuance of HMO excess-of-loss reinsurance programs. The charge associated with this restructuring plan totaled $3.2 million after-tax ($4.9 million pre-tax) and was included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 1999. The pre-tax costs for this plan included $2.4 million for employee severance and termination benefits and $2.5 million for costs relating to exiting business activities. Through December 31, 2001, actual pre-tax costs of $3.7 million were expended or written-off under this restructuring plan. During the fourth quarter of 2000, $1.0 million (pre-tax) of the original charge for the discontinuance of the HMO excess-of-loss restructuring plan was reversed. During the fourth quarter of 2001, the remaining restructuring reserve of $0.2 million relating to the HMO excess-of-loss reinsurance programs was transferred to Swiss Re as part of its acquisition of LNC's reinsurance operations.

During 2001, LNL implemented restructuring plans relating to 1) the consolidation of the Syracuse operations of Lincoln Life New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine; 2) the elimination of duplicative functions in the Schaumburg, Illinois operations of First Penn, and the absorption of these functions into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut; 3) the reorganization of the life wholesaling function within the independent planner distribution channel, consolidation of retirement wholesaling territories, and streamlining of the marketing and communications functions in LFD; 4) the reorganization and consolidation of the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business; 5) the combination of LFD channel oversight, positioning of LFD to take better advantage of ongoing "marketplace consolidation" and expansion of the customer base of wholesalers in certain non-productive territories and 6) the consolidation of operations and space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used.

The Syracuse restructuring charge was recorded in the first quarter of 2001. The Schaumburg, Illinois restructuring charge was recorded in the second quarter of 2001, the LFD restructuring charges were recorded in the second and fourth quarters of 2001, and the remaining restructuring charges were recorded in the fourth quarter of 2001. The LFD restructuring plan that was initiated in the second quarter of 2001 was completed in the fourth quarter of 2002. The Life Insurance segment restructuring plan that was initiated in the fourth quarter of 2001 was completed in the fourth quarter of 2002.

The Lincoln National Life Insurance Company

The aggregate charges associated with all restructuring plans entered into during 2001 totaled $24.3 million after-tax ($37.4 million pre-tax) and were included in Underwriting, Acquisition, Insurance and Other Expenses on the Consolidated Statement of Income for the year ended December 31, 2001. The component elements of these aggregate pre-tax costs include employee severance and termination benefits of $12.2 million, write-off of impaired assets of $3.2 million and other exit costs of $22.0 million primarily related to the termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under the Syracuse restructuring plan. The total amount expended for this plan exceeded the original restructuring reserve by $0.3 million. Actual pre-tax costs totaling $1.8 million were expended or written-off and 26 positions were eliminated under the second quarter of 2001 LFD restructuring plan. The amount expended for this plan was equal to the original reserve. Actual pre-tax costs totaling $2.3 million were expended or written-off and 36 positions were eliminated under the fourth quarter of 2001 Life Insurance segment restructuring plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million. In addition, $0.1 million of excess reserve on the FPP restructuring plan was released during the second quarter of 2002 and $1.5 million of excess reserve on the Fort Wayne restructuring plan was released during the third quarter of 2002. The release of the reserve on the Fort Wayne restructuring plan was due to LNC's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $29.8 million have been expended or written off for the three remaining plans through December 31, 2002. As of December 31, 2002, a balance of $0.9 million remains in the restructuring reserves for these plans and is expected to be utilized in the completion of the plans. Details of each of these 2001 restructuring plans are provided below.

During the first quarter of 2001, LNL recorded a restructuring charge in its Lincoln Retirement segment of $0.65 million ($1.0 million pre-tax). The objective of this restructuring plan was to consolidate the Syracuse operations of Lincoln Life & Annuity Company of New York into the Lincoln Retirement segment operations in Fort Wayne, Indiana and Portland, Maine, in order to reduce on-going operating costs and eliminate redundant facilities. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.8 million related to the elimination of 30 positions and (2) other costs of $0.2 million related primarily to lease payments on abandoned office space. This plan was completed in the first quarter of 2002. Actual pre-tax costs totaling $1.3 million were expended or written-off and 30 positions were eliminated under this plan. The $0.3 million expended in excess of the restructuring charge was expensed as incurred.

During the second quarter of 2001, LNL recorded restructuring charges in its Lincoln Retirement and Life Insurance segments of $0.63 million ($0.97 million pre-tax) and $2.03 million ($3.12 million pre-tax), respectively, related to a restructuring plan for the Schaumburg, Illinois operations of First Penn-Pacific. The objective of this plan was to eliminate duplicative functions in Schaumburg, Illinois by transitioning them into the Lincoln Retirement and Life Insurance segment operations in Fort Wayne, Indiana and Hartford, Connecticut, respectively, in order to reduce ongoing operating costs. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $3.19 million related to the elimination of 27 positions and (2) other costs of $0.9 million. Actual pre-tax costs totaling $3.7 million have been expended or written-off and 26 positions have been eliminated under this plan through December 31, 2002. In the second quarter of 2002, $0.1 million of the original charge for this plan was reversed. As of December 31, 2002, a balance of $0.3 million remains in the restructuring reserve for this plan. Expenditures under this plan are expected to be completed in the first quarter of 2004.

During the second quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $1.2 million ($1.8 million pre-tax). The objectives of this restructuring plan were to reorganize the life wholesaling function with the independent planner distribution channel, consolidate retirement wholesaling territories, and streamline the marketing and communications functions. The restructuring plan identified severance and termination benefits of $1.8 million (pre-tax) related to the elimination of 33 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $1.8 million were expended and 26 positions were eliminated under this plan.

During the fourth quarter of 2001, LNL recorded a restructuring charge in its Life Insurance segment of $1.5 million ($2.3 million pre-tax). The objectives of this restructuring plan were to reorganize and consolidate the life insurance operations in Hartford, Connecticut related to the streamlining of underwriting and new business processes and the completion of outsourcing of administration of certain closed blocks of business. The restructuring plan identified severance and termination benefits of $2.3 million (pre-tax) related to the elimination of 36 positions. This plan was completed in the fourth quarter of 2002. Actual pre-tax costs totaling $2.3 million were expended and 36 positions were eliminated under this plan. The amount expended for this plan was in excess of the original reserve by less than $0.1 million.

During the fourth quarter of 2001, LNL recorded a restructuring charge for LFD in "Other Operations" of $2.5 million ($3.8 million pre-tax). The objectives of this restructuring plan were to combine channel oversight, position LFD to take better advantage of ongoing "marketplace consolidation" and to expand the customer base of wholesalers in certain territories. The restructuring plan identified severance and termination benefits of $3.8 million (pre-tax) related to the elimination of 63 positions. Actual pre-tax costs totaling $3.8 million have been expended and 62 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of less than $0.1 million remains in the re-

The Lincoln National Life Insurance Company structuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in the first quarter of 2003.

During the fourth quarter of 2001, LNL recorded a restructuring charge in "Other Operations" of $15.8 million ($24.4 million pre-tax). The objectives of this restructuring plan were to consolidate operations and reduce excess space in LNL's Fort Wayne, Indiana operations. In light of the divestiture of LNL's reinsurance operations, which were headquartered in Fort Wayne, excess space and printing capacity will not be used. The restructuring plan identified the following activities and associated pre-tax costs to achieve the objectives of the plan: (1) severance and termination benefits of $0.3 million related to the elimination of 9 positions; (2) write-off of leasehold improvements of $3.2 million and (2) other costs of $20.9 million primarily related to termination of equipment leases ($1.4 million) and rent on abandoned office space ($19.5 million). In the third quarter of 2002, $1.5 million of the original charge for this plan was reversed due to LNL's purchase and ultimate sale of the vacant building on terms which were favorable to what was included in the original restructuring plan for rent on this abandoned office space. Actual pre-tax costs totaling $22.3 million have been expended and 19 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.6 million remains in the restructuring reserve for this plan. Expenditures under this restructuring plan are expected to be completed in 2004. LNL estimates an annual reduction in future operating expenses of $4.6 million (pre-tax) after the plan is fully implemented.

During the second quarter of 2002, Lincoln Retirement completed a review of its entire internal information technology organization. As a result of that review, Lincoln Retirement decided in the second quarter of 2002 to reorganize its IT organization in order to better align the activities and functions conducted within its own organization and its IT service providers. This change was made in order to focus Lincoln Retirement on its goal of achieving a common administrative platform for its annuities products, to better position the organization and its service providers to respond to changing market conditions, and to reduce overall costs in response to increased competitive pressures. The restructuring plan implemented to achieve these objectives included aggregate pre-tax costs of $1.6 million, which included $1.4 million for employee severance and $0.2 million for employee outplacement relative to 49 eliminated positions. Actual pre-tax costs totaling $0.9 million have been expended and 49 positions have been eliminated under this plan through December 31, 2002. As of December 31, 2002, a balance of $0.7 million remains in the restructuring reserve for this plan. The plan is expected to be completed in the third quarter of 2003.

--------------------------------------------------------------------------------
13. Transactions with Affiliates


Cash and short-term investments at December 31, 2002 and 2001 include LNL's participation in a short-term investment pool with LNC of $257.2 million and $310.9 million, respectively. Related investment income amounted to $5.1 million, $15.1 million and $26.2 million in 2002, 2001 and 2000, respectively. Short-term debt at December 31, 2002 and 2001 of $103.7 million and $261.8 million, respectively, represents notes payable to LNC. Total interest expense for this short-term debt was $1.3 million, $2.6 million and $2.2 million in 2002, 2001 and 2000, respectively. As shown in Note 5, LNC supplied funding to LNL totaling $1.25 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2002, 2001 and 2000.

Beginning in 2001, a transfer pricing arrangement was put in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, LNL received fees of $16.3 million and $12.7 million from DMH for transfer pricing in 2002 and 2001, respectively.

LNL paid fees of $95.3 million, $98.3 million and $105.0 million to DMH for investment management services in 2002, 2001 and 2000, respectively.

LNL provides services to and receives services from affiliated companies plus it receives an allocation of corporate overhead from LNC. This allocation is based on a calculation which utilizes income and equity of the business units. These activities with affiliated companies resulted in a net payment of $79.7 million, $65.2 million and $44.9 million in 2002, 2001 and 2000, respectively.

LNL cedes and accepts reinsurance from affiliated companies. Although no new reinsurance transactions have been executed between LNL and its affiliates since the sale of the reinsurance operations to Swiss Re, there are certain reinsurance deals between LNL and affiliates that were in place at the time of the sale and continue to be in place as of December 31, 2002. As of December 31, 2002, all of these transactions are between LNL and LNR Barbados and LNL and Lincoln Assurance Limited. As of December 31, 2001, there were also reinsurance transactions in place between LNL and Lincoln Ireland. LNC's investment in Lincoln Ireland was put to Swiss Re in May 2002. Premiums in the accompanying statements of income include premiums on insurance business accepted and exclude premiums ceded with other affiliated companies as follows:

                                       Year Ended December 31
                                        2002   2001    2000
                                       ------  ------- ------
                                          (in millions)
                                       ----------------------
                     Insurance assumed $   --. $  0.6. $ 1.2.
                     Insurance ceded..  100.4.  145.9.  98.1.

The Lincoln National Life Insurance Company

The balance sheets include reinsurance balances with affiliated companies as follows:

                                                       December 31
                                                       2002  2001
             -                                        ------ ------
                                                      (in millions)
                                                      -------------
             Future policy benefits and claims
              assumed................................ $  4.1 $  3.9
             Future policy benefits and claims ceded.  799.7  905.6
             Amounts recoverable from reinsurers on
              paid and unpaid losses.................   21.5   76.5
             Reinsurance payable on paid losses......    5.7    5.8
             Funds held under reinsurance treaties --
              net liability..........................  735.5  968.3

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, LNL holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $140.2 million and $528.6 million at December 31, 2002 and 2001, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2002 and 2001, LNC had guaranteed $140.2 million and $528.6 million, respectively, of these letters of credit. At December 31, 2001, LNL had a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $101.6 million for statutory surplus relief received under financial reinsurance ceded agreements. As of December 31, 2002, LNL did not have any statutory surplus relief transactions with affiliates.
--------------------------------------------------------------------------------
14. Subsequent Events

In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. The financial impact of the realignment will result in the Life Insurance segment incurring costs of approximately $15-$17 million after-tax during 2003.

In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. Restructuring costs under the plan are expected to be $3-$5 million after-tax and are expected to be incurred in 2003.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluat-ing the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and its related amortization. As discussed in Notes 2 and 7 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivative instruments and hedging activities as well as its method of accounting for impairment of certain investments.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 7, 2003

                           PART C - OTHER INFORMATION


Item 24.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)    List of Financial Statements

           1.  Part A.
               The Table of Condensed Financial Information is included in Part A of this Registration Statement.

           2.  Part B.
               The following financial statements for the Variable Account are included in Part B of this Registration Statement.

               Statement of Assets and Liabilities - December 31, 2002 Statement of Operations - Year ended December 31, 2002 Statements of Changes in Net Assets - Years ended December 31,
                   2002 and 2001
               Notes to Financial Statements
               Report of Ernst & Young LLP, Independent Auditors

           3.  Part B.
               The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:

               Consolidated Balance Sheets - December 31, 2002 and 2001 Consolidated Statements of Income - Years ended
                   December 31, 2002, 2001, and 2000
               Consolidated Statements of Shareholder's Equity -
                   Years ended December 31, 2002, 2001, and 2000
               Consolidated Statements of Cash Flows - Years ended
                   December 31, 2002, 2001, and 2000
               Notes to Consolidated Financial Statements
               Report of Ernst & Young LLP, Independent Auditors

24   (b) LIST OF EXHIBITS

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account C is incorporated herein by reference to the Registration Statement on Form N-4 (File No. 33-25990) filed on April 22, 1998.

(2)  None.

(3) (a) Selling Group Agreement between The Lincoln National Life Insurance Company and Sagemark Consulting, Inc. is incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-50817) filed on October 8, 1999.

     (b) Selling Group Agreement between The Lincoln National Life Insurance Company and Annuity Net Insurance Agency, Inc. incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-50817) filed on April 19, 2001.

(4) (a) Variable Annuity Contract is incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-50817) filed on April 20, 2000.

     (b)  Individual Retirement Annuity (IRA) Contract Amendment

     (c)  Individual Retirement Annuity (IRA) Contract Amendment

     (d)  Roth Individual Retirement Annuity Endorsement

     (e)  Section 403(b) Annuity Endorsement

(5) Variable Annuity Application is incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-50817) filed on April 20, 2000.

(6) (a) Articles of Incorporation of Lincoln National Life Insurance Company are hereby incorporated by reference to the Registration Statement on Form S-6 (File No. 333-40745) filed November 21, 1997.

     (b) Bylaws of Lincoln National Life Insurance Company are hereby incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-40937) filed on November 9, 1998.

(7)  None.

(8)  (a) (1)  Services Agreement between Delaware Management Holdings, Inc.,
              Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (File No. 2-80741), Amendment No. 21 filed on April 10, 2000.

     (a) (2) Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Co., and Lincoln National Life Insurance Co. incorporated by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

     (b)  Fund Participation Agreement/Amendments for Lincoln VIP Trust

     (c)  Fund Participation Agreement/Amendments for Delaware

     (d)  Fund Participation Agreement/Amendments for Twentieth Century

     (e)  Fund Participation Agreement/Amendments for Bankers Trust (BT)

     (f)  Fund Participation Agreement/Amendments for Janus

     (g)  Fund Participation Agreement/Amendments for Neuberger Berman

     (h)  Fund participation agreement/Amendments for Baron Capital

(9) Opinion and Consent of Mary Jo Ardington, Counsel, is incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-50817) filed on July 17, 1998.

(10) Consent of Ernst & Young LLP, Independent Auditors.

(11) Not applicable.

(12) Not applicable.

(13) Schedule for Computation of Performance Quotations is incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-50817) filed on July 17, 1998.

(14) Not applicable.

(15) Organizational Chart of Lincoln National Life Insurance Holding Company System.

(16) Power of Attorney.

Item 25.

                     DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name                           Positions and Offices

Jon A. Boscia**                President and Director
Lorry J. Stensrud*             Chief Executive Officer of Annuities,
                               Executive Vice President, and Director
John H. Gotta***               Chief Executive Officer of Life Insurance,
                               Executive Vice President, and Director
Gary W. Parker***              Senior Vice President
Cynthia A. Rose*               Secretary and Assistant Vice President
Eldon J. Summers*              Second Vice President and Treasurer
Richard C. Vaughan**           Director
Janet Chrzan*                  Senior Vice President, Chief Financial Officer
                               and Director
Elizabeth Frederick*           Senior Vice President and General Counsel
Bradley R. Skarie*             Acting Director of Annuities Compliance
Christine Frederick***         Director of Life Compliance
See Yeng Quek****              Chief Investment Officer and Director
Barbara S. Kowalczyk**         Director
Jude T. Driscoll****           Director

* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112
***   Principal business address is 350 Church Street, Hartford, CT 06103
**** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26.

                      PERSONS CONTROLLED BY OR UNDER COMMON
                    CONTROL WITH THE DEPOSITOR OR REGISTRANT


     See Exhibit 15: The Organizational Chart of The Lincoln National Insurance Holding Company System.


Item 27.

                            NUMBER OF CONTRACT OWNERS

As of February 28, 2003 there were 557,800 Contract Owners under Account C.

Item 28.

                          INDEMNIFICATION--UNDERTAKING

     (a)  Brief description of indemnification provisions.


          In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

          In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the rights of, Lincoln Life.

          Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.

                              PRINCIPAL UNDERWRITER

     (a) Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln Life Flexible Premium Variable Life Account D; Lincoln Life Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Flexible Premium Variable Life Account M, Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; and Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln National Variable Annuity Accounts 53

     (b)  See Item 25.

     (c)  N/A


Item 30.

                        LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books, and other documents except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31.

     Not applicable.


Item 32. Undertakings

     (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon request to Lincoln Life at the address or website listed in the Prospectus.

     (d) The Lincoln National Life Insurance company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 15th day of April, 2003.

                                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C
                                   (Registrant)
                                   eAnnuity

                                   By: /s/ Ronald L. Stopher
                                       -----------------------------------------
                                       Ronald L. Stopher
                                       Vice President, The Lincoln National Life
                                       Insurance Company

                                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                       (Depositor)

                                   By: /s/ Rise' C.M. Taylor
                                       -----------------------------------------
                                       Rise' C.M. Taylor
                                       (Signature-Officer of Depositor)
                                       Vice President, The Lincoln National Life
                                       Insurance Company
                                       (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 15, 2003.

Signature                              Title
---------                              -----

*                                      President and Director
--------------------------             (Principal Executive Officer)
Jon A. Boscia

*                                      Executive Vice President,
--------------------------             Chief Executive Officer of
Lorry J. Stensrud                      Lincoln Retirement, and Director

*                                      Senior Vice President, Chief
--------------------------             Financial Officer and Director
Janet Chrzan                           (Principal Accounting Officer and
                                       Principal Financial Officer)

*                                      Director
--------------------------
Barbara S. Kowalczyk

*                                      Executive Vice President,
--------------------------             Chief Executive Officer of
John H. Gotta                          Life Insurance, and Director

*                                      Director
--------------------------
Richard C. Vaughan

*                                      Director
--------------------------
Jude T. Driscoll

*                                      Chief Investment Officer and Director
--------------------------
See Yeng Quek

*By /s/ Rise' C.M. Taylor              Pursuant to a Power of Attorney
   --------------------------------
    Rise' C.M. Taylor